                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                  FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES



                  INVESTMENT COMPANY ACT FILE NUMBER 811-1800
                          U.S. GLOBAL INVESTORS FUNDS

                              7900 CALLAGHAN ROAD
                             SAN ANTONIO, TX 78229
              (Address of principal executive offices) (Zip code)

                             SUSAN B. MCGEE, ESQ.
                              7900 CALLAGHAN ROAD
                             SAN ANTONIO, TX 78229
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: 210-308-1234

                       Date of fiscal year end: JUNE 30

                    Date of reporting period: JUNE 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.


U.S. GLOBAL INVESTORS FUNDS

 ANNUAL REPORT

JUNE 30, 2008


 TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                             1

MANAGEMENT TEAMS' PERSPECTIVES                                     5

EXPENSE EXAMPLE                                                   44

PORTFOLIOS OF INVESTMENTS                                         46

NOTES TO PORTFOLIOS OF INVESTMENTS                               100

STATEMENTS OF ASSETS AND LIABILITIES                             104

STATEMENTS OF OPERATIONS                                         108

STATEMENTS OF CHANGES IN NET ASSETS                              112

NOTES TO FINANCIAL STATEMENTS                                    118

FINANCIAL HIGHLIGHTS                                             129

REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM                                         138

TRUSTEES AND OFFICERS                                            139

ADDITIONAL INFORMATION                                           142

 NASDAQ SYMBOLS


U.S. GLOBAL INVESTORS FUNDS
---------------------------

U.S. TREASURY SECURITIES CASH FUND                             USTXX

U.S. GOVERNMENT SECURITIES SAVINGS FUND                        UGSXX

NEAR-TERM TAX FREE FUND                                        NEARX

TAX FREE FUND                                                  USUTX

ALL AMERICAN EQUITY FUND                                       GBTFX

CHINA REGION OPPORTUNITY FUND                                  USCOX

GLOBAL RESOURCES FUND                                          PSPFX

WORLD PRECIOUS MINERALS FUND                                   UNWPX

GOLD AND PRECIOUS METALS FUND                                  USERX


U.S. GLOBAL ACCOLADE FUNDS
--------------------------

HOLMES GROWTH FUND                                             ACBGX

GLOBAL MEGATRENDS FUND                                         MEGAX

EASTERN EUROPEAN FUND                                          EUROX

GLOBAL EMERGING MARKETS FUND                                   GEMFX


[USGI Logo]

P.O. Box 781234
San Antonio, Texas 78278-1234
Tel 1.800.US.FUNDS
Fax 1.210.308.1217
www.usfunds.com

 U.S. GLOBAL INVESTORS FUNDS

DEAR SHAREHOLDER:

Since 2000, the U.S. Global Investors family of
funds has won more than two dozen Lipper Fund          [PHOTO]
Awards and performance certificates, both of which are given for posting top returns compared to category peers.

Our funds have also performed very well when measured against the entire U.S. fund universe, which now totals nearly 7,000 distinct funds. At the end of June 2008, for instance, four of our nine equity funds ranked in the top 50 mutual funds overall in various time periods going back 10 years, according to the Wall Street Journal. Two other U.S. Global funds were in the top three in their respective categories in the latest 12-month period.

A significant factor in our performance leadership is our focus on our investment culture.

What is an "investment culture" and why is it important? After all, one might think, an investment company's success or failure is pretty easy to measure: it either makes money for its shareholders or it doesn't.

I think it's a little more complicated than that. Creating a long-term record of success as an investor is not just about skill in analyzing stocks or debt securities. It can't be learned in business school, at industry conferences or by spending countless hours poring over Bloomberg data.

It's about the bigger questions of how the company sees itself and what it values. As shareholders in the U.S. Global funds, you should know about our company values because you've entrusted your hard-earned money to us to manage. We never lose sight of the fact that we are answerable to you for our investment decisions, so I'd like to take a little time to let you know how we think and how we work.

First of all, the investments team at U.S. Global is just that - a team.

Other fund companies prefer the individual manager approach in which one person has responsibility for the fund's decisions. We think many heads are better than one, and that the gathering and sharing of differing knowledge within a group expands everyone's mind and leads to superior decisions and results over time. The team is also a good risk-management tool - individuals think harder and smarter when they know they'll have to present their ideas to the group.

It's a challenge to create a team mentality in an investment setting because the notion runs counter to the personality traits common to those attracted to this business: highly competitive, opinionated, very confident in themselves and often skeptical of others.

 U.S. GLOBAL INVESTORS FUNDS


This is why investment culture is so important to me and why we've put so much effort into establishing it at U.S. Global. Culture produces the shared value set that harnesses the intellectual power generated by these strong-minded personalities without stripping away the individuality that each of them prizes. It creates structure and accountability within the team.

"Respect for people and teamwork" is a core value across our company, and as CEO and chief investment officer, one of my most important jobs is to shape a vision that the rest of the team can buy into.

We have five other core values at U.S. Global that form the foundation for our investment culture and how we run the rest of our business:

* Show initiative and be responsive to others
* Be curious to learn and improve
* Be performance- and results-oriented
* Have a focused work ethic
* Recognize the achievements of others

As you look at our core values, you'll see that they are easy to understand and that they benefit U.S. Global by encouraging a positive work environment. Keeping the list short and simple is also important - that way, team members can quickly learn them and put them into practice.

Individuals who demonstrate initiative and responsiveness to each other build trust, which is a key factor for healthy winning teams. Teammates must trust each other.

In addition, these six values interlock in a way that each team member knows what to expect from his or her colleagues, and from a leadership perspective, the values provide a reliable way to "coach" any team members who need it.

And because they are outward- and forward-looking values, they require people to interact with each other and be responsible to each other. One of the greatest risks for an investment company is money managers isolating themselves from their peers and making important portfolio decisions using limited information. We address that risk by ensuring that the exchange of information is open and honest, and that no one can hide away in a silo.

Our values also give the investment team members a broader framework within which they can derive satisfaction. It's true that the fund manager's job is to make money for his shareholders. But a stack of research shows that investment professionals need more than just financial rewards to feel fulfilled for past achievements and enthusiastic for future opportunities.

 U.S. GLOBAL INVESTORS FUNDS


Our investment culture recognizes that the members of U.S. Global's investment team are not money-making machines. A better way to think of them is as intellectually competitive, financial athletes striving to win for the team.

Those who embrace these core values are given many outstanding opportunities to succeed here, while those who can't or won't don't last long regardless of their experience or academic pedigree.

For the investment team, values represent half of the culture equation. The other half is how we put them into practice.

I keep stressing the attributes of team because it is the key to our long-term success as investment managers. As the CEO and chief investment officer, I see myself as the head coach who puts together the game plan and makes sure that it is followed.

                       [Culture Model Chart]

Culture Model
------------------------------------------------------------------------------

    Experiences    > >    Values,     > >   Behaviors    > >    Results    >
                          Beliefs

     What must          What values        What actions        What is our
  leaders do each      will drive the    will lead to the   vision of success?
   day to support     desired actions?   desired results?
the vision, values,
   and behaviors?

Created by The Hendricks Institute and published in "Radical Change, Radical Results"


The chart above from The Hendricks Institute provides a clear, sequential model to illustrate why culture is important.

In the investment team context, going from left to right on the chart, these are among the questions to be answered. What must the chief investment officer and research director do every day as coaches to guide the team's performance in a very competitive market? What values will produce the desired actions by the team? What actions (process, process, process!) by the team will lead to the desired results? What is our vision of success?

The answer to the last question: our vision of success is to be in the top half consistently in everything we do. None of our funds ever aim to be No. 1 in any time period - that kind of goal could lead to excessive risk-taking, which could be disappointing for our fund shareholders.

I'm a big believer in the approach of the legendary football coach Vince Lombardi, whose teams back in the 1950s and 1960s are the model for so many of today's most successful sports franchises.
Lombardi kept his plays

 U.S. GLOBAL INVESTORS FUNDS


uncomplicated and he practiced them over and over until his players knew them by heart.

Lombardi's most famous offensive play was the "power sweep" - a deceptively simple play in which a series of precise blocks are executed to open up running room for the halfback.

He explained the power sweep, which the Green Bay Packers used to win five NFL titles and the first two Super Bowls, by saying: "It's my No. 1 play because it requires all eleven men to play as one to make it succeed, and that's what 'team' means."

We also like Warren Buffett's baseball-hitting analogy to explain his approach to investment process. He says that he's more interested in the consistency of a batter's swing than how far he hits the ball. A singles-and-doubles approach that methodically puts runs on the scoreboard avoids the all-or-nothing risks that comes with swinging for the fences.

We take inspiration from these bits of sports wisdom as we execute our own consistent strategies as active money managers. At U.S.
Global Investors, all of our investment professionals playing as one is the key to our success in finding and capturing value for shareholders like you.

On our website at usfunds.com, you can find "Frank Talk: Insight for Investors," which offers my current thoughts on market conditions and trends, as well as observations from our investments team and others.

In addition, our weekly "Investor Alert" provides updates on news and trends in key domestic and international markets. You can sign up for the Investor Alert at our website, www.usfunds.com.

Sincerely,

/s/ Frank Holmes

Frank Holmes
CEO and Chief Investment Officer
U.S. Global Investors, Inc.

All opinions expressed and data provided are subject to change without notice. Some of these opinions may not be appropriate to every investor.

 MONEY MARKET FUNDS


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The U.S. Treasury Securities Cash Fund (USTXX) seeks to obtain a high level of current income while maintaining the highest degree of safety of principal and liquidity. The U.S. Government Securities Savings Fund (UGSXX) seeks to achieve a consistently high yield with safety of principal.

PERFORMANCE

 U.S. TREASURY SECURITIES CASH FUND              As of June 30, 2008

   7-Day Yield                                               0.73%
   ---------------------------------------------------------------
   7-Day Effective Yield                                     0.73%
   ---------------------------------------------------------------
   Weighted Average Days to Maturity                           10

 U.S. GOVERNMENT SECURITIES SAVINGS FUND         As of June 30, 2008

   7-Day Yield                                               1.78%
   ---------------------------------------------------------------
   7-Day Effective Yield                                     1.80%
   ---------------------------------------------------------------
   Weighted Average Days to Maturity                           41

An investment in either the U.S. Government Securities Savings Fund or the U.S. Treasury Securities Cash Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in the funds.

The Adviser has contractually limited total fund operating expenses to not exceed 1.00% for the U.S. Treasury Securities Cash Fund and 0.45% for the U.S. Government Securities Savings Fund on an annualized basis through November 1, 2008, and until such later date as the Adviser determines.

PERFORMANCE COMMENTARY

The U.S. Government Securities Savings Fund outperformed the Lipper government-only money market funds for the year ending June 30, 2008, returning 3.47 percent versus 3.24 percent for the peer group. The U.S. Treasury Securities Cash Fund underperformed the Lipper treasury money market funds for the year ending June 30, 2008, returning 2.46 percent versus 2.68 percent for the peer group. The U.S. Treasury Securities Cash Fund is recognized as an excellent alternative to a bank checking

 MONEY MARKET FUNDS


account. It offers free unlimited check writing and timely statements rivaling a full-service commercial bank checking account.

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE
FUNDS

Financial strains had just gotten underway a year ago as subprime credit problems were first beginning to bubble to the surface. By August it had become a full-blown crisis, and while its intensity has ebbed and flowed, it has yet to go away. This crisis, which is not isolated to the U.S., has put considerable stress on the financial markets and the Federal Reserve. The housing market has not shown any signs of recovery, unemployment is on the upswing as the economy teeters on the edge of recession, and consumer sentiment is near all-time lows. The weak U.S. dollar has benefited the domestic manufacturing sector -- exports have accelerated significantly as U.S.-made goods have become more competitive on international markets. The export sector has been the swing factor in keeping the U.S. out of a recession up to this point. The inflation situation has deteriorated over the past year, with the year-over-year change in the Consumer Price Index at the highest annual level since 1990 and many other inflation measures at multi-decade highs. Over the past year the Fed has become very active, cutting interest rates by a total of 325 basis points and taking other action to help ease the financial crisis. Yields on the three-month treasury bill fell 307 basis points to 1.74 percent, while yields on the six-month T-Bills dropped 278 basis points to
2.16 percent. One-year agency discount note yields moved lower by 244 basis points to 2.80 percent.

INVESTMENT HIGHLIGHTS

For much of the period, the U.S. Government Securities Savings Fund took a laddered approach by buying fixed-rate securities across the money market spectrum. The fund averaged a weighted average maturity of 38 days, which has been on a rising trend over the past year as Fed expectations have changed dramatically over this time. The fund took advantage of higher yields by selectively extending its ladder. The U.S. Treasury Securities Cash Fund followed a similar approach, averaging a weighted average maturity of 17 days over the period. The market dynamics were different in the treasury markets. A tremendous amount of money flowed into the safest and most liquid securities, which pushed yields to very low levels relative to other money market alternatives. The U.S. Treasury Securities Cash Fund took advantage of relatively high repurchase rates, which kept the weighted average maturity lower than the U.S. Government Securities Savings Fund.

 MONEY MARKET FUNDS


CURRENT OUTLOOK

The markets are currently balancing the risk of a recession and/or very slow economic growth with the highest levels of inflation in a generation. The sentiment in the market is split between investors who believe it would be irresponsible for the Fed to raise interest rates given the perilous state of the economy and those who believe that the Fed would be irresponsible by not raising rates given inflation. The Fed has eased aggressively and early in the cycle, which should support growth in the future at the expense of increased inflationary pressures in the short term. Ultimately we expect the Fed will likely raise interest rates at a measured pace over the next six months, during which the economy will muddle through with lackluster growth but avoid an outright recession.

 TAX FREE FUNDS


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Near-Term Tax Free Fund (NEARX) and Tax Free Fund (USUTX) seek to provide a high level of current income exempt from federal income taxation and to preserve capital. However, a portion of any distribution may be subject to federal and/or state income taxes. The Near-Term Tax Free Fund will maintain a weighted average maturity of less than five years, while the Tax Free Fund will generally maintain a longer weighted average maturity.

PERFORMANCE GRAPHS

 NEAR-TERM TAX FREE FUND

                  [Near-Term Tax Free Fund Graph]

                                              Lehman 3-Year
                            Near-Term          Municipal
            Date          Tax Free Fund        Bond Index

          06/30/98         $ 10,000.00        $ 10,000.00
          07/31/98           10,030.08          10,036.32
          08/31/98           10,143.30          10,133.78
          09/30/98           10,241.80          10,197.95
          10/30/98           10,237.05          10,247.59
          11/30/98           10,252.29          10,272.41
          12/31/98           10,258.02          10,297.23
          01/29/99           10,348.14          10,390.46
          02/26/99           10,323.14          10,401.96
          03/31/99           10,331.82          10,411.04
          04/30/99           10,364.74          10,443.13
          05/28/99           10,335.60          10,427.99
          06/30/99           10,235.26          10,365.64
          07/30/99           10,284.14          10,417.10
          08/31/99           10,252.74          10,429.81
          09/30/99           10,281.30          10,469.16
          10/29/99           10,262.54          10,470.37
          11/30/99           10,319.99          10,516.38
          12/31/99           10,299.11          10,499.42
          01/31/00           10,286.14          10,518.19
          02/29/00           10,320.19          10,551.49
          03/31/00           10,406.61          10,605.97
          04/28/00           10,379.39          10,607.18
          05/31/00           10,368.26          10,618.08
          06/30/00           10,506.37          10,752.47
          07/31/00           10,603.18          10,839.61
          08/31/00           10,696.22          10,921.50
          09/29/00           10,691.09          10,924.65
          10/31/00           10,760.10          10,986.60
          11/30/00           10,807.64          11,030.70
          12/31/00           10,967.37          11,153.54
          01/31/01           11,081.83          11,322.83
          02/28/01           11,105.86          11,367.12
          03/30/01           11,178.15          11,447.02
          04/30/01           11,130.83          11,430.30
          05/31/01           11,221.56          11,534.42
          06/30/01           11,263.91          11,585.78
          07/31/01           11,364.76          11,680.76
          08/31/01           11,486.19          11,800.68
          09/30/01           11,518.24          11,860.89
          10/31/01           11,599.67          11,938.04
          11/30/01           11,524.42          11,899.91
          12/31/01           11,473.75          11,888.56
          01/31/02           11,627.31          12,039.54
          02/28/02           11,724.93          12,129.84
          03/31/02           11,547.64          11,949.10
          04/30/02           11,750.65          12,124.76
          05/31/02           11,806.50          12,195.08
          06/30/02           11,899.86          12,299.96
          07/31/02           12,000.03          12,395.90
          08/31/02           12,109.32          12,475.23
          09/30/02           12,269.82          12,573.78
          10/31/02           12,156.66          12,504.63
          11/30/02           12,126.63          12,508.38
          12/31/02           12,299.39          12,688.50
          01/31/03           12,318.39          12,729.10
          02/28/03           12,431.49          12,810.57
          03/31/03           12,429.25          12,795.20
          04/30/03           12,478.74          12,829.74
          05/31/03           12,652.34          12,928.53
          06/30/03           12,610.54          12,907.85
          07/31/03           12,364.89          12,791.68
          08/31/03           12,449.97          12,856.92
          09/30/03           12,685.33          13,049.77
          10/31/03           12,624.92          12,988.43
          11/30/03           12,662.63          13,001.42
          12/31/03           12,706.13          13,028.73
          01/31/04           12,756.63          13,074.33
          02/29/04           12,873.96          13,185.46
          03/31/04           12,837.08          13,149.86
          04/30/04           12,668.39          13,017.04
          05/31/04           12,615.12          12,966.28
          06/30/04           12,636.01          12,989.62
          07/31/04           12,723.27          13,084.44
          08/31/04           12,857.39          13,221.83
          09/30/04           12,885.44          13,236.37
          10/31/04           12,914.72          13,273.43
          11/30/04           12,861.89          13,209.72
          12/31/04           12,928.97          13,261.24
          01/31/05           12,946.66          13,244.00
          02/28/05           12,917.10          13,204.27
          03/31/05           12,828.22          13,160.69
          04/30/05           12,917.31          13,227.81
          05/31/05           12,953.02          13,251.62
          06/30/05           12,982.87          13,319.21
          07/31/05           12,952.96          13,288.57
          08/31/05           12,988.94          13,332.42
          09/30/05           13,019.00          13,339.09
          10/31/05           12,988.87          13,319.08
          11/30/05           13,025.11          13,331.07
          12/31/05           13,055.41          13,377.73
          01/31/06           13,031.12          13,407.16
          02/28/06           13,067.65          13,417.88
          03/31/06           13,043.23          13,393.73
          04/30/06           13,067.72          13,416.50
          05/31/06           13,110.67          13,463.46
          06/30/06           13,079.89          13,439.23
          07/31/06           13,178.61          13,530.61
          08/31/06           13,277.60          13,637.50
          09/30/06           13,376.87          13,700.24
          10/31/06           13,420.43          13,741.34
          11/30/06           13,457.88          13,789.43
          12/31/06           13,432.84          13,786.67
          01/31/07           13,407.73          13,786.67
          02/28/07           13,571.39          13,880.42
          03/31/07           13,552.46          13,920.68
          04/30/07           13,590.45          13,948.52
          05/31/07           13,565.05          13,947.12
          06/30/07           13,539.58          13,958.28
          07/31/07           13,641.76          14,047.61
          08/31/07           13,750.64          14,126.28
          09/30/07           13,853.45          14,223.75
          10/31/07           13,898.55          14,292.03
          11/30/07           14,001.98          14,402.07
          12/31/07           14,040.88          14,475.53
          01/31/08           14,274.89          14,785.30
          02/28/08           13,988.09          14,588.66
          03/31/08           14,223.41          14,800.19
          04/30/08           14,197.19          14,783.91
          05/31/08           14,230.05          14,835.66
          06/30/08           14,137.82          14,737.74

 AVERAGE ANNUAL PERFORMANCE                          For the Years Ended
                                                           June 30, 2008
                                           One Year  Five Year  Ten Year
  Near-Term Tax Free Fund                   4.42%      2.31%     3.52%
  ----------------------------------------------------------------------
  Lehman 3-Year Municipal Bond Index        5.58%      2.68%     3.95%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The Lehman Brothers 3-Year Municipal Bond Index is a total return benchmark designed for municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least 50 million, have an amount outstanding of at least 5 million and have a maturity of two to four years. The returns for the index reflects no deduction for fees, expenses or taxes.

  The Adviser has agreed to limit the fund's total operating expenses to 0.45% through November 1, 2008.

 TAX FREE FUNDS


                       [Tax Free Fund Graph]

                                            Lehman 10-Year
                                              Municipal
         Date           Tax Free Fund         Bond Index

       06/30/98         $ 10,000.00          $ 10,000.00
       07/31/98           10,031.97            10,016.03
       08/31/98           10,189.98            10,190.11
       09/30/98           10,310.64            10,341.60
       10/30/98           10,275.80            10,346.12
       11/30/98           10,323.26            10,377.05
       12/31/98           10,334.13            10,409.34
       01/29/99           10,455.21            10,568.74
       02/26/99           10,386.02            10,473.91
       03/31/99           10,403.79            10,468.49
       04/30/99           10,432.69            10,496.49
       05/28/99           10,340.56            10,422.89
       06/30/99           10,138.55            10,229.17
       07/30/99           10,159.17            10,297.80
       08/31/99           10,028.94            10,259.87
       09/30/99           10,025.48            10,294.42
       10/29/99            9,863.75            10,221.72
       11/30/99            9,984.21            10,333.48
       12/31/99            9,876.39            10,279.74
       01/31/00            9,776.57            10,237.75
       02/29/00            9,914.08            10,318.12
       03/31/00           10,177.74            10,518.84
       04/28/00           10,098.14            10,466.01
       05/31/00           10,014.67            10,403.92
       06/30/00           10,297.71            10,686.60
       07/31/00           10,445.21            10,834.85
       08/31/00           10,605.97            11,002.41
       09/29/00           10,526.63            10,952.04
       10/31/00           10,662.11            11,064.08
       11/30/00           10,748.51            11,123.71
       12/31/00           11,036.36            11,385.84
       01/31/01           11,137.28            11,532.82
       02/28/01           11,155.87            11,552.17
       03/30/01           11,253.82            11,650.67
       04/30/01           11,107.76            11,506.33
       05/31/01           11,222.41            11,631.58
       06/30/01           11,308.23            11,700.75
       07/31/01           11,470.99            11,861.99
       08/31/01           11,663.75            12,063.04
       09/30/01           11,612.30            12,047.24
       10/31/01           11,750.88            12,195.94
       11/30/01           11,606.99            12,038.08
       12/31/01           11,456.85            11,911.87
       01/31/02           11,662.61            12,137.00
       02/28/02           11,813.85            12,310.56
       03/31/02           11,553.26            12,056.96
       04/30/02           11,811.84            12,336.68
       05/31/02           11,872.57            12,394.67
       06/30/02           12,007.22            12,548.36
       07/31/02           12,150.16            12,715.25
       08/31/02           12,275.82            12,880.55
       09/30/02           12,523.91            13,188.40
       10/31/02           12,317.84            12,948.37
       11/30/02           12,244.91            12,842.19
       12/31/02           12,488.40            13,123.44
       01/31/03           12,448.18            13,053.88
       02/28/03           12,607.31            13,279.71
       03/31/03           12,594.19            13,286.35
       04/30/03           12,677.20            13,384.67
       05/31/03           12,974.60            13,767.47
       06/30/03           12,906.42            13,701.39
       07/31/03           12,402.40            13,125.93
       08/31/03           12,507.80            13,238.81
       09/30/03           12,851.54            13,684.96
       10/31/03           12,774.36            13,580.96
       11/30/03           12,867.23            13,727.63
       12/31/03           12,948.94            13,873.14
       01/31/04           13,025.73            13,931.41
       02/29/04           13,213.00            14,176.60
       03/31/04           13,148.34            14,095.80
       04/30/04           12,837.67            13,706.75
       05/31/04           12,798.87            13,714.98
       06/30/04           12,745.23            13,760.24
       07/31/04           12,861.29            13,948.75
       08/31/04           13,044.27            14,254.23
       09/30/04           13,098.35            14,329.78
       10/31/04           13,187.66            14,444.42
       11/30/04           13,077.85            14,281.19
       12/31/04           13,225.42            14,449.71
       01/31/05           13,317.66            14,572.53
       02/28/05           13,250.97            14,480.73
       03/31/05           13,167.88            14,353.30
       04/30/05           13,347.64            14,631.75
       05/31/05           13,425.83            14,729.78
       06/30/05           13,481.41            14,815.22
       07/31/05           13,432.21            14,689.29
       08/31/05           13,552.83            14,868.50
       09/30/05           13,473.62            14,734.68
       10/31/05           13,407.41            14,622.70
       11/30/05           13,470.52            14,713.36
       12/31/05           13,592.88            14,847.25
       01/31/06           13,627.47            14,894.76
       02/28/06           13,733.85            14,982.64
       03/31/06           13,649.56            14,828.32
       04/30/06           13,651.81            14,801.63
       05/31/06           13,700.49            14,902.28
       06/30/06           13,657.32            14,835.22
       07/31/06           13,810.08            15,032.53
       08/31/06           13,995.44            15,289.58
       09/30/06           14,074.66            15,401.20
       10/31/06           14,148.37            15,493.60
       11/30/06           14,240.84            15,616.00
       12/31/06           14,206.05            15,542.61
       01/31/07           14,165.33            15,472.67
       02/28/07           14,337.00            15,690.83
       03/31/07           14,307.71            15,659.45
       04/30/07           14,341.81            15,709.56
       05/31/07           14,285.20            15,627.87
       06/30/07           14,223.65            15,543.48
       07/31/07           14,319.82            15,683.37
       08/31/07           14,295.99            15,722.58
       09/30/07           14,507.57            15,933.26
       10/31/07           14,548.33            15,989.03
       11/30/07           14,630.16            16,166.51
       12/31/07           14,679.65            16,211.77
       01/31/08           14,896.45            16,540.87
       02/28/08           14,332.67            15,854.42
       03/31/08           14,699.52            16,261.88
       04/30/08           14,830.37            16,357.83
       05/31/08           14,889.25            16,439.62
       06/30/08           14,726.82            16,268.65

 AVERAGE ANNUAL PERFORMANCE                          For the Years Ended
                                                           June 30, 2008
                                           One Year  Five Year  Ten Year
  Tax Free Fund                             3.54%      2.67%     3.94%
  ----------------------------------------------------------------------
  Lehman 10-Year Municipal Bond Index       4.67%      3.49%     4.98%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The Lehman Brothers 10-Year Municipal Bond Index is a total return benchmark designed for long-term municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least 50 million, have an amount outstanding of at least 5 million and have a maturity of 8 to 12 years. The returns for the index reflects no deduction for fees, expenses or taxes.

  The Adviser has agreed to limit the fund's total operating expenses to 0.70% through November 1, 2008.

Please visit our website at usfunds.com for updated performance information for different time periods.

PERFORMANCE COMMENTARY

Over the past year, Near-Term Tax Free Fund posted a 4.42 percent return, while the Tax Free Fund returned 3.54 percent. Near-Term Tax Free Fund trailed the performance of its benchmark, the Lehman 3-Year Municipal Bond Index, which returned 5.58 percent. The Tax Free Fund trailed the performance of its benchmark, the Lehman 10-Year Municipal Bond Index, which returned 4.67 percent. Both funds significantly outperformed their respective Lipper peer groups over the past year. The

 TAX FREE FUNDS


performance difference for the funds was primarily driven by fund maturity preferences, as the funds maintained exposure across a wider range of maturities relative to the respective index. Both funds benefited from a conservative credit profile, which led to the peer group outperformance. As the subprime debt market imploded, liquidity dried up and credit spreads widened. This primarily affected high-yield securities and also impacted longer-dated securities.

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE
FUNDS

Municipals rallied strongly during the second half of 2007 as the Federal Reserve initiated an easing campaign in September. The most significant impact on the municipal market was the credit crisis. Over the past several years, many investors had become complacent about credit risks and therefore investors in higher-yielding securities were not being adequately compensated for the risk they were taking. Low-quality and high-yield securities significantly underperformed over the past year. The long end of the municipal market was also impacted as leveraged investors could no longer support their activities after liquidity dried up. In February, the municipal bond market fell by more than 4.50 percent. According to Merrill Lynch data, February was the worst month in the two-decade history of the Municipal Master Index. The municipal market woes are related to the subprime mortgage problem that has infected virtually every corner of the credit markets. Monoline insurers were downgraded due to exposure to subprime debt, which in turn caused short-term auction rate securities to become unattractive to many buyers, which then led the brokerage firms that ran the auctions (and often cleared the market) to let the auctions fail. Combined with liquidity-related deleveraging, the municipal market suffered severe dislocations. Virtually all monoline insurers have endured downgrades, and the repercussions on the municipal market are still being felt. Inflation fears intensified during the second calendar quarter of 2008. Market pressures rose late in the quarter as attention shifted from economic problems to inflation concerns and the rising expectations of a Fed rate hike.

INVESTMENT HIGHLIGHTS

STRENGTHS

* Both funds maintained a conservative credit profile, which significantly enhanced performance relative to their peer groups.

* Both funds were significantly overweight in Texas municipals, which outperformed.

 TAX FREE FUNDS


* Both funds largely avoided the hardest-hit sectors of the market, notably tobacco, housing and junk quality bonds.

WEAKNESSES

* Both funds maintained an overweight position relative to the benchmark in longer term securities, which underperformed.

* The funds did have some exposure to low-quality investment-grade bonds, which underperformed.

* The funds maintained significant exposure to hospital-backed municipals, which underperformed.

CURRENT OUTLOOK

OPPORTUNITIES

* Municipals are historically "cheap" compared to other fixed-income alternatives such as treasuries, agency bonds and corporate bonds.

* The extremely poor performance of high-yield-related securities now offers opportunities at much more attractive prices.

THREATS

* The Fed will likely begin raising interest rates over the next six months.

* Inflation remains a threat, as CPI rose to the highest annual level since 1990.

 TAX FREE FUNDS


 NEAR-TERM TAX FREE FUND
 MUNICIPAL BOND RATINGS                                June 30, 2008
 (BASED ON TOTAL MUNICIPAL BONDS)

                            [Pie Chart]

AAA   36.55%
AA    49.19%
A     14.26%


 TAX FREE FUND
 MUNICIPAL BOND RATINGS                                June 30, 2008
 (BASED ON TOTAL MUNICIPAL BONDS)

                            [Pie Chart]

AAA   47.42%
AA    24.46%
A     28.12%

 ALL AMERICAN EQUITY FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The principal objective of the All American Equity Fund (GBTFX) is to seek capital appreciation by investing primarily in a broadly diversified portfolio of domestic common stocks. The fund invests in large-capitalization stocks, while retaining the flexibility to seek out promising individual stock opportunities. The fund seeks capital appreciation and does not emphasize income.

PERFORMANCE GRAPH

 ALL AMERICAN EQUITY FUND

                  [All American Equity Fund Graph]

                   All American         S&P
        Date       Equity Fund       500 Index

      06/30/98     $ 10,000.00      $ 10,000.00
      07/31/98        9,969.07         9,893.52
      08/31/98        8,662.37         8,463.14
      09/30/98        9,213.14         9,005.29
      10/30/98        9,794.46         9,737.80
      11/30/98       10,406.77        10,327.99
      12/31/98       10,904.32        10,923.14
      01/29/99       11,292.43        11,379.90
      02/26/99       10,952.17        11,026.23
      03/31/99       11,233.68        11,467.37
      04/30/99       11,510.93        11,911.45
      05/28/99       11,321.65        11,630.18
      06/30/99       11,948.65        12,275.62
      07/30/99       11,545.74        11,892.32
      08/31/99       11,396.31        11,833.48
      09/30/99       11,048.37        11,509.08
      10/29/99       11,713.83        12,237.38
      11/30/99       11,884.88        12,486.15
      12/31/99       12,497.43        13,221.54
      01/31/00       11,873.37        12,557.25
      02/29/00       11,618.32        12,319.55
      03/31/00       12,639.06        13,524.76
      04/28/00       12,326.75        13,117.85
      05/31/00       11,973.71        12,848.71
      06/30/00       12,274.07        13,165.48
      07/31/00       11,945.35        12,959.64
      08/31/00       12,738.62        13,764.62
      09/29/00       11,790.49        13,037.94
      10/31/00       11,361.25        12,982.82
      11/30/00       10,088.68        11,959.26
      12/31/00       10,146.91        12,017.80
      01/31/01       10,233.63        12,444.18
      02/28/01        8,988.25        11,309.50
      03/30/01        8,350.64        10,593.03
      04/30/01        9,121.79        11,416.22
      05/31/01        9,069.69        11,492.71
      06/30/01        8,842.17        11,212.99
      07/31/01        8,640.57        11,102.61
      08/31/01        7,990.62        10,407.57
      09/30/01        7,636.45         9,567.13
      10/31/01        7,726.86         9,749.57
      11/30/01        8,192.84        10,497.42
      12/31/01        8,213.70        10,589.38
      01/31/02        7,935.51        10,434.85
      02/28/02        7,740.77        10,233.61
      03/31/02        8,095.47        10,618.49
      04/30/02        7,692.09         9,974.71
      05/31/02        8,231.09         9,901.23
      06/30/02        7,372.16         9,195.96
      07/31/02        6,398.48         8,479.10
      08/31/02        6,516.71         8,534.77
      09/30/02        5,942.94         7,607.21
      10/31/02        6,238.52         8,276.77
      11/30/02        6,262.86         8,763.94
      12/31/02        6,029.87         8,249.07
      01/31/03        5,949.89         8,032.98
      02/28/03        5,852.52         7,912.45
      03/31/03        5,939.46         7,989.27
      04/30/03        6,388.05         8,647.35
      05/31/03        6,673.20         9,102.96
      06/30/03        6,659.29         9,219.08
      07/31/03        6,822.73         9,381.63
      08/31/03        7,055.72         9,564.59
      09/30/03        6,958.35         9,463.02
      10/31/03        7,479.96         9,998.34
      11/30/03        7,747.72        10,086.31
      12/31/03        7,918.12        10,615.28
      01/31/04        7,942.46        10,810.13
      02/29/04        8,046.78        10,960.38
      03/31/04        7,987.67        10,795.03
      04/30/04        7,539.08        10,625.57
      05/31/04        7,632.97        10,771.38
      06/30/04        7,834.66        10,980.83
      07/31/04        7,389.55        10,617.40
      08/31/04        7,372.16        10,660.34
      09/30/04        7,601.67        10,775.80
      10/31/04        7,716.43        10,940.43
      11/30/04        8,182.40        11,383.09
      12/31/04        8,318.02        11,770.44
      01/31/05        8,119.81        11,483.54
      02/28/05        8,415.39        11,725.20
      03/31/05        8,276.29        11,517.57
      04/30/05        7,991.15        11,299.13
      05/31/05        8,314.55        11,658.66
      06/30/05        8,509.28        11,675.20
      07/31/05        8,839.64        12,109.39
      08/31/05        8,818.77        11,998.90
      09/30/05        9,194.34        12,096.08
      10/31/05        8,916.14        11,894.43
      11/30/05        9,295.18        12,344.31
      12/31/05        9,305.55        12,348.60
      01/31/06       10,176.39        12,675.56
      02/28/06        9,774.74        12,709.96
      03/31/06       10,268.81        12,868.16
      04/30/06       10,489.18        13,040.96
      05/31/06        9,856.49        12,665.62
      06/30/06        9,806.73        12,682.79
      07/31/06        9,678.77        12,761.03
      08/31/06        9,739.19        13,064.65
      09/30/06        9,632.56        13,401.33
      10/31/06        9,984.45        13,838.02
      11/30/06       10,503.40        14,101.17
      12/31/06       10,320.54        14,298.97
      01/31/07       10,472.37        14,515.22
      02/28/07       10,455.96        14,231.32
      03/31/07       10,652.93        14,390.50
      04/30/07       11,092.01        15,027.93
      05/31/07       11,584.44        15,552.33
      06/30/07       11,728.07        15,293.96
      07/31/07       11,510.58        14,819.77
      08/31/07       11,403.89        15,041.92
      09/30/07       12,511.86        15,604.47
      10/31/07       13,513.13        15,852.68
      11/30/07       12,622.65        15,189.94
      12/31/07       13,109.78        15,084.55
      01/31/08       11,755.96        14,179.75
      02/28/08       11,760.52        13,719.11
      03/31/08       11,445.99        13,659.98
      04/30/08       12,106.95        14,325.26
      05/31/08       12,672.18        14,510.82
      06/30/08       12,430.59        13,287.50

 AVERAGE ANNUAL PERFORMANCE                          For the Years Ended
                                                           June 30, 2008
                                           One Year  Five Year  Ten Year
  All American Equity Fund                  5.99%     13.28%     2.20%
  ----------------------------------------------------------------------
  S&P 500 Index                           (13.12)%     7.58%     2.88%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The returns for the index reflects no deduction for fees, expenses or taxes.

  The Adviser has agreed to limit the fund's total operating expenses to 1.75% through November 1, 2008.

 ALL AMERICAN EQUITY FUND


Please visit our website at usfunds.com for updated performance information for different time periods.

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE
FUND

The federal funds rate was lowered seven times in the past year to
2.00 percent. The seven cuts totaled 325 basis points. Nominal GDP growth decelerated to 4.8 percent in the first quarter of 2008, down from 5.3 percent in the third quarter of 2007 and 5.1 percent in the fourth quarter. Recent economic reports seem to point towards a further slowdown in the domestic economy, and the housing sector remains weak. The unemployment picture has worsened, with joblessness rising from 4.7 percent in June 2007 to 5.5 percent this year.

Despite a slowdown in the economy, inflation continues to move higher. The Consumer Price Index (including food and energy) more than doubled from 2.4 percent a year ago to 5.0 percent as of June 2008. Core CPI (excluding food and energy) showed a less dramatic rise, but that number lacked credibility with a public whose attention was focused mostly on rapidly rising food and energy prices.

The price of oil averaged $97 per barrel over the last 12 months but finished at $140, almost double its level at the start of the time period. Stubbornly high oil prices remain a headwind to domestic economic growth.

The yield on the 10-year U.S. Treasury note fell from 5.02 percent at the start of the time period to 3.97 percent 12 months later.
This reflected the weakening of the U.S. economy over the time period.

Sector performance was mixed. Energy, materials and utilities led to the upside, while financials, discretion and telecom led to the downside.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund returned 5.99 percent for the 12-month time period ended
June 30, 2008, compared to a negative 13.12 percent return for the S&P 500 Index.

The fund's largest bets during the time period were fairly constant. The materials, energy and technology sectors were consistently overweighted sectors, while financials, telecom and industrials were underrepresented. The fund benefited from being early and overweight the fertilizer and

 ALL AMERICAN EQUITY FUND


agricultural-related names. The fund also overweighted the oil and gas exploration group as well as the trucking stocks. The overweight position in technology - particularly stocks related to videogames and smartphones - was another source of alpha for the fund.

For the most part, the fund avoided most of the carnage in the financial sector and was underweight in the discretion sector, which was also a plus during the year.

INVESTMENT PROCESS

Our top-down analysis reviews global trends that include economic outlooks, the current political and legislative environment, government policy changes, socioeconomic trends, currency effects and other items. This is combined with a bottom-up analysis that emphasizes companies that we believe have prospects to generate long-term, sustainable growth in cash flow and relatively high returns on capital.

STRENGTHS

* Energy was the best performing sector, as the price of oil nearly doubled over the 12 months. The best-performing groups within energy were coal, exploration and equipment stocks. The fund benefited from being overweight in energy and from its positions in Stone Energy Corp.,(1) Contango Oil & Gas Co.,(2) Permian Basin Royalty Trust,(3) Noble Energy, Inc.(4) and Apache Corp.,(5) all exploration and production companies. In particular, Contango benefited from its plans to explore a possible sale of the company.

* Materials was the second-best performing sector on the back of strength in fertilizer and agricultural chemicals, diversified metals and mining, and gold. The fund benefited from being overweight this sector and from positions in The Mosaic Co.,(6) Potash Corp. of Saskatchewan, Inc.(7) and Monsanto Co.(8) Rising prices in agricultural commodities benefited all these stocks.

* The worst-performing sector was financials, in which the fund was significantly underweight. Particular weakness was seen in the thrifts and mortgage stocks and regional banks. The fund avoided almost all of this carnage. At the end of the time period, the fund held only one regional bank stock.

WEAKNESSES

* The utilities sector provided a positive return during the period, as the yield on these stocks provide a degree of safety in a shaky market. The

 ALL AMERICAN EQUITY FUND


  fund was notably underweight this group, which typically provides slow growth in revenues and earnings.

* The consumer discretion sector was also a source of weakness during the 12 months. Particular weakness was evident in the automobile, homebuilding and department store stocks. Concerns over consumer spending buffeted this group. Unsuccessful investments were made in Tween Brands, Inc.(9) and Under Armour, Inc.,(9) neither of which were owned by the fund as of June 30, 2008.

   SECTOR WEIGHTINGS--ALL AMERICAN EQUITY FUND AND S&P 500 INDEX
                       (AS OF JUNE 30, 2008)

                       ALL AMERICAN EQUITY    S&P 500      OVER
                              FUND             INDEX     (UNDER)
                            % WEIGHTS        % WEIGHTS   % WEIGHT
SECTORS                -------------------   ---------   --------
Materials                     20.79             3.83      16.96
Energy                        20.07            16.22       3.85
Technology                    17.71            16.44       1.27
Consumer                      10.51            18.91      (8.40)
Health Care                    9.01            11.92      (2.91)
Industrials                    8.14            11.12      (2.98)
Financials                     1.75            14.25     (12.50)
Telecom/Utilities/
  Other                        2.37             7.31      (4.94)
Cash Equivalent                9.65             0.00       9.65
                             ------           ------     ------
    TOTAL                    100.00           100.00       0.00
                             ======           ======     ======

From a fund construction viewpoint, the fund was positioned to benefit from a weakening economy with rising inflation.

FUND METRICS

----------------------------------------------------------------------------
                                            RETURN   P/E TO
                                              ON     GROWTH      AVERAGE
                       REVENUE  EARNINGS   EQUITY -  RATIO -     MARKET
                       GROWTH    GROWTH      ROE       PEG   CAPITALIZATION
----------------------------------------------------------------------------
All American                                                      $31.1
  Equity Fund            54%      150%      26.0%     1.5x       Billion
----------------------------------------------------------------------------
                                                                  $22.1
S&P 500 Index            8%       -14%      20.3%     1.6x       Billion
----------------------------------------------------------------------------

As of June 30, 2008, the average revenue growth in the last 12 months for the stocks in the fund was 54 percent, compared to 8 percent for the stocks in the S&P 500 Index. The high relative growth also applied to earnings of

 ALL AMERICAN EQUITY FUND


the stocks in the fund, which on average grew 150 percent year-over-year over the last 12 months while the S&P 500 Index saw earnings growth of negative 14 percent. The fund's holdings also exhibited stronger return on equity, which demonstrated the quality of these companies. Despite higher growth rates, the price-to-projected-earnings-per-share growth rate (PEG ratio) was slightly lower than that of the S&P 500 Index.

The fund is actively managed, and holding period is not generally a consideration in investment decisions. Its portfolio turnover is, and is expected to continue to be, over 100 percent.

CURRENT OUTLOOK

OPPORTUNITIES

* The global infrastructure build-out under way should continue to be positive for energy and other commodities such as steel, copper and aluminum.

* Stocks appear to be cheap on a historical basis, given the level of interest rates and assuming estimates are accurate.

THREATS

* Rising energy and food prices could crimp consumer spending and slow economic growth in the U.S.

* Trade restrictions could result from record trade deficits and a more confrontational Congress.

(1)This security comprised 2.49% of the total net assets of the fund as of June 30, 2008.

(2)This security comprised 1.75% of the total net assets of the fund as of June 30, 2008.

(3)This security comprised 1.49% of the total net assets of the fund as of June 30, 2008.

(4)This security comprised 1.33% of the total net assets of the fund as of June 30, 2008.

(5)This security comprised 1.05% of the total net assets of the fund as of June 30, 2008.

(6)This security comprised 3.27% of the total net assets of the fund as of June 30, 2008.

(7)This security comprised 3.02% of the total net assets of the fund as of June 30, 2008.

(8)This security comprised 0.95% of the total net assets of the fund as of June 30, 2008.

(9)The fund did not hold this security as of June 30, 2008.

 ALL AMERICAN EQUITY FUND


 TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS            June 30, 2008
 (EXCLUDING REPURCHASE AGREEMENTS)

   THE MOSAIC CO.                                           3.32%
     CHEMICALS - AGRICULTURAL
   ---------------------------------------------------------------
   POTASH CORPORATION OF SASKATCHEWAN, INC.                 3.06%
     CHEMICALS - AGRICULTURAL
   ---------------------------------------------------------------
   COMPASS MINERALS INTERNATIONAL, INC.                     2.78%
     METAL & MINERAL MINING
   ---------------------------------------------------------------
   CLEVELAND-CLIFFS, INC.                                   2.74%
     METAL & MINERAL MINING
   ---------------------------------------------------------------
   ILLUMINA, INC.                                           2.67%
     MEDICAL - BIOMEDICAL
   ---------------------------------------------------------------
   WESTERN DIGITAL CORP.                                    2.64%
     COMPUTERS
   ---------------------------------------------------------------
   NABORS INDUSTRIES, LTD.                                  2.64%
     OIL & GAS DRILLING
   ---------------------------------------------------------------
   RYDER SYSTEM, INC.                                       2.64%
     TRANSPORTATION
   ---------------------------------------------------------------
   APPLE COMPUTER, INC.                                     2.56%
     COMPUTERS
   ---------------------------------------------------------------
   MASTERCARD, INC.                                         2.54%
     FINANCIAL SERVICES
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  27.59%


 PORTFOLIO PROFILE                                     June 30, 2008

   Country Distribution*                         % of Investments
   ---------------------------------------------------------------
     United States                                         83.61%
   ---------------------------------------------------------------
     Canada                                                 7.29%
   ---------------------------------------------------------------
     Bermuda                                                2.64%
   ---------------------------------------------------------------
     Brazil                                                 2.04%
   ---------------------------------------------------------------
     Other Foreign                                          4.42%
   ---------------------------------------------------------------
   * Country distribution shown is based on domicile and is not intended to conform to the "all American" definition in the prospectus.

 CHINA REGION OPPORTUNITY FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The China Region Opportunity Fund (USCOX) seeks capital appreciation by focusing on the economic growth in the greater China region, including China, Hong Kong, Singapore, Korea, Taiwan and other Asian countries.(1) The fund emphasizes a long-term growth approach over current income.

PERFORMANCE GRAPH

 CHINA REGION OPPORTUNITY FUND

                [China Region Opportunity Fund Graph]

                                       MCSI All Country
                     China Region         Far East
                      Opportunity         Free ex
          Date           Fund           Japan Index

        06/30/98     $ 10,000.00        $ 10,000.00
        07/31/98        8,459.66           9,697.07
        08/31/98        6,968.22           8,171.32
        09/30/98        8,459.66           9,031.20
        10/30/98        9,608.80          11,478.51
        11/30/98        9,902.20          12,503.18
        12/31/98        9,462.10          12,659.96
        01/29/99        8,279.34          12,228.00
        02/26/99        8,230.06          11,990.42
        03/31/99        9,117.13          13,295.03
        04/30/99       11,014.48          16,348.19
        05/28/99       10,743.43          15,591.31
        06/30/99       13,749.62          18,268.93
        07/30/99       13,059.67          17,537.29
        08/31/99       13,133.60          17,805.98
        09/30/99       12,443.65          16,364.88
        10/29/99       12,320.45          17,135.22
        11/30/99       13,651.05          18,829.00
        12/31/99       14,735.25          20,180.07
        01/31/00       14,809.18          19,720.30
        02/29/00       15,794.81          18,661.10
        03/31/00       16,410.83          19,497.57
        04/28/00       14,735.25          17,887.09
        05/31/00       13,946.75          16,410.17
        06/30/00       15,055.59          17,151.48
        07/31/00       15,129.51          16,513.04
        08/31/00       14,809.18          16,289.39
        09/29/00       13,577.13          14,387.61
        10/31/00       12,369.73          13,248.33
        11/30/00       11,704.42          12,572.98
        12/31/00       11,953.30          12,536.61
        01/31/01       12,452.39          14,213.34
        02/28/01       11,828.52          13,516.23
        03/30/01       11,728.70          12,035.77
        04/30/01       12,202.84          12,053.92
        05/31/01       12,602.12          11,935.89
        06/30/01       12,277.71          11,664.69
        07/31/01       11,254.57          11,199.42
        08/31/01       10,381.15          10,997.71
        09/30/01        9,208.28           9,233.94
        10/31/01        9,557.65           9,695.91
        11/30/01       10,231.42          11,016.72
        12/31/01       10,381.15          12,011.81
        01/31/02       10,630.70          12,495.60
        02/28/02       10,505.92          12,515.10
        03/31/02       11,029.97          13,399.43
        04/30/02       11,329.43          13,557.92
        05/31/02       11,304.47          13,246.80
        06/30/02       10,930.15          12,517.30
        07/31/02       10,206.47          12,034.18
        08/31/02        9,832.15          11,747.39
        09/30/02        9,008.64          10,391.37
        10/31/02        9,083.51          10,943.38
        11/30/02        9,507.74          11,480.40
        12/31/02        9,108.46          10,684.52
        01/31/03        9,382.96          10,810.55
        02/28/03        9,382.96          10,279.88
        03/31/03        8,983.69           9,787.11
        04/30/03        9,033.60          10,097.12
        05/31/03       10,056.74          10,920.70
        06/30/03       10,406.11          11,536.21
        07/31/03       11,379.34          12,497.92
        08/31/03       12,252.75          13,380.30
        09/30/03       12,652.03          13,412.81
        10/31/03       14,823.09          14,539.50
        11/30/03       15,247.32          14,306.92
        12/31/03       16,498.57          15,040.89
        01/31/04       16,599.17          16,012.75
        02/29/04       17,529.73          16,588.35
        03/31/04       16,951.28          16,213.30
        04/30/04       15,241.06          15,230.62
        05/31/04       15,165.61          14,812.17
        06/30/04       14,738.05          14,642.73
        07/31/04       14,587.15          14,204.54
        08/31/04       14,712.90          14,897.19
        09/30/04       15,718.91          15,378.66
        10/31/04       15,744.06          15,434.40
        11/30/04       16,750.07          16,743.42
        12/31/04       17,193.14          17,181.61
        01/31/05       16,626.90          17,280.81
        02/28/05       18,145.46          18,246.93
        03/31/05       17,579.22          17,356.18
        04/30/05       17,270.36          17,136.01
        05/31/05       17,038.71          17,461.68
        06/30/05       17,682.17          17,821.81
        07/31/05       18,325.63          18,913.11
        08/31/05       18,222.67          18,224.55
        09/30/05       19,226.46          19,098.98
        10/31/05       18,068.24          17,891.01
        11/30/05       18,891.87          19,148.37
        12/31/05       20,404.86          20,250.18
        01/31/06       22,543.02          21,663.22
        02/28/06       22,279.05          21,583.21
        03/31/06       23,836.47          21,782.35
        04/30/06       25,446.68          23,298.51
        05/31/06       23,757.28          21,640.49
        06/30/06       22,991.76          21,460.36
        07/31/06       22,754.19          21,411.52
        08/31/06       22,965.37          21,938.58
        09/30/06       23,361.32          22,543.76
        10/31/06       24,126.83          23,119.54
        11/30/06       25,948.23          24,936.86
        12/31/06       28,123.86          26,015.26
        01/31/07       27,694.90          25,558.54
        02/28/07       27,265.94          25,746.74
        03/31/07       28,016.62          26,250.40
        04/30/07       29,142.65          27,149.34
        05/31/07       31,662.81          28,576.93
        06/30/07       33,646.76          30,082.94
        07/31/07       35,952.43          32,183.93
        08/31/07       37,373.37          31,728.93
        09/30/07       44,585.31          35,363.87
        10/31/07       51,207.42          38,877.72
        11/30/07       44,638.93          35,213.50
        12/31/07       43,111.28          34,697.87
        01/31/08       36,444.94          29,862.96
        02/28/08       37,595.48          31,885.53
        03/31/08       33,365.56          30,166.74
        04/30/08       35,328.24          32,450.31
        05/31/08       34,346.90          31,548.13
        06/30/08       30,759.94          28,002.37

 AVERAGE ANNUAL PERFORMANCE                           For the Years Ended
                                                            June 30, 2008

                                           One Year  Five Year   Ten Year
  China Region Opportunity Fund            (8.58)%    24.18%     11.88%
  -----------------------------------------------------------------------
  Hang Seng Composite Index                 3.03%     24.98%       n/a
  -----------------------------------------------------------------------
  MSCI All Country Far East Free ex Japan
    Index*                                 (6.92)%    19.38%     10.84%

  * These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Stock Exchange of Hong Kong, based on average market capitalization for the twelve months. The index commenced January 2000; it is not included in the graph as it had less than ten years of data. The MSCI All Country Far
  East Free ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. The index consists of the following developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, New Zealand, Philippines,
  Singapore, Taiwan and Thailand. The returns for the indexes reflect no deduction for fees, expenses or taxes.

Please visit our website at usfunds.com for updated performance information for different time periods.

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE
FUND

China's GDP continued its deceleration, with second-quarter GDP growth coming in at 10.1 percent. Since reaching a high of 12.6 percent in the second quarter of 2007, quarterly GDP growth has been in slow but steady decline, which suggests that the government's moves to slow down the economy have worked. Concerns about the government's policies, as well as concerns about a global slowdown, have had a negative impact on stock markets in the China region.

Fixed asset investment (FAI) averaged 26 percent growth over the last 12 months, as the government intended that FAI make up for any slowdown in exports. Exports slowed to 17.6 percent growth in June 2008, down from 27.2 percent growth a year earlier. This was expected due to the weakness in the U.S. and European economies. In addition to rising FAI, government was successful in its effort to offset export weakness by increasing the level of domestic consumption. Retail sales growth rose from 16 percent in the 12 months ended June 2007 to 23 percent in June 2008.

Interest rates (as measured by the one-year lending rate) were increased four times in the last 12 months to a level of 7.47 percent. The deposit reserve ratio was raised ten times to 17.5 percent.

Despite these moves to help reduce the liquidity in the financial markets, money supply as measured by M2(2) averaged 17.75 percent growth during the time period, surpassing the government target of 16 percent. M1(2) money supply growth averaged 20 percent, indicating that people were staying liquid in order to invest in the stock market or the property market. However, the growth rate in M1 trended down in the second calendar quarter of 2008.

The performance of the various sectors in the Hang Seng Composite
Index (HSCI) was mixed over the 12 months, with energy, telecom, utilities and financials positive and the other seven groups all negative.

INVESTMENT HIGHLIGHTS

OVERVIEW

The fund returned a negative 8.58 percent for the 12-month time period, compared to a 3.03 percent return for the HSCI.

 CHINA REGION OPPORTUNITY FUND


The fund's performance was really a tale of two halves. In the first six months, the fund successfully played the move in China stocks as China unveiled plans that would allow mainland investors to invest outside China. This provided a boost to Hong Kong stocks. The second half of the time period was negatively impacted by China's tightening policies and two natural disasters. In the first quarter of 2008, China was hit by a series of snowstorms that impacted transportation and economic activity in large parts of the nation. In the second quarter, a severe earthquake resulted in further economic impacts. The fund had significantly increased its exposure to the Hong Kong-based H-share and Red Chip markets at the start of the time period and maintained most of this exposure through the sell-off in the second half of the time period. In addition, inflation fears were rampant in China in the face of rising food prices, particularly for pork. Food is a large part of the basket of goods China uses to compute its Consumer Price Index.

STRENGTHS

* The best-performing index was the Red Chip Index, made up of Chinese companies that do business in China but are incorporated in Hong Kong. Big winners in the index for the fund included CNOOC Ltd.(3) and China Mobile Ltd.(4) CNOOC benefited from the rising price of oil, and China Mobile continued its strong new subscriber growth trends throughout the time period.

* The Chinese B-share markets performed the worst over the 12 months. The fund had minimum exposure in these stocks and its sole holding, China Vanke Co., Ltd.,(5) was sold before the end of the fiscal year.

* One of the fund's long-term holdings with positive returns was MegaStudy Co., Ltd.,(6) a South Korean firm that provides tutoring services to students preparing for entrance exams and college admissions testing. Given the importance placed on education by Korean families, this stock should continue to do well.

WEAKNESSES

* The price action in South Korea and Taiwan was disappointing as positions were taken in these countries on the basis of their presidential elections. The election results came in as expected and should have been market-positive, as the new administrations ramped up domestic spending to boost the respective economies. The markets, however, did not provide the positive reaction that we expected. For the most part, our exposure in these markets had a negative impact on performance during the year.

 CHINA REGION OPPORTUNITY FUND


* One of the weakest sectors in the HSCI was the materials sector, and the fund was overweight this sector for a majority of the 12 months. Stocks that negatively impacted performance in this sector included Nine Dragons Paper Holdings Ltd.(5) and China Molybdenum Co., Ltd.(5)

* Property stocks were another source of weakness as the government sought to crack down on the property price gains of the past few years. This caused the property stocks to underperform. Negative contributors to the fund in this space included China Overseas Land & Investment Ltd.(5) and Tianjin Development Holdings Ltd.(5)

        SECTOR WEIGHTINGS--CHINA REGION OPPORTUNITY FUND
                 AND HANG SENG COMPOSITE INDEX
             (% OF INVESTMENTS AS OF JUNE 30, 2008)

                            CHINA REGION   HANG SENG
                            OPPORTUNITY    COMPOSITE     OVER
                                FUND         INDEX     (UNDER)
                             % WEIGHTS     % WEIGHTS   % WEIGHT
SECTORS                     ------------   ---------   --------
Oil & Resources                 30.84        10.51      20.33
Financial                       15.47        47.81     (32.34)
Consumer                        14.13         4.77       9.36
Telecom                          8.52        17.90      (9.38)
Technology                       8.41         2.30       6.11
Utilities                        5.46         3.69       1.77
Industrials/Health Care/
  Other                          3.55        13.02      (9.47)
Cash Equivalent                 13.62         0.00      13.62
                               ------       ------     ------
    TOTAL                      100.00       100.00       0.00
                               ======       ======     ======

 CHINA REGION OPPORTUNITY FUND


       COUNTRY WEIGHTINGS--CHINA REGION OPPORTUNITY FUND
             (% OF INVESTMENTS AS OF JUNE 30, 2008)

                                                    CHINA REGION
                                                    OPPORTUNITY
                                                        FUND
                                                     % WEIGHTS
COUNTRY*                                            ------------
Hong Kong                                               27.17
People's Republic of China                              26.14
U.S. & Canada                                           21.66
Korea, Republic of                                       9.71
Singapore/Indonesia/Thailand                             5.19
Taiwan                                                   5.18
Other Foreign                                            4.95
                                                       ------
    TOTAL                                              100.00
                                                       ======

* Country distribution shown is based on domicile and not intended to conform to the China region definition in the prospectus.

The fund performed well at the start of the time period, but the strength in the China stocks could not be sustained as government policies and unexpected events (natural disasters) took a toll. In addition, the moves into Taiwan and South Korea did not work out as expected. The fund was correct in overweighting energy, but incorrect in overweighting the materials sector. The underweight position in financials worked against the fund, as this group outperformed. Our thinking was that the tightening measures would be negative for banks as the government cracked down on lending, but money flooded into banks as the market sold off and problem loans did not materialize as expected. Being overweight in consumer stocks was also detrimental to the fund. Longer term, we still believe that increasing consumption will be a major initiative of the government and that, coupled with rising incomes, will be positive for this sector.

With the sharp sell-off in China stocks, valuations have become very attractive. We are not expecting further money tightening and inflation should continue to trend downward for the remainder of 2008. It is possible that the government will loosen their strict policies to ensure economic growth when it feels more comfortable that inflation is trending lower. At that point, we expect China stocks to resume their outperformance relative to other markets.

The fund is actively managed, and holding period is not generally a consideration in investment decisions. Its portfolio turnover is, and is expected to continue to be, over 100 percent.

 CHINA REGION OPPORTUNITY FUND


CURRENT OUTLOOK

OPPORTUNITIES

* China's economy has achieved the government's desired slowdown, making it unlikely that the government will introduce additional tightening measures.

* Inflation fears seem to have peaked, as the latest CPI numbers have been trending lower. This makes it likely that the government will start to loosen its policy to ensure economic growth.

* Infrastructure build-out should continue to be positive for energy, steel, copper, aluminum and other commodities.

THREATS

* Anti-China rhetoric may heat up during the U.S. presidential campaign and after a new administration moves into the White
  House.

* Inflation could pick up again. This is a global threat, rather than one specific to China.

(1)The China region is defined as any country that either shares a border with China or is located in the South China Sea or the East China Sea and includes: the People's Republic of China (PRC or China), Bangladesh, Hong Kong, India, Indonesia, Kazakhstan, Korea, Kyrgyzstan, Laos, Malaysia, Mongolia, Nepal, Pakistan, Philippines, Singapore, Taiwan, Tajikistan, Thailand, and Vietnam.

(2)M1 and M2 are measures of total money supplies. The M1 money supply includes only checkable demand deposits. M2 includes everything in M1 and also savings and other time deposits.

(3)This security comprised 3.18% of the total net assets of the fund as of June 30, 2008.

(4)This security comprised 5.80% of the total net assets of the fund as of June 30, 2008.

(5)The fund did not hold this security as of June 30, 2008.

(6)This security comprised 3.12% of the total net assets of the fund as of June 30, 2008.

 CHINA REGION OPPORTUNITY FUND


 TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS            June 30, 2008
 (EXCLUDING REPURCHASE AGREEMENTS)

   CHINA MOBILE LTD.                                        5.51%
     CELLULAR TELECOMMUNICATIONS
   ---------------------------------------------------------------
   INDUSTRIAL & COMMERCIAL BANK OF CHINA LTD.               4.81%
     BANKS
   ---------------------------------------------------------------
   TENCENT HOLDINGS LTD.                                    3.63%
     INTERNET
   ---------------------------------------------------------------
   HONG KONG & CHINA GAS CO., LTD.                          3.34%
     GAS DISTRIBUTION
   ---------------------------------------------------------------
   CHINA LIFE INSURANCE CO., LTD.                           3.28%
     INSURANCE
   ---------------------------------------------------------------
   CNOOC LTD.                                               3.03%
     OIL & GAS EXPLORATION & PRODUCTION
   ---------------------------------------------------------------
   MEGASTUDY CO., LTD.                                      2.97%
     SCHOOLS
   ---------------------------------------------------------------
   POSCO                                                    2.44%
     STEEL
   ---------------------------------------------------------------
   ZTE CORP.                                                2.25%
     TELECOMMUNICATIONS EQUIPMENT
   ---------------------------------------------------------------
   CHINA EVERBRIGHT LTD.                                    2.03%
     FINANCIAL SERVICES
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  33.29%

 GLOBAL RESOURCES FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Global Resources Fund (PSPFX) is a diversified natural resources fund with the principal objective of achieving long-term growth of capital while providing protection against inflation and monetary instability. The fund invests globally in companies involved in the exploration, production, transportation and processing of petroleum, natural gas, industrial commodities, metals, minerals and forestry.

PERFORMANCE GRAPH

 GLOBAL RESOURCES FUND

                    [Global Resources Fund Graph]

                         Global             S&P 500         S&P Energy &
           Date      Resources Fund          Index        Materials Index

         06/30/98     $ 10,000.00        $ 10,000.00        $ 10,000.00
         07/31/98        9,217.00           9,893.52           9,350.53
         08/31/98        7,740.49           8,463.14           8,250.62
         09/30/98        8,568.23           9,005.29           9,215.14
         10/30/98        8,881.43           9,737.80           9,387.38
         11/30/98        8,635.35          10,327.99           9,537.27
         12/31/98        8,225.25          10,923.14           9,364.03
         01/29/99        7,818.77          11,379.90           8,820.73
         02/26/99        7,747.04          11,026.23           8,818.57
         03/31/99        8,512.18          11,467.37           9,789.98
         04/30/99        9,922.91          11,911.45          11,493.10
         05/28/99        9,444.69          11,630.18          11,044.08
         06/30/99        9,588.16          12,275.62          11,282.95
         07/30/99        9,612.07          11,892.32          11,329.19
         08/31/99        9,492.52          11,833.48          11,334.42
         09/30/99        9,157.77          11,509.08          10,915.65
         10/29/99        8,966.48          12,237.38          10,878.11
         11/30/99        8,990.39          12,486.15          10,976.29
         12/31/99        9,420.78          13,221.54          11,354.35
         01/31/00        9,109.95          12,557.25          10,822.74
         02/29/00        8,607.82          12,319.55          10,071.57
         03/31/00        9,540.34          13,524.76          11,111.56
         04/28/00        9,396.87          13,117.85          10,900.90
         05/31/00        9,875.09          12,848.71          11,565.68
         06/30/00        9,277.32          13,165.48          10,828.28
         07/31/00        9,109.95          12,959.64          10,675.90
         08/31/00       10,114.19          13,764.62          11,310.01
         09/29/00       10,090.28          13,037.94          11,230.12
         10/31/00        9,707.71          12,982.82          11,396.22
         11/30/00        9,229.50          11,959.26          11,092.16
         12/31/00       10,425.03          12,017.80          12,032.32
         01/31/01       10,090.28          12,444.18          11,686.74
         02/28/01        9,922.91          11,309.50          11,579.95
         03/30/01        9,779.44          10,593.03          11,301.88
         04/30/01       10,664.14          11,416.22          12,465.13
         05/31/01       10,544.58          11,492.71          12,675.51
         06/30/01        9,588.16          11,212.99          11,917.01
         07/31/01        9,205.59          11,102.61          11,785.05
         08/31/01        8,870.84          10,407.57          11,480.94
         09/30/01        8,296.98           9,567.13          10,555.81
         10/31/01        8,846.93           9,749.57          10,869.48
         11/30/01        8,918.66          10,497.42          10,970.40
         12/31/01        9,014.30          10,589.38          11,302.49
         01/31/02        9,038.21          10,434.85          11,217.13
         02/28/02        9,540.34          10,233.61          11,740.84
         03/31/02       10,425.03          10,618.49          12,410.58
         04/30/02       11,070.62           9,974.71          11,790.14
         05/31/02       13,318.21           9,901.23          12,027.73
         06/30/02       11,787.94           9,195.96          11,933.54
         07/31/02        9,157.77           8,479.10          10,470.41
         08/31/02        9,612.07           8,534.77          10,464.41
         09/30/02        9,420.78           7,607.21           9,430.65
         10/31/02        8,799.11           8,276.77           9,768.01
         11/30/02        9,133.86           8,763.94          10,375.11
         12/31/02       10,617.50           8,249.07          10,246.32
         01/31/03       11,227.70           8,032.98           9,909.33
         02/28/03       11,447.38           7,912.45           9,978.46
         03/31/03       11,056.85           7,989.27          10,068.05
         04/30/03       11,032.44           8,647.35          10,320.52
         05/31/03       12,326.07           9,102.96          11,041.29
         06/30/03       12,545.74           9,219.08          10,990.76
         07/31/03       13,155.94           9,381.63          11,063.62
         08/31/03       14,815.69           9,564.59          11,649.34
         09/30/03       15,596.74           9,463.02          11,290.87
         10/31/03       18,184.00           9,998.34          11,671.30
         11/30/03       19,624.07          10,086.31          11,784.10
         12/31/03       21,188.38          10,615.28          13,287.29
         01/31/04       20,742.31          10,810.13          13,214.82
         02/29/04       21,832.71          10,960.38          13,836.15
         03/31/04       22,402.69          10,795.03          13,696.22
         04/30/04       20,221.89          10,625.57          13,658.76
         05/31/04       20,246.68          10,771.38          13,814.34
         06/30/04       20,791.87          10,980.83          14,528.16
         07/31/04       20,891.00          10,617.40          14,778.44
         08/31/04       20,940.56          10,660.34          14,760.70
         09/30/04       23,939.15          10,775.80          15,801.92
         10/31/04       24,657.82          10,940.43          15,841.17
         11/30/04       27,755.54          11,383.09          16,890.60
         12/31/04       27,632.29          11,770.44          16,728.52
         01/31/05       27,816.33          11,483.54          16,893.66
         02/28/05       33,337.53          11,725.20          19,502.72
         03/31/05       32,943.16          11,517.57          18,857.42
         04/30/05       30,419.18          11,299.13          17,761.14
         05/31/05       30,760.97          11,658.66          17,934.95
         06/30/05       33,311.24          11,675.20          18,569.60
         07/31/05       35,519.72          12,109.39          19,620.14
         08/31/05       37,885.94          11,998.90          20,128.08
         09/30/05       41,067.21          12,096.08          21,027.37
         10/31/05       37,517.86          11,894.43          19,684.34
         11/30/05       38,832.44          12,344.31          20,360.92
         12/31/05       41,164.26          12,348.60          20,617.95
         01/31/06       47,876.13          12,675.56          22,910.26
         02/28/06       44,909.08          12,709.96          21,539.08
         03/31/06       48,308.23          12,868.16          22,417.35
         04/30/06       52,946.05          13,040.96          23,461.77
         05/31/06       49,719.74          12,665.62          22,714.04
         06/30/06       49,604.51          12,682.79          23,057.36
         07/31/06       49,863.77          12,761.03          23,628.97
         08/31/06       49,374.06          13,064.65          23,218.79
         09/30/06       44,793.85          13,401.33          22,772.85
         10/31/06       47,703.29          13,838.02          23,911.36
         11/30/06       51,044.83          14,101.17          25,627.33
         12/31/06       50,296.77          14,298.97          25,351.32
         01/31/07       49,483.35          14,515.22          25,375.10
         02/28/07       49,788.38          14,231.32          25,200.21
         03/31/07       51,821.94          14,390.50          26,422.25
         04/30/07       55,380.68          15,027.93          27,544.43
         05/31/07       58,973.30          15,552.33          29,393.99
         06/30/07       59,990.08          15,293.96          29,704.38
         07/31/07       60,600.15          14,819.77          29,662.04
         08/31/07       57,617.59          15,041.92          29,787.57
         09/30/07       65,989.09          15,604.47          32,173.18
         10/31/07       73,004.88          15,852.68          32,811.31
         11/30/07       66,700.84          15,189.94          31,469.07
         12/31/07       70,390.77          15,084.55          33,185.83
         01/31/08       65,322.63          14,179.75          30,257.83
         02/28/08       71,235.45          13,719.11          31,926.10
         03/31/08       66,529.33          13,659.98          31,231.75
         04/30/08       71,114.79          14,325.26          34,122.28
         05/31/08       79,239.89          14,510.82          35,438.06
         06/30/08       82,538.20          13,287.50          35,416.61

 AVERAGE ANNUAL PERFORMANCE                           For the Years Ended
                                                            June 30, 2008

                                           One Year  Five Year   Ten Year
  Global Resources Fund                     37.59%    45.70%      23.48%
  -----------------------------------------------------------------------
  S&P 500 Index                            (13.12)%    7.58%       2.88%
  -----------------------------------------------------------------------
  S&P Energy and Materials Index            19.23%    26.34%      13.47%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The S&P Energy and Materials Index is a combination of the S&P 500 Energy Index and the S&P 500 Materials Index calculated on a 70% and 30% weighting, respectively, with monthly rebalancing of weights. The returns for the indexes reflect no deduction for fees, expenses or taxes.

Please visit our website at usfunds.com for updated performance information for different time periods.

 GLOBAL RESOURCES FUND


THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE
FUND

Rising mortgage defaults and declining home prices slowed economic growth over the past twelve months. In response, the Federal Reserve cut its benchmark federal funds lending rate seven times, from 5.25 percent to 2 percent, to revive economic growth. Accordingly, the 10-year U.S. Treasury note fell below 4 percent, which effectively created a negative real interest rate as year-over-year consumer price inflation more than doubled during the year to 5 percent.

Global investments into commodity indices by pension funds and other institutions rose by $40 billion in the first three months of the year to $185 billion, more than in all of 2007. This increase in fund flows and the subsequent rise in politically sensitive energy and agricultural prices prompted Congress to investigate the futures market to determine if excessive speculation, particularly from large non-commercial investors, was driving commodities to record levels.

The government's energy policy moved to the forefront of the upcoming presidential campaign as the price of crude oil approached $140 a barrel. Democratic candidate Barack Obama supports research-and-development spending for alternative energy programs, as well as technologies that can make coal burn cleanly and nuclear power safer. Meanwhile, Republican candidate John McCain's approach centers on lifting the 26-year-old federal ban on offshore drilling in the U.S. Mr. McCain is also in favor of doing away with subsidies for biofuels due to food inflation and lifting tariffs on imported ethanol.

INVESTMENT HIGHLIGHTS

OVERVIEW

For the fiscal year ended June 30, 2008, the Global Resources Fund returned 37.59 percent, strong relative performance compared to the fund's benchmark, a 70/30 percent blend of the S&P Energy Index and S&P Materials Index, which posted a total return of 19.23 percent. Individually, the S&P Energy Index and S&P Materials Index posted returns of 24.82 percent and 6.30 percent, respectively. The broader market S&P 500 Index returned a negative 13.12 percent for the one-year period.

The fund reduced its exposure to equities listed in Hong Kong following a 61 percent increase in the Hang Seng Composite Index during the first 10 months of 2007 as expectations for profit growth in the China region deteriorated. The fund also took profits on oil-refining stocks due to

 GLOBAL RESOURCES FUND


declining gasoline fundamentals and reduced holdings in junior exploration companies in favor of more established producers with lower operating and financial risk profiles. Proceeds from the above transactions were allocated to large-capitalization oil and gas, iron ore, copper and agriculture equities. As a result of increased volatility in commodity prices and natural resources equities during the period, the fund portfolio turnover increased to 133 percent from 122 percent in the prior year as the fund management team increased the frequency of sub-sector rotations and cycles of raising and deploying cash in accordance with our proprietary risk models.

INVESTMENT PROCESS

Our top-down analysis reviews global trends, including economic outlook, the current political and legislative environment, government policy changes, socioeconomic trends, supply and demand fundamentals, currency effects and other similar items. We combine that with a bottom-up analysis that emphasizes companies that we believe have prospects to generate meaningful per-share growth in reserves, production and cash flow and high returns on capital.

The fund typically invests in equity derivatives, including warrants and exchange-traded options, to manage risk and volatility as well as for speculative purposes when the managers identify opportunities to exploit the pricing of equity derivatives relative to the underlying equity.

STRENGTHS

* The price of crude oil and natural gas nearly doubled over the period to $140 per barrel and $13 per thousand cubic feet of gas. The fund benefited from a significant position in oil and gas producers such as Apache Corp.,(1) Noble Energy, Inc.(2) and Occidental Petroleum Corp.,(3) which outperformed the S&P 500 Oil & Gas Exploration & Production Index(4) by an average 278 basis points.

* The fund's equity positions in emerging-market securities significantly added to performance. PetroChina Co., Ltd.,(5) Petroleo Brasileiro S.A.,(6) Gran Tierra Energy, Inc.(7) and Pacific Rubiales Energy Corp.(8) all contributed to an average return in excess of 100 percent during the 12-month period.

* Agricultural commodities such as corn, soybeans and wheat gained 120 percent, 89 percent and 45 percent, respectively, during the period on low global inventories and increased corn-based ethanol production. The fund's equity positions in the fertilizer and agricultural sub-sector, such as Monsanto Co.,(9) Potash Corporation of Saskatchewan, Inc.,(10)

 GLOBAL RESOURCES FUND


  and The Mosaic Co.,(11) significantly contributed to fund performance in the period.

* Fund performance benefited from precious metals exposure, including holdings in Goldcorp, Inc.,(12) Yamana Gold, Inc.(13) and Silver Wheaton Corp.,(14) as the price of gold and silver gained roughly 40 percent over the fiscal year.

* The price of coal and iron ore surged in the period due to port congestion at global terminals and robust demand, which increased earnings for mining companies held by the fund such as Fording Canadian Coal Trust,(15) Rio Tinto plc,(16) BHP Billiton Ltd.,(17) and Companhia Vale do Rio Doce.(18)

WEAKNESSES

* The fund was adversely affected by the performance divergence between large-cap natural resource equities and junior exploration companies. Over the prior 12 months, the S&P/TSX Venture Composite Index,(19) which includes junior mining and energy stocks, fell by 13 percent in U.S. dollar terms, while large-cap equities represented by the Morgan Stanley Commodity Related Equity Index(20) gained 30 percent.

* The fund was negatively affected by equity positions in refining stocks as demand for refined products such as gasoline declined materially on rising prices and a weakening economy. The S&P 500 Oil & Gas Refining & Marketing Index(21) declined by 47 percent over the prior year.

* Despite copper's 13 percent gain in the period, the London Metal Exchange Index(22) fell by 19 basis points, and was led by significant declines by nickel and zinc, which fell 40 percent. As a result, the fund's holdings in base metal producers underperformed our benchmark.

CURRENT OUTLOOK

OPPORTUNITIES

* Amid concerns over the onset of a U.S. recession, the International Monetary Fund recently increased its 2008 global economic forecast to 4.1 percent up from an initial estimate of
  3.7 percent in April.

* The International Energy Agency forecasts crude oil demand to rise from 87 million barrels a day to 94 million barrels by 2013, or
  1.6 percent per annum. OPEC spare capacity is expected to fall to
  2.2 percent over the same time period.

 GLOBAL RESOURCES FUND


* According to an energy survey, global oil and gas capital expenditures are forecast to increase by 20 percent in 2008 to $420 billion. A majority of the respondents indicated budgets could increase by 10 percent or more next year.

* Global coal inventories remain tight due to strong power generation demand and logistical bottlenecks. Going forward, it is estimated that the global marketplace will require a further 1.1 billion tons of coal over the next four years, equivalent to total U.S annual production.

* Agricultural commodities remain favorable as emerging market demand for protein, scarce water resources and strong biofuel demand support prices.

THREATS

* Despite China's strong second quarter GDP growth of 10.1 percent, a cyclical slowdown caused by a soft real estate sector and/or weaker U.S. exports could materially slow demand for commodities.

* U.S. politicians and regulators may soon vote to restrict or even forbid investment in energy or agricultural commodities by large institutions in response to rising commodity and consumer price inflation.

* Declining home prices in the U.S. continue to threaten domestic growth, which could pull the global economy into a severe recession. The S&P/Case-Shiller Composite-20 Home Price Index(23) dropped by 15.8 percent in May 2008 compared with a year ago, a record decline since its inception in 2000.

* Rising capital and raw material costs, along with a shortage of skilled labor and engineers, threatens to delay or postpone new resource development projects.

 (1)This security comprised 1.79% of the total net assets of the fund as of June 30, 2008.

 (2)This security comprised 1.30% of the total net assets of the fund as of June 30, 2008.

 (3)This security comprised 3.15% of the total net assets of the fund as of June 30, 2008.

 (4)The S&P 500 Oil & Gas Exploration & Production Index is a capitalization-weighted index. The index is comprised of six stocks whose primary function is exploring for natural gas and oil resources on land or at sea.

 (5)The fund did not hold this security as of June 30, 2008.

 (6)This security comprised 3.79% of the total net assets of the fund as of June 30, 2008.

 (7)This security comprised 1.98% of the total net assets of the fund as of June 30, 2008.

 (8)This security comprised 2.90% of the total net assets of the fund as of June 30, 2008.

 GLOBAL RESOURCES FUND

 (9)This security comprised 1.13% of the total net assets of the fund as of June 30, 2008.

(10)This security comprised 2.95% of the total net assets of the fund as of June 30, 2008.

(11)This security comprised 1.27% of the total net assets of the fund as of June 30, 2008.

(12)This security comprised 1.21% of the total net assets of the fund as of June 30, 2008.

(13)This security comprised 1.14% of the total net assets of the fund as of June 30, 2008.

(14)This security comprised 2.04% of the total net assets of the fund as of June 30, 2008.

(15)This security comprised 1.57% of the total net assets of the fund as of June 30, 2008.

(16)This security comprised 0.07% of the total net assets of the fund as of June 30, 2008.

(17)This security comprised 0.06% of the total net assets of the fund as of June 30, 2008.

(18)This security comprised 1.60% of the total net assets of the fund as of June 30, 2008.

(19)The S&P/TSX Venture Composite Index is a value-weighted index that tracks the continuous price only performance of stocks traded in meaningful levels on the Canadian Venture Exchange.

(20)The Morgan Stanley Commodity Related Equity Index is an equal-dollar weighted index based on shares of widely held companies involved in commodity-related industries such as energy, non-ferrous metals, agriculture and forest products.

(21)The S&P 500 Oil & Gas Refining & Marketing Index is a capitalization-weighted index of companies in the S&P 500 engaged in the refining and marketing of oil, gas and/or refined products.

(22)The London Metal Exchange Index is calculated on the basis of the closing prices of the six nonferrous metals traded on the exchange: copper, aluminum, lead, tin, zinc and nickel.

(23)The S&P/Case-Shiller Composite-20 Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in 20 metropolitan regions across the United States.

 GLOBAL RESOURCES FUND


 TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS            June 30, 2008
 (EXCLUDING REPURCHASE AGREEMENTS)

   PETROLEO BRASILEIRO S.A.                                 3.82%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   OCCIDENTAL PETROLEUM CORP.                               3.18%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------
   POTASH CORPORATION OF SASKATCHEWAN, INC.                 2.97%
     AGRICULTURAL CHEMICALS & FERTILIZERS
   ---------------------------------------------------------------
   PACIFIC RUBIALES ENERGY CORP.                            2.92%
     OIL & GAS EXPLORATION & PRODUCTION - SENIOR
   ---------------------------------------------------------------
   MCDERMOTT INTERNATIONAL, INC.                            2.41%
     OIL & GAS EQUIPMENT & SERVICES
   ---------------------------------------------------------------
   TRANSOCEAN, INC.                                         2.18%
     OIL & GAS DRILLING
   ---------------------------------------------------------------
   SILVER WHEATON CORP.                                     2.06%
     SILVER MINING
   ---------------------------------------------------------------
   FREEPORT-MCMORAN COPPER & GOLD, INC.                     2.01%
     GOLD & COPPER MINING
   ---------------------------------------------------------------
   GRAN TIERRA ENERGY, INC.                                 1.99%
     OIL & GAS EXPLORATION & PRODUCTION - JUNIOR
   ---------------------------------------------------------------
   DEVON ENERGY CORP.                                       1.80%
     OIL & GAS EXPLORATION & PRODUCTION - SENIOR
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  25.34%


 PORTFOLIO PROFILE                                     June 30, 2008

   Country Distribution*                         % of Investments
   ---------------------------------------------------------------
     United States                                         55.39%
   ---------------------------------------------------------------
     Canada                                                29.72%
   ---------------------------------------------------------------
     Brazil                                                 5.26%
   ---------------------------------------------------------------
     United Kingdom                                         2.70%
   ---------------------------------------------------------------
     Netherlands                                            1.12%
   ---------------------------------------------------------------
     People's Republic of China                             1.12%
   ---------------------------------------------------------------
     Other Foreign                                          4.69%
   ---------------------------------------------------------------
   * Country distribution shown is based on domicile and is not intended to conform to the classification of economic ties as described in the prospectus.

 GLOBAL RESOURCES FUND


 PORTFOLIO ALLOCATION BY INDUSTRY SECTOR
 BASED ON TOTAL INVESTMENTS                            June 30, 2008

                            [Pie Chart]

Oil & Gas Exploration & Production                      28.4%
Oil & Gas - Integrated                                   9.2%
Oil & Gas Equipment & Services                          12.6%
Oil & Gas Drilling and Other Energy                      7.5%
Precious Metals                                         13.8%
Metals & Mining                                         13.2%
General Basic Materials                                 12.0%
Other Sectors                                            1.0%
Cash Equivalent                                          2.3%



    Energy:
      Oil & Gas Exploration & Production           28.4%
      Oil & Gas Equipment & Services               12.6%
      Oil & Gas - Integrated (includes              9.2%
        Refining and Marketing)
      Oil & Gas Drilling and Other Energy           7.5%
    Total Energy                                               57.7%
    Basic Materials:
      Precious Metals (includes Gold Mining,       13.8%
        Silver Mining and Platinum Group
        Metals)
      Metals & Mining (includes Copper, Zinc,      13.2%
        Nickel and Coal)
      General Basic Materials                      12.0%
    Total Basic Materials                                      39.0%
    Other Sectors                                               1.0%
    Cash Equivalent                                             2.3%
                                                              -----
    Total Investments                                         100.0%
                                                              =====

 PRECIOUS METALS AND MINERALS FUNDS


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The World Precious Minerals Fund (UNWPX) and the Gold and Precious Metals Fund (USERX) pursue an objective of long-term capital growth through investments in gold and precious metals and minerals companies. The Gold and Precious Metals Fund also pursues current income as a secondary objective and focuses on established, gold-producing companies. The World Precious Minerals Fund focuses on equity securities of companies principally engaged in the exploration, mining and processing of precious minerals such as gold, silver, platinum, and diamonds. Although this fund has the latitude to invest in a broad range of precious minerals, it currently remains focused on the gold sector.

PERFORMANCE GRAPHS

 WORLD PRECIOUS MINERALS FUND

                [World Precious Minerals Fund Graph]

                    World Precious      S&P 500         AMEX Gold
       Date         Minerals Fund        Index          BUGS Index

     06/30/98        $ 10,000.00      $ 10,000.00      $ 10,000.00
     07/31/98           9,300.20         9,893.52         8,920.63
     08/31/98           7,271.81         8,463.14         6,693.33
     09/30/98          10,040.57         9,005.29         9,816.15
     10/30/98           9,908.72         9,737.80         9,201.64
     11/30/98           9,249.49        10,327.99         8,611.25
     12/31/98           9,525.35        10,923.14         7,454.88
     01/29/99           9,119.16        11,379.90         7,416.96
     02/26/99           8,926.21        11,026.23         7,334.31
     03/31/99           8,743.42        11,467.37         7,065.00
     04/30/99           9,789.38        11,911.45         8,547.11
     05/28/99           8,002.11        11,630.18         7,276.23
     06/30/99           7,910.72        12,275.62         7,729.61
     07/30/99           7,463.90        11,892.32         7,411.14
     08/31/99           7,778.70        11,833.48         7,806.04
     09/30/99           9,799.54        11,509.08         9,574.41
     10/29/99           8,794.20        12,237.38         8,814.17
     11/30/99           8,408.31        12,486.15         8,326.88
     12/31/99           8,316.91        13,221.54         8,198.41
     01/31/00           7,382.66        12,557.25         7,290.31
     02/29/00           7,504.52        12,319.55         7,448.54
     03/31/00           6,935.84        13,524.76         6,897.48
     04/28/00           6,590.57        13,117.85         6,532.83
     05/31/00           6,387.47        12,848.71         6,330.87
     06/30/00           6,529.64        13,165.48         6,469.04
     07/31/00           5,839.10        12,959.64         5,501.79
     08/31/00           6,072.67        13,764.62         5,624.68
     09/29/00           5,453.21        13,037.94         5,189.18
     10/31/00           4,874.38        12,982.82         4,288.79
     11/30/00           4,823.61        11,959.26         4,685.97
     12/31/00           5,149.58        12,017.80         4,557.67
     01/31/01           5,098.60        12,444.18         5,305.23
     02/28/01           5,088.40        11,309.50         6,126.48
     03/30/01           4,751.89        10,593.03         5,535.80
     04/30/01           5,200.57        11,416.22         6,246.15
     05/31/01           5,404.51        11,492.71         6,982.45
     06/30/01           5,384.12        11,212.99         7,054.72
     07/31/01           5,078.20        11,102.61         6,772.84
     08/31/01           5,149.58        10,407.57         7,348.60
     09/30/01           5,445.30         9,567.13         8,006.09
     10/31/01           5,373.92         9,749.57         7,571.17
     11/30/01           5,343.33        10,497.42         7,147.23
     12/31/01           5,537.07        10,589.38         7,287.94
     01/31/02           6,505.81        10,434.85         8,501.85
     02/28/02           7,127.84        10,233.61         9,640.87
     03/31/02           8,290.32        10,618.49        11,058.62
     04/30/02           9,157.08         9,974.71        12,033.53
     05/31/02          12,889.25         9,901.23        15,830.17
     06/30/02          10,635.67         9,195.96        14,216.82
     07/31/02           7,647.89         8,479.10        12,022.81
     08/31/02           8,708.40         8,534.77        14,444.33
     09/30/02           8,769.58         7,607.21        14,149.39
     10/31/02           7,607.10         8,276.77        12,447.29
     11/30/02           7,688.68         8,763.94        13,024.77
     12/31/02          10,156.02         8,249.07        16,315.14
     01/31/03          10,543.41         8,032.98        16,199.34
     02/28/03          10,156.02         7,912.45        14,884.36
     03/31/03           9,569.69         7,989.27        13,939.57
     04/30/03           9,318.41         8,647.35        14,064.89
     05/31/03           9,998.96         9,102.96        15,969.81
     06/30/03          10,208.37         9,219.08        16,868.93
     07/31/03          10,867.98         9,381.63        18,522.15
     08/31/03          12,742.14         9,564.59        21,913.81
     09/30/03          13,726.33         9,463.02        22,101.20
     10/31/03          16,794.07         9,998.34        24,466.36
     11/30/03          19,568.65        10,086.31        28,118.89
     12/31/03          19,570.47        10,615.28        27,510.43
     01/31/04          18,160.83        10,810.13        24,440.81
     02/29/04          18,959.63        10,960.38        25,498.83
     03/31/04          20,615.95        10,795.03        26,770.20
     04/30/04          16,116.86        10,625.57        20,302.82
     05/31/04          16,645.47        10,771.38        22,712.68
     06/30/04          16,069.87        10,980.83        21,465.59
     07/31/04          15,294.57        10,617.40        21,151.90
     08/31/04          15,952.40        10,660.34        23,599.02
     09/30/04          18,419.26        10,775.80        26,341.28
     10/31/04          18,842.16        10,940.43        26,611.09
     11/30/04          20,604.20        11,383.09        27,002.81
     12/31/04          19,759.55        11,770.44        24,563.75
     01/31/05          18,732.93        11,483.54        23,011.59
     02/28/05          20,665.40        11,725.20        24,597.20
     03/31/05          19,699.16        11,517.57        23,104.82
     04/30/05          17,042.01        11,299.13        20,393.56
     05/31/05          16,981.62        11,658.66        21,290.90
     06/30/05          18,720.85        11,675.20        23,100.56
     07/31/05          18,829.55        12,109.39        22,567.75
     08/31/05          19,976.96        11,998.90        23,645.99
     09/30/05          22,803.20        12,096.08        28,185.78
     10/31/05          20,894.88        11,894.43        25,633.28
     11/30/05          22,984.37        12,344.31        28,012.84
     12/31/05          25,862.48        12,348.60        31,907.66
     01/31/06          31,997.19        12,675.56        39,477.31
     02/28/06          31,182.62        12,709.96        35,283.71
     03/31/06          35,637.28        12,868.16        38,833.99
     04/30/06          39,990.12        13,040.96        43,759.35
     05/31/06          36,820.95        12,665.62        38,563.97
     06/30/06          36,731.86        12,682.79        39,013.98
     07/31/06          37,444.60        12,761.03        38,114.74
     08/31/06          38,208.26        13,064.65        40,445.50
     09/30/06          34,084.51        13,401.33        34,894.35
     10/31/06          36,680.94        13,838.02        37,048.38
     11/30/06          40,486.50        14,101.17        41,313.95
     12/31/06          39,387.28        14,298.97        39,431.77
     01/31/07          39,358.39        14,515.22        39,201.37
     02/28/07          39,936.34        14,231.32        39,668.73
     03/31/07          39,315.04        14,390.50        39,436.35
     04/30/07          41,150.03        15,027.93        39,686.18
     05/31/07          41,323.42        15,552.33        39,058.70
     06/30/07          40,947.75        15,293.96        38,509.10
     07/31/07          42,493.76        14,819.77        40,346.03
     08/31/07          37,667.88        15,041.92        38,282.29
     09/30/07          45,715.83        15,604.47        45,990.58
     10/31/07          53,503.71        15,852.68        50,921.18
     11/30/07          46,207.09        15,189.94        47,570.92
     12/31/07          48,453.05        15,084.55        47,975.71
     01/31/08          50,815.71        14,179.75        53,794.20
     02/28/08          55,744.08        13,719.11        56,976.83
     03/31/08          49,025.26        13,659.98        51,423.07
     04/30/08          44,226.10        14,325.26        47,142.66
     05/31/08          47,364.01        14,510.82        49,530.48
     06/30/08          46,736.43        13,287.50        52,848.38

 AVERAGE ANNUAL PERFORMANCE                            For the Years Ended
                                                             June 30, 2008
                                           One Year   Five Year   Ten Year
  World Precious Minerals Fund              14.14%     35.52%     16.66%
  ------------------------------------------------------------------------
  S&P 500 Index                            (13.12)%     7.58%      2.88%
  ------------------------------------------------------------------------
  AMEX Gold BUGS Index                      37.24%     25.63%     18.10%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The AMEX Gold BUGS Index is a modified equal-dollar weighted index of companies involved in major gold mining. The returns for the indexes reflect no deduction for fees, expenses or taxes.

 PRECIOUS METALS AND MINERALS FUNDS


 GOLD AND PRECIOUS METALS FUND

                [Gold and Precious Metals Fund Graph]

               Gold and Precious     S&P 500       Philadelphia Stock Exchange
      Date        Metals Fund         Index            Gold & Silver Index

    06/30/98      $ 10,000.00      $ 10,000.00            $ 10,000.00
    07/31/98        10,079.16         9,893.52               8,779.30
    08/31/98         7,757.26         8,463.14               6,830.03
    09/30/98        10,817.94         9,005.29              10,476.25
    10/30/98        10,580.47         9,737.80              10,540.97
    11/30/98         9,920.84        10,327.99               9,936.78
    12/31/98        10,079.16        10,923.14               9,100.22
    01/29/99         9,630.61        11,379.90               8,860.70
    02/26/99         9,419.53        11,026.23               8,485.10
    03/31/99         9,366.75        11,467.37               8,385.79
    04/30/99        10,422.16        11,911.45              10,315.33
    05/28/99         8,786.28        11,630.18               8,573.28
    06/30/99         9,023.75        12,275.62               9,426.80
    07/30/99         8,443.27        11,892.32               8,854.97
    08/31/99         8,891.82        11,833.48               9,584.03
    09/30/99        11,319.26        11,509.08              11,422.85
    10/29/99        10,131.93        12,237.38               9,900.98
    11/30/99         9,709.76        12,486.15               9,560.08
    12/31/99         9,815.30        13,221.54               9,692.70
    01/31/00         8,627.97        12,557.25               8,553.32
    02/29/00         8,680.74        12,319.55               8,584.45
    03/31/00         8,021.11        13,524.76               8,124.15
    04/28/00         7,387.86        13,117.85               7,872.52
    05/31/00         7,387.86        12,848.71               8,125.06
    06/30/00         7,704.49        13,165.48               8,347.84
    07/31/00         6,965.70        12,959.64               7,342.85
    08/31/00         7,387.86        13,764.62               7,609.72
    09/29/00         6,912.93        13,037.94               7,259.51
    10/31/00         6,226.91        12,982.82               6,379.73
    11/30/00         6,332.45        11,959.26               6,875.54
    12/31/00         6,886.54        12,017.80               7,509.53
    01/31/01         6,807.39        12,444.18               7,137.05
    02/28/01         6,965.70        11,309.50               7,714.16
    03/30/01         6,332.45        10,593.03               6,990.64
    04/30/01         7,176.78        11,416.22               8,101.62
    05/31/01         7,493.40        11,492.71               8,412.72
    06/30/01         7,467.02        11,212.99               7,843.23
    07/31/01         6,912.93        11,102.61               7,815.31
    08/31/01         7,097.63        10,407.57               8,366.04
    09/30/01         7,387.86         9,567.13               8,549.88
    10/31/01         7,282.32         9,749.57               8,069.69
    11/30/01         7,229.55        10,497.42               7,797.89
    12/31/01         7,651.72        10,589.38               8,077.01
    01/31/02         8,918.21        10,434.85               9,100.91
    02/28/02        10,211.08        10,233.61               9,703.57
    03/31/02        11,662.27        10,618.49              10,562.84
    04/30/02        12,823.22         9,974.71              11,020.28
    05/31/02        16,992.08         9,901.23              12,584.51
    06/30/02        13,931.40         9,195.96              10,679.72
    07/31/02        10,290.24         8,479.10               9,047.75
    08/31/02        11,899.74         8,534.77              10,459.51
    09/30/02        12,242.74         7,607.21              10,502.99
    10/31/02        10,554.09         8,276.77               9,554.19
    11/30/02        10,659.63         8,763.94               9,545.15
    12/31/02        13,878.63         8,249.07              11,578.33
    01/31/03        14,221.64         8,032.98              11,614.53
    02/28/03        13,324.54         7,912.45              10,929.03
    03/31/03        12,480.21         7,989.27              10,168.06
    04/30/03        11,926.12         8,647.35               9,926.00
    05/31/03        13,271.77         9,102.96              11,181.27
    06/30/03        13,667.55         9,219.08              11,974.97
    07/31/03        14,379.95         9,381.63              12,354.08
    08/31/03        16,728.23         9,564.59              13,907.87
    09/30/03        17,467.02         9,463.02              13,934.45
    10/31/03        20,184.70         9,998.34              15,003.71
    11/30/03        23,984.17        10,086.31              16,787.90
    12/31/03        23,187.92        10,615.28              16,667.60
    01/31/04        20,567.37        10,810.13              14,649.82
    02/29/04        21,335.01        10,960.38              15,325.44
    03/31/04        23,399.69        10,795.03              16,129.46
    04/30/04        17,973.29        10,625.57              12,600.98
    05/31/04        19,429.15        10,771.38              13,831.11
    06/30/04        18,529.16        10,980.83              13,289.62
    07/31/04        17,443.88        10,617.40              13,402.39
    08/31/04        18,396.81        10,660.34              14,631.96
    09/30/04        21,043.83        10,775.80              15,747.91
    10/31/04        21,308.54        10,940.43              15,984.52
    11/30/04        22,923.22        11,383.09              16,521.44
    12/31/04        21,695.30        11,770.44              15,385.25
    01/31/05        20,657.12        11,483.54              14,163.75
    02/28/05        22,094.60        11,725.20              15,358.86
    03/31/05        20,710.36        11,517.57              14,577.17
    04/30/05        17,995.12        11,299.13              12,997.01
    05/31/05        18,394.42        11,658.66              13,447.33
    06/30/05        20,417.54        11,675.20              14,498.48
    07/31/05        20,577.26        12,109.39              14,157.25
    08/31/05        21,961.50        11,998.90              14,962.75
    09/30/05        25,102.66        12,096.08              17,668.82
    10/31/05        23,558.70        11,894.43              16,654.95
    11/30/05        25,501.96        12,344.31              17,964.22
    12/31/05        28,810.99        12,348.60              20,085.67
    01/31/06        35,892.57        12,675.56              24,201.65
    02/28/06        34,007.74        12,709.96              20,938.06
    03/31/06        38,881.37        12,868.16              22,267.79
    04/30/06        44,724.35        13,040.96              24,872.43
    05/31/06        41,466.28        12,665.62              22,450.45
    06/30/06        41,681.69        12,682.79              22,637.65
    07/31/06        42,516.40        12,761.03              22,378.26
    08/31/06        43,458.82        13,064.65              23,177.06
    09/30/06        38,773.67        13,401.33              20,320.95
    10/31/06        41,116.24        13,838.02              21,739.94
    11/30/06        45,182.09        14,101.17              23,653.62
    12/31/06        43,270.34        14,298.97              22,601.13
    01/31/07        42,812.59        14,515.22              22,241.52
    02/28/07        43,028.00        14,231.32              22,219.79
    03/31/07        41,304.73        14,390.50              21,823.61
    04/30/07        41,493.21        15,027.93              21,851.31
    05/31/07        41,304.73        15,552.33              22,303.19
    06/30/07        40,362.31        15,293.96              21,704.22
    07/31/07        41,816.32        14,819.77              23,761.06
    08/31/07        38,719.82        15,041.92              22,511.97
    09/30/07        47,605.45        15,604.47              26,995.54
    10/31/07        54,525.47        15,852.68              30,111.01
    11/30/07        49,221.02        15,189.94              27,406.14
    12/31/07        50,587.11        15,084.55              27,775.71
    01/31/08        56,075.49        14,179.75              29,882.42
    02/28/08        60,403.46        13,719.11              31,537.04
    03/31/08        54,821.00        13,659.98              28,371.98
    04/30/08        50,022.60        14,325.26              27,512.37
    05/31/08        52,939.27        14,510.82              29,188.20
    06/30/08        53,880.14        13,287.50              31,420.80

 AVERAGE ANNUAL PERFORMANCE                             For the Years Ended
                                                              June 30, 2008

                                         One Year      Five Year   Ten Year
  Gold and Precious Metals Fund           33.49%        31.53%     18.33%
  -------------------------------------------------------------------------
  S&P 500 Index                          (13.12)%        7.58%      2.88%
  -------------------------------------------------------------------------
  Philadelphia Stock Exchange Gold &
    Silver Index                          44.77%        21.25%     12.12%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Philadelphia Stock
  Exchange Gold & Silver Index is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.
  The returns for the indexes reflect no deduction for fees, expenses or taxes.

Please visit our website at usfunds.com for updated performance information for different time periods.

PERFORMANCE COMMENTARY

For the 12 months ended June 30, 2008, the World Precious Minerals Fund returned 14.14 percent. The AMEX Gold BUGS Index, the fund's benchmark, gained 37.24 percent. The Gold and Precious Metals Fund returned 33.49 percent. Its benchmark, the Philadelphia Stock Exchange Gold & Silver Index, returned 44.77 percent. Spot gold finished the 12-month period at $925.40, up $275.75 (42.45 percent). In contrast, the S&P 500 Index posted a negative return of 13.12 percent, the U.S. Trade Weighted

 PRECIOUS METALS AND MINERALS FUNDS


Dollar Index(1) slid 11.54 percent and the yield on the 90-day
Treasury fell from 4.81 percent to 1.74 percent.

Both funds underperformed their benchmarks due to their higher relative exposure to junior and mid-tier companies, while momentum money was attracted to the most liquid large capitalization gold companies. Gold and Precious Metals Fund performed more in line with the AMEX Gold Miners Index,(2) which was up 30.34 percent and is more representative of the performance of the mid-tiered gold stocks. In the case of World Precious Minerals, the junior mining and exploration companies were hit particularly hard by the unraveling of credit markets. A good proxy for the performance of exploration and development stage companies is the S&P/TSX Venture Composite Index(3) which was down 13.46 over the past year. In this environment, even companies with good projects were harshly penalized by being swept into the same bucket as those companies in dire need of capital. While the results have been painful, these conditions create an opportunity for patient investors. Valuations of the junior mining companies should become a catalyst to spur more corporate activity in the over the next six months.

             S&P/TSX VENTURE COMPOSITE INDEX (SPTSXVEN)
                  VS. AMEX GOLD MINERS INDEX (GDM)

              [S&P/TSX Venture Composite Index chart]

          Date           SPTSXVEN Index    GDM Index
        6/29/2007             100             100
         7/3/2007             101             102
         7/4/2007             101             102
         7/5/2007             102             104
         7/6/2007             104             107
         7/9/2007             104             108
        7/10/2007             103             107
        7/11/2007             104             107
        7/12/2007             106             109
        7/13/2007             106             109
        7/16/2007             106             108
        7/17/2007             105             108
        7/18/2007             105             112
        7/19/2007             106             114
        7/20/2007             106             114
        7/23/2007             106             113
        7/24/2007             105             112
        7/25/2007             104             110
        7/26/2007             100             106
        7/27/2007             100             104
        7/30/2007             100             107
        7/31/2007             100             106
         8/1/2007              98             104
         8/2/2007              99             105
         8/3/2007              98             104
         8/7/2007              95             103
         8/8/2007              96             106
         8/9/2007              93             104
        8/10/2007              91             105
        8/13/2007              92             103
        8/14/2007              87             100
        8/15/2007              83              96
        8/16/2007              76              91
        8/17/2007              80              93
        8/20/2007              80              94
        8/21/2007              80              95
        8/22/2007              81              97
        8/23/2007              82              96
        8/24/2007              84              98
        8/27/2007              84              96
        8/28/2007              81              94
        8/29/2007              82              97
        8/30/2007              82              97
        8/31/2007              84              99
         9/4/2007              85             102
         9/5/2007              84             101
         9/6/2007              86             108
         9/7/2007              86             108
        9/10/2007              85             108
        9/11/2007              87             111
        9/12/2007              88             111
        9/13/2007              89             111
        9/14/2007              89             111
        9/17/2007              89             111
        9/18/2007              90             115
        9/19/2007              91             116
        9/20/2007              93             121
        9/21/2007              94             120
        9/24/2007              95             119
        9/25/2007              94             118
        9/26/2007              93             116
        9/27/2007              94             117
        9/28/2007              97             119
        10/1/2007              97             121
        10/2/2007              95             117
        10/3/2007              95             115
        10/4/2007              95             117
        10/5/2007              97             119
        10/9/2007              98             121
       10/10/2007              99             123
       10/11/2007             100             124
       10/12/2007             102             125
       10/15/2007             103             127
       10/16/2007             103             125
       10/17/2007             103             122
       10/18/2007             104             125
       10/19/2007             104             123
       10/22/2007             102             120
       10/23/2007             104             123
       10/24/2007             104             124
       10/25/2007             105             125
       10/26/2007             107             128
       10/29/2007             111             131
       10/30/2007             109             129
       10/31/2007             110             133
        11/1/2007             110             129
        11/2/2007             113             134
        11/5/2007             113             133
        11/6/2007             115             139
        11/7/2007             113             136
        11/8/2007             110             136
        11/9/2007             108             134
       11/12/2007             102             123
       11/13/2007             102             126
       11/14/2007             104             128
       11/15/2007             100             122
       11/16/2007             101             124
       11/19/2007              97             120
       11/20/2007              97             125
       11/21/2007              95             124
       11/22/2007              95             124
       11/23/2007              96             129
       11/26/2007              94             124
       11/27/2007              91             123
       11/28/2007              93             127
       11/29/2007              91             125
       11/30/2007              91             122
        12/3/2007              91             123
        12/4/2007              89             122
        12/5/2007              89             121
        12/6/2007              90             124
        12/7/2007              91             123
       12/10/2007              91             125
       12/11/2007              90             121
       12/12/2007              90             123
       12/13/2007              88             119
       12/14/2007              89             117
       12/17/2007              87             113
       12/18/2007              86             115
       12/19/2007              87             114
       12/20/2007              88             114
       12/21/2007              90             119
       12/24/2007              92             119
       12/27/2007              94             121
       12/28/2007              95             125
       12/31/2007              96             123
         1/2/2008              97             132
         1/3/2008              98             136
         1/4/2008              95             134
         1/7/2008              94             132
         1/8/2008              94             136
         1/9/2008              92             137
        1/10/2008              92             140
        1/11/2008              92             141
        1/14/2008              92             143
        1/15/2008              91             138
        1/16/2008              89             132
        1/17/2008              86             129
        1/18/2008              85             130
        1/21/2008              77             130
        1/22/2008              80             132
        1/23/2008              79             130
        1/24/2008              84             136
        1/25/2008              85             135
        1/28/2008              85             138
        1/29/2008              85             136
        1/30/2008              86             137
        1/31/2008              85             134
         2/1/2008              87             132
         2/4/2008              86             129
         2/5/2008              83             125
         2/6/2008              83             126
         2/7/2008              83             126
         2/8/2008              85             130
        2/11/2008              85             130
        2/12/2008              85             126
        2/13/2008              86             128
        2/14/2008              86             127
        2/15/2008              86             127
        2/19/2008              86             133
        2/20/2008              87             136
        2/21/2008              88             136
        2/22/2008              87             136
        2/25/2008              90             137
        2/26/2008              92             139
        2/27/2008              94             143
        2/28/2008              97             146
        2/29/2008              95             142
         3/3/2008              95             147
         3/4/2008              92             142
         3/5/2008              95             147
         3/6/2008              94             147
         3/7/2008              92             143
        3/10/2008              89             138
        3/11/2008              90             143
        3/12/2008              90             144
        3/13/2008              91             149
        3/14/2008              90             151
        3/17/2008              86             147
        3/18/2008              86             141
        3/19/2008              82             131
        3/20/2008              80             127
        3/24/2008              82             126
        3/25/2008              83             132
        3/26/2008              83             135
        3/27/2008              83             132
        3/28/2008              83             131
        3/31/2008              82             128
         4/1/2008              81             125
         4/2/2008              82             130
         4/3/2008              83             130
         4/4/2008              84             132
         4/7/2008              84             132
         4/8/2008              84             130
         4/9/2008              84             132
        4/10/2008              84             132
        4/11/2008              84             130
        4/14/2008              83             130
        4/15/2008              84             132
        4/16/2008              86             138
        4/17/2008              86             137
        4/18/2008              85             133
        4/21/2008              85             130
        4/22/2008              85             129
        4/23/2008              82             124
        4/24/2008              82             119
        4/25/2008              82             120
        4/28/2008              82             119
        4/29/2008              80             114
        4/30/2008              81             117
         5/1/2008              81             115
         5/2/2008              82             116
         5/5/2008              82             118
         5/6/2008              83             121
         5/7/2008              83             119
         5/8/2008              84             124
         5/9/2008              85             124
        5/12/2008              86             123
        5/13/2008              85             122
        5/14/2008              86             120
        5/15/2008              86             124
        5/16/2008              87             128
        5/20/2008              90             131
        5/21/2008              91             131
        5/22/2008              91             129
        5/23/2008              92             129
        5/26/2008              92             129
        5/27/2008              89             125
        5/28/2008              89             126
        5/29/2008              89             122
        5/30/2008              89             124
         6/2/2008              88             124
         6/3/2008              88             122
         6/4/2008              87             120
         6/5/2008              87             123
         6/6/2008              88             125
         6/9/2008              87             125
        6/10/2008              87             118
        6/11/2008              87             118
        6/12/2008              86             115
        6/13/2008              86             115
        6/16/2008              86             117
        6/17/2008              86             118
        6/18/2008              86             119
        6/19/2008              86             118
        6/20/2008              86             118
        6/23/2008              86             118
        6/24/2008              84             118
        6/25/2008              84             118
        6/26/2008              84             124
        6/27/2008              86             130
        6/30/2008              87             130


Source: Bloomberg. Canadian index values converted to USD returns.

Our investment process embraces an active management style that has allowed us to create value for our shareholders over the long term. In our view, the critical factors for generating alpha for shareholders include:

1. A focus on mid-cap unhedged gold producers.

 PRECIOUS METALS AND MINERALS FUNDS


2. The flexibility to make concentrated investments in certain companies. The top 10 companies held in the Gold and Precious Metals Fund and the World Precious Minerals Fund may approach up to 50 percent of total investments. Thus, fund returns more reflect our ability to identify attractive investment opportunities versus unmanaged stock index returns. Over the past year, our best results came from overweight positions in Randgold Resources Ltd.,(4) Goldcorp, Inc.,(5) and Agnico-Eagle Mines Ltd.(6) Our most unfavorable investments included owning put options on the Philadelphia Stock Exchange Gold & Silver Index,(7) along with region-specific exposure to South African and Asian gold stocks.

3. Investing in companies that reflect the three critical growth drivers:

   (a) Increasing reserves
   (b) Increasing production
   (c) Increasing cash flow

4. Identifying undervalued midtier and junior gold companies with inexpensive resource ounces in the ground.

5. Owning companies wherein a rising gold price would greatly increase reserve base and net asset value.

6. Seeking out companies that are undervalued on a relative peer group basis for several fundamental metrics; i.e., ounce per share, production per share and reserves per share.

7. The use of statistical models to manage the price risk of the portfolios. We look for significant moves where the probability of a price reversal is high, and adjust our cash position accordingly. As a consequence we may run defensively positioned portfolios with high cash levels that can be balanced with warrant or option positions in the fund. At the close of the period, warrants and cash equivalents (repurchase agreements) represented 17.76 percent and 25.61 percent, respectively, of the net assets of the Gold and Precious Metals Fund. For the World Precious Minerals Fund, warrants and cash equivalents represented
   24.45 percent and 7.51 percent, respectively, of total investments.

THE YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE
FUND

Key factors that affected the funds over the past twelve months include:

* The Federal Reserve steadily cut interest rates to stimulate a languishing economy dragged down by a failed housing market.
  Energy prices soared as the dollar slipped lower, leading the broader audience to

 PRECIOUS METALS AND MINERALS FUNDS


   speculate that the government had lost control over inflation.
   Many investors turned to gold as a safe haven for investment.

* Resource nationalism was an active theme as gold and natural resource prices rose. In February 2008, World Bank Manager Paolo Desea told a dozen West and Central African government officials that they do not know the value of, or how to protect their countries' natural resources. Thereafter, several African countries raised their royalty rates. In South America, Ecuador suspended mining activities for 180 days while the legislature prepared a new minerals law and Bolivia moved to take over four energy companies operating within that country. Similarly, Venezuela continued to block access to new gold projects and threatened other mining concessions in an effort to tighten control of mining assets. Russia and China both moved forward on new rules to thwart foreign interest in domestic assets.

* Since early 2008, institutional investors have increasingly come under fire for alleged speculation. High-profile testimony before the U.S. Senate in May 2008 maintained that pension funds and other institutions were contributing to price inflation in the commodity market and that more regulation is needed. Prominent investor George Soros argued that commodities are not a legitimate asset class for pension funds and spoke of a commodity bubble. The Commodity Futures Trading Commission did not share these views but agreed to investigate the claims.

INVESTMENT HIGHLIGHTS

STRENGTHS

* Access to electric power or cheap diesel fuel limited the growth of precious metal and mining stocks and helped boost prices.

* Australia's gold production reportedly fell 7 percent during the fiscal year to a 19-year low of 231 metric tons. South Africa's gold production fell 28 percent as of April in a year-to-year comparison as severe problems with the nation's power grid led to electricity rationing for miners.

* China surpassed South Africa to become the No. 1 gold producer in the world. According to statements from Zijin Mining Group Co., Ltd.(8) however, China must acquire more bullion assets overseas because existing mines will run out of ore in six years.

WEAKNESSES

* Private investors in London started selling off commodity stocks even though the value of these stocks has dramatically gone up since the beginning of 2007 and accounts for one-third of the Financial Times-

 PRECIOUS METALS AND MINERALS FUNDS


  Stock Exchange (FTSE) 100 Shares Index. Despite, or maybe because of record prices, the fear of a commodity bubble drove these actions, according to analysts. The sales of commodity stocks in the London market now exceed the sales of financial stocks.

* The gold sector did not see significant positive money flows by long-term investors over the past year. Momentum money was limited to the most liquid gold stocks.

CURRENT OUTLOOK

OPPORTUNITIES

* Gold Fields Mineral Services Ltd. and Citigroup predict gold prices will climb as high as $1,100 per ounce in 2008 and to continue its upward trend thereafter.

* Schroder Investment Management went further and expressed a belief that the gold price will increase to $5,000 an ounce, or even beyond, if inflation fears take hold.

* Gold stocks above-ground gold supplies were worth around $4.8 trillion at the end of June 2008. This was about 3.6 percent of the global stock and bond markets, which had an estimated value of $135.2 trillion. Investment managers around the world were underinvested in gold while gold exchange-traded funds (ETFs) continued to gain market acceptance with new listings in China, Dubai, and Tokyo.

THREATS

* Adapting to higher prices, India's gold demand plummeted by 54 percent to only 32 tons in a year-on-year comparison in May. China passed India as the No. 1 jewelry market.

* Overall, demand decreased by 19 percent in the Asia region but was expected to rebound in the fall.

* Gold is vulnerable to a correction in the U.S. dollar.

(1)The U.S. Trade Weighted Dollar Index provides a general indication of the international value of the U.S. dollar.

(2)The AMEX Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver.

(3)The S&P/TSX Venture Composite Index is a value-weighted index that tracks the continuous price only performance of stocks traded in meaningful levels on the Canadian Venture Exchange.

(4)This security comprised 5.03% of the total net assets of the World Precious Minerals Fund and 3.35% of the total net assets of the Gold and Precious Metals Fund as of June 30, 2008.

 PRECIOUS METALS AND MINERALS FUNDS


(5)This security comprised 7.90% of the total net assets of the World Precious Minerals Fund and 7.85% of the total net assets of the Gold and Precious Metals Fund as of June 30, 2008.

(6)This security comprised 2.24% of the total net assets of the World Precious Minerals Fund and 3.50% of the total net assets of the Gold and Precious Metals Fund as of June 30, 2008.

(7)This security comprised 0.27% of the total net assets of the World Precious Minerals Fund and 0.35% of the total net assets of the Gold and Precious Metals Fund as of June 30, 2008.

(8)This security comprised 0.24% of the total net assets of the World Precious Minerals Fund and 0.29% of the total net assets of the Gold and Precious Metals Fund as of June 30, 2008.

WORLD PRECIOUS MINERALS FUND

 TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS            June 30, 2008
 (EXCLUDING REPURCHASE AGREEMENTS)

   YAMANA GOLD, INC.                                        9.73%
     SENIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   SILVER WHEATON CORP.                                     7.81%
     METAL & MINERAL MINING & EXPLORATION
   ---------------------------------------------------------------
   GOLDCORP, INC.                                           7.80%
     SENIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   EASTERN PLATINUM LTD.                                    5.32%
     PLATINUM GROUP METALS
   ---------------------------------------------------------------
   RANDGOLD RESOURCES LTD.                                  4.97%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   NEW GOLD, INC.                                           3.57%
     GOLD/MINERAL EXPLORATION & DEVELOPMENT
   ---------------------------------------------------------------
   JAGUAR MINING, INC.                                      2.85%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   AGNICO-EAGLE MINES LTD.                                  2.21%
     SENIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   GOLD FIELDS, LTD.                                        2.11%
     SENIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   SILVERCORP METALS, INC.                                  2.06%
     METAL & MINERAL MINING & EXPLORATION
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  48.43%

 PRECIOUS METALS AND MINERALS FUNDS


GOLD AND PRECIOUS METALS FUND

 TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS            June 30, 2008
 (EXCLUDING REPURCHASE AGREEMENTS)

   YAMANA GOLD, INC.                                       10.21%
     GOLD MINING
   ---------------------------------------------------------------
   GOLDCORP, INC.                                           7.80%
     GOLD MINING
   ---------------------------------------------------------------
   SILVER WHEATON CORP.                                     4.97%
     SILVER MINING
   ---------------------------------------------------------------
   ISHARES SILVER TRUST                                     4.16%
     EXCHANGE-TRADED FUNDS
   ---------------------------------------------------------------
   AGNICO-EAGLE MINES LTD.                                  3.48%
     GOLD MINING
   ---------------------------------------------------------------
   KINROSS GOLD CORP.                                       3.44%
     GOLD MINING
   ---------------------------------------------------------------
   RANDGOLD RESOURCES LTD.                                  3.33%
     GOLD MINING
   ---------------------------------------------------------------
   ROYAL GOLD, INC.                                         3.22%
     GOLD ROYALTY COMPANY
   ---------------------------------------------------------------
   EASTERN PLATINUM LTD.                                    3.05%
     PLATINUM GROUP METALS
   ---------------------------------------------------------------
   GOLD FIELDS LTD.                                         3.00%
     GOLD MINING
   ---------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                  46.66%

 PRECIOUS METALS AND MINERALS FUNDS


WORLD PRECIOUS MINERALS FUND

 PORTFOLIO PROFILE                                     June 30, 2008

   Country Distribution*                         % of Investments
   ---------------------------------------------------------------
     Canada                                                67.34%
   ---------------------------------------------------------------
     United States                                         18.17%
   ---------------------------------------------------------------
     Jersey, Channel Islands                                4.83%
   ---------------------------------------------------------------
     Australia                                              4.71%
   ---------------------------------------------------------------
     South Africa                                           2.45%
   ---------------------------------------------------------------
     Other Foreign                                          2.50%
   ---------------------------------------------------------------
   * Country distribution shown is based on domicile and is not intended to conform to the classification of economic ties as described in the prospectus.


GOLD AND PRECIOUS METALS FUND

 PORTFOLIO PROFILE                                     June 30, 2008

   Country Distribution*                         % of Investments
   ---------------------------------------------------------------
     Canada                                                44.19%
   ---------------------------------------------------------------
     United States                                         42.55%
   ---------------------------------------------------------------
     South Africa                                           4.12%
   ---------------------------------------------------------------
     Australia                                              3.27%
   ---------------------------------------------------------------
     Jersey, Channel Islands                                3.24%
   ---------------------------------------------------------------
     Other Foreign                                          2.63%
   ---------------------------------------------------------------
   * Country distribution shown is based on domicile and the locale of company operations may be different.

 PRECIOUS METALS AND MINERALS FUNDS


 WORLD PRECIOUS MINERALS FUND
 PORTFOLIO ALLOCATION BY INDUSTRY                      June 30, 2008
 BASED ON TOTAL INVESTMENTS

                             [Pie Chart]

Senior Gold Producers                       26.0%
Gold/Mineral Exploration & Development      21.9%
Intermediate & Junior Gold Producers        16.2%
Metal & Mineral Mining & Exploration        13.9%
Cash Equivalent                              7.4%
Platinum Group Metals                        7.1%
Exchange-Traded Funds                        2.2%
Other                                        5.3%



 GOLD AND PRECIOUS METALS FUND
 PORTFOLIO ALLOCATION BY INDUSTRY                      June 30, 2008
 BASED ON TOTAL INVESTMENTS

                             [Pie Chart]

Gold Mining                                 49.6%
Cash Equivalent                             25.4%
Exchange-Traded Funds                        7.1%
Silver Mining                                5.9%
Gold Royalty Company                         3.3%
Platinum Group Metals                        3.0%
Other                                        5.7%

  EXPENSE EXAMPLE (UNAUDITED)                          June 30, 2008


As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including short-term trading fees and exchange fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

* ACTUAL EXPENSES. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

* HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small account, exchange or short-term trading fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

  EXPENSE EXAMPLE (UNAUDITED)                                            June 30, 2008


--------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2008
                                          BEGINNING         ENDING          EXPENSES
                                        ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING
                                       JANUARY 1, 2008   JUNE 30, 2008       PERIOD*
--------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES CASH FUND
Based on Actual Fund Return               $1,000.00         $1,006.50        $ 4.94
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,019.94        $ 4.97
--------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES SAVINGS
  FUND
Based on Actual Fund Return               $1,000.00         $1,011.90        $ 2.25
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,022.63        $ 2.26
--------------------------------------------------------------------------------------
NEAR-TERM TAX FREE FUND
Based on Actual Fund Return               $1,000.00         $1,006.90        $ 2.25
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,022.63        $ 2.26
--------------------------------------------------------------------------------------
TAX FREE FUND
Based on Actual Fund Return               $1,000.00         $1,003.20        $ 3.49
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,021.38        $ 3.52
--------------------------------------------------------------------------------------
ALL AMERICAN EQUITY FUND
Based on Actual Fund Return               $1,000.00         $  948.20        $ 8.48
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,016.16        $ 8.77
--------------------------------------------------------------------------------------
CHINA REGION OPPORTUNITY FUND
Based on Actual Fund Return               $1,000.00         $  713.50        $ 8.82
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,014.57        $10.37
--------------------------------------------------------------------------------------
GLOBAL RESOURCES FUND
Based on Actual Fund Return               $1,000.00         $1,172.60        $ 4.65
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,020.59        $ 4.32
--------------------------------------------------------------------------------------
WORLD PRECIOUS MINERALS FUND
Based on Actual Fund Return               $1,000.00         $  964.60        $ 4.64
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,020.14        $ 4.77
--------------------------------------------------------------------------------------
GOLD AND PRECIOUS METALS FUND
Based on Actual Fund Return               $1,000.00         $1,065.10        $ 6.32
Based on Hypothetical 5% Yearly
  Return                                  $1,000.00         $1,018.75        $ 6.17
--------------------------------------------------------------------------------------

*These calculations are based on expenses incurred in the most recent fiscal half-year. The funds' annualized six-month expense ratios (after reimbursements and offsets) for the six-month period ended June 30, 2008, were 0.99%, 0.45%, 0.45%, 0.70%, 1.75%, 2.07%,
0.86%, 0.95% and 1.23%, respectively, for the U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, China Region Opportunity, Global Resources, World Precious Minerals and Gold and Precious Metals Funds. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, then divided by 366 days in the current fiscal year.

U.S. TREASURY SECURITIES CASH FUND

  PORTFOLIO OF INVESTMENTS                                              June 30, 2008


UNITED STATES
GOVERNMENT                             COUPON   MATURITY   PRINCIPAL
OBLIGATIONS 53.55%                      RATE      DATE       AMOUNT         VALUE
UNITED STATES TREASURY BILLS 53.55%
-------------------------------------------------------------------------------------
                               Yield    1.43%   07/03/08  $ 20,000,000   $ 19,998,411
                               Yield    1.39%   07/10/08    10,000,000      9,996,537
                               Yield    1.36%   07/17/08    10,000,000      9,993,956
                               Yield    1.40%   07/24/08    10,000,000      9,991,056
                               Yield    1.84%   08/21/08    10,000,000      9,974,075

-------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT OBLIGATIONS                                 59,954,035
-------------------------------------------------------------------------------------
  (cost $59,954,035)

REPURCHASE AGREEMENTS 46.57%
Joint Tri-Party Repurchase Agreements,
  06/30/08, collateralized by U.S.
  Treasury securities held in joint
  tri-party repurchase accounts:

1.45% Merill Lynch, repurchase price
  $28,979,151                           1.45%   07/01/08    28,977,984     28,977,984
1.70% Morgan Stanley, repurchase
  price $5,344,030                      1.70%   07/01/08     5,343,778      5,343,778
1.75% UBS Financial Services, Inc.,
  repurchase price $17,813,458          1.75%   07/01/08    17,812,592     17,812,592

-------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                                52,134,354
-------------------------------------------------------------------------------------
  (cost $52,134,354)

-------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.12%                                                 112,088,389
-------------------------------------------------------------------------------------
  (cost $112,088,389)
Other assets and liabilities, net (0.12)%                                    (133,689)
                                                                         ------------

NET ASSETS 100%                                                          $111,954,700
                                                                         ------------


See notes to portfolios of investments and notes to financial statements.

46


U.S. GOVERNMENT SECURITIES SAVINGS FUND

  PORTFOLIO OF INVESTMENTS                                             June 30, 2008


UNITED STATES
GOVERNMENT AND AGENCY                 COUPON   MATURITY     PRINCIPAL
OBLIGATIONS 99.77%                     RATE      DATE         AMOUNT       VALUE
FEDERAL FARM CREDIT BANK 32.71%
------------------------------------------------------------------------------------
Discount Notes:
                               Yield  2.02%    07/01/08  $ 45,000,000   $ 45,000,000
                               Yield  2.06%    07/02/08    10,000,000      9,999,428
                               Yield  2.05%    07/03/08    29,600,000     29,596,629
                               Yield  2.10%    07/14/08    20,000,000     19,984,833
                               Yield  2.27%    07/29/08     9,000,000      8,984,145
Fixed Rates:
                                      3.38%    07/15/08     4,448,000      4,449,676
                                      4.50%    09/12/08     1,000,000      1,004,455
                                      4.65%    09/17/08     3,010,000      3,013,312
                                      4.25%    10/10/08     3,226,000      3,242,595
                                      3.88%    01/12/09     2,000,000      2,018,044
                                      5.01%    01/22/09     2,880,000      2,922,025
                                      4.75%    02/02/09     1,509,000      1,531,882
                                      5.13%    02/17/09     5,000,000      5,092,048
                                      5.08%    03/16/09     5,000,000      5,099,374
                                      2.75%    06/05/09     4,000,000      4,000,000
                                                                        ------------
                                                                         145,938,446

FEDERAL HOME LOAN BANK 65.85%
------------------------------------------------------------------------------------
Discount Notes:
                               Yield  2.02%    07/01/08    30,109,000     30,109,000
                               Yield  2.05%    07/02/08    40,000,000     39,997,722
                               Yield  2.05%    07/07/08    20,000,000     19,993,183
                               Yield  2.16%    07/11/08    17,985,000     17,974,259
                               Yield  2.11%    07/16/08    13,425,000     13,413,253
                               Yield  2.23%    07/23/08    30,000,000     29,959,117
                               Yield  2.19%    07/30/08    10,000,000      9,982,439
                               Yield  2.20%    08/01/08     3,480,000      3,473,437
                               Yield  2.21%    08/06/08    20,000,000     19,956,000
                               Yield  2.26%    08/08/08    15,000,000     14,964,375
                               Yield  2.27%    08/20/08    14,429,000     14,383,709
                               Yield  2.34%    08/27/08    19,695,000     19,622,342
                               Yield  2.14%    10/03/08     5,000,000      4,972,322
Fixed Rates:
                                      3.00%    07/28/08     2,000,000      2,000,564
                                      4.65%    08/22/08     1,955,000      1,958,428
                                      4.00%    09/02/08     1,000,000      1,002,989
                                      4.25%    09/26/08     1,265,000      1,270,541
                                      2.20%    10/24/08     5,000,000      5,000,000
                                      5.32%    12/22/08     1,000,000      1,005,269
                                      3.50%    02/13/09     1,000,000      1,006,745
                                      4.04%    03/09/09     1,000,000      1,010,772

See notes to portfolios of investments and notes to financial statements.

                                                                  47


U.S. GOVERNMENT SECURITIES SAVINGS FUND

  PORTFOLIO OF INVESTMENTS                                             June 30, 2008


UNITED STATES
GOVERNMENT AND AGENCY                 COUPON   MATURITY     PRINCIPAL
OBLIGATIONS                            RATE      DATE         AMOUNT       VALUE
FEDERAL HOME LOAN BANK (CONT'D)
------------------------------------------------------------------------------------
                                      2.13%    04/01/09  $  5,680,000   $  5,671,449
                                      2.35%    04/21/09     3,000,000      3,000,000
                                      2.75%    05/07/09     3,000,000      3,000,000
                                      2.50%    05/28/09     4,000,000      3,993,598
Step Coupons:
                                      3.10%    07/16/08     2,000,000      2,000,373
                                      4.00%    07/18/08     3,100,000      3,098,986
Variable Rates:
                                      2.60%    10/17/08    10,000,000     10,000,000
                                      2.76%    04/08/09    10,000,000     10,000,000
                                                                        ------------
                                                                         293,820,872

TENNESSEE VALLEY AUTHORITY 1.21%
------------------------------------------------------------------------------------
Fixed Rate:                          5.375%   11/13/2008    5,347,000     5,405,901

------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.77%                                                 445,165,219
------------------------------------------------------------------------------------
  (cost $445,165,219)
Other assets and liabilities,
  net 0.23%                                                                1,042,392
                                                                        ------------

NET ASSETS 100%                                                         $446,207,611
                                                                        ------------

See notes to portfolios of investments and notes to financial statements.

NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2008


                                         COUPON    MATURITY    PRINCIPAL
MUNICIPAL BONDS 91.25%                    RATE       DATE        AMOUNT       VALUE
ALABAMA 7.69%
--------------------------------------------------------------------------------------
Bessemer, Alabama Water Revenue           4.00%    01/01/16  $  300,000    $   281,898
DCH Health Care Authority Facilities
  Revenue                                 5.00%    06/01/09     250,000        256,345
Mountain Brook City Board of Education
  Capital Outlay                          4.00%    02/15/15     200,000        203,252
University of Alabama at Birmingham,
  Hospital Revenue, Series A              5.00%    09/01/15     300,000        304,854
                                                                           -----------
                                                                             1,046,349

ALASKA 2.21%
--------------------------------------------------------------------------------------
Alaska Municipal Bond Bank Authority,
  Series A                                4.00%    02/01/16     300,000        300,966

ARIZONA 2.21%
--------------------------------------------------------------------------------------
Pima County Unified School District, GO
  Unlimited, Refunding                    3.70%    07/01/12     300,000        300,774

CALIFORNIA 1.65%
--------------------------------------------------------------------------------------
San Diego, California Community College
  District, Capital Appreciation,
  Election 2002, GO Unlimited (ZCB)       4.34%(1) 05/01/15     300,000        224,670

CONNECTICUT 1.99%
--------------------------------------------------------------------------------------
Connecticut State, Series D, GO
  Unlimited                              5.375%    11/15/18     250,000        270,395

DELAWARE 1.47%
--------------------------------------------------------------------------------------
Delaware Transportation Authority
  System Revenue                          5.50%    07/01/08     200,000        200,000

DISTRICT OF COLUMBIA 1.14%
--------------------------------------------------------------------------------------
District of Columbia, Unrefunded,
  Series B                                5.50%    06/01/09     150,000        154,921

FLORIDA 2.85%
--------------------------------------------------------------------------------------
Florida State Board of Education
  Capital Outlay, Series B, GO            5.25%    06/01/11     175,000        176,976
Florida State Department Environmental
  Protection Preservation Revenue,
  Florida Forever, Series B               5.00%    07/01/09     205,000        210,635
                                                                           -----------
                                                                               387,611

ILLINOIS 9.28%
--------------------------------------------------------------------------------------
Chicago, Illinois Water Revenue (ZCB)     5.05%(1) 11/01/08     275,000        272,907
Cook County, Illinois Capital
  Improvement, GO Unlimited,
  Prerefunded, Series A                   5.25%    11/15/14     300,000        313,740

See notes to portfolios of investments and notes to financial statements.

                                                                  49


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2008


                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE         AMOUNT       VALUE
ILLINOIS (CONT'D)
--------------------------------------------------------------------------------------
Illinois Finance Authority Revenue,
  Refunding                               5.00%   07/01/16   $  390,000    $   416,040
Illinois State Sales Tax Revenue          6.00%   06/15/09      250,000        259,650
                                                                           -----------
                                                                             1,262,337

INDIANA 4.87%
--------------------------------------------------------------------------------------
Indiana State Finance Authority
  Revenue, Refunding                      4.00%   05/01/12      350,000        357,717
Tippecanoe County, Indiana School
  Improvements                            4.00%   01/15/15      300,000        305,178
                                                                           -----------
                                                                               662,895

IOWA 3.78%
--------------------------------------------------------------------------------------
Ames, Iowa Hospital Revenue, Refunding    5.00%   06/15/15      300,000        314,442
Johnston Community School District, GO
  Unlimited                               4.00%   06/01/16      200,000        199,726
                                                                           -----------
                                                                               514,168

KANSAS 1.50%
--------------------------------------------------------------------------------------
Kansas State Development Finance
  Authority Revenue                       4.00%   10/01/15      200,000        204,284

MASSACHUSETTS 0.74%
--------------------------------------------------------------------------------------
Massachusetts State, Series C, GO        4.625%   10/01/08      100,000        100,682

MICHIGAN 0.62%
--------------------------------------------------------------------------------------
Detroit, Michigan Local Development
  Financial Authority, Series A           5.20%   05/01/10       85,000         83,976

MISSOURI 1.69%
--------------------------------------------------------------------------------------
Missouri State Health & Educational
  Facilities Authority Revenue,
  Series A                                6.75%   05/15/13      200,000        229,518

NEVADA 1.46%
--------------------------------------------------------------------------------------
North Las Vegas, GO Limited               4.00%   03/01/16      200,000        198,168

NEW JERSEY 3.80%
--------------------------------------------------------------------------------------
New Jersey State                         5.125%   05/01/10      250,000        260,230
New Jersey State Transportation Trust
  Fund Authority, Series D                4.00%   06/15/14      250,000        256,658
                                                                           -----------
                                                                               516,888

See notes to portfolios of investments and notes to financial statements.

50


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2008


                                         COUPON    MATURITY    PRINCIPAL
MUNICIPAL BONDS                           RATE       DATE        AMOUNT       VALUE
NEW YORK 6.26%
--------------------------------------------------------------------------------------
New York City Transitional Financial
  Authority Revenue, Series A             5.25%    11/01/08  $  225,000    $   227,630
New York, New York, Series B              5.25%    08/01/09     200,000        206,784
New York, New York, Subseries L-1, GO
  Unlimited                               4.00%    04/01/15     300,000        302,103
Schenectady Metroplex Development
  Authority Revenue, Series A             5.00%    12/15/12     110,000        114,487
                                                                           -----------
                                                                               851,004

OREGON 0.95%
--------------------------------------------------------------------------------------
Oregon State Department Transportation
  Highway                                 5.00%    11/15/09     125,000        129,289

SOUTH CAROLINA 6.70%
--------------------------------------------------------------------------------------
Horry County Hospitality Fee Special
  Obligation                              5.00%    04/01/10     200,000        206,258
Jasper County School District, GO
  Unlimited                               4.00%    03/01/15     195,000        197,498
Piedmont Municipal Power Agency
  Electric Revenue, Refunding, Series B   5.25%    01/01/09     200,000        201,866
Spartanburg County School District       3.875%    04/01/12     300,000        306,123
                                                                           -----------
                                                                               911,745

TENNESSEE 2.32%
--------------------------------------------------------------------------------------
Tennessee State, GO Unlimited,
  Refunding, Series A                     5.00%    05/01/11     300,000        315,639

TEXAS 10.73%
--------------------------------------------------------------------------------------
Addison, Texas Certificates of
  Obligation, GO Unlimited                4.00%    02/15/20     250,000        240,773
Arlington Refunding, Series A             5.00%    08/15/08     200,000        200,730
Katy, Texas Independent School
  District, School Building, Series D,
  GO Unlimited                            4.50%    02/15/19     325,000        329,381
Killeen, Texas Independent School
  District, GO Unlimited, Unrefunded      5.00%    02/15/09      90,000         90,189
Lewisville, Texas Independent School
  District, GO Unlimited, Refunding
  (ZCB)                                   4.04%(1) 08/15/15     400,000        296,332
San Antonio Water System Revenue          5.00%    05/15/13     100,000        104,220
San Patricio, Texas Municipal Water
  District, Refunded                      4.00%    07/10/18     200,000        198,530
                                                                           -----------
                                                                             1,460,155

UTAH 2.38%
--------------------------------------------------------------------------------------
Utah State, Refunding, Series B, GO
  Unlimited                              5.375%    07/01/12     300,000        323,466


See notes to portfolios of investments and notes to financial statements.

                                                                  51


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2008


                                         COUPON    MATURITY    PRINCIPAL
MUNICIPAL BONDS                           RATE       DATE        AMOUNT       VALUE
VIRGINIA 4.74%
--------------------------------------------------------------------------------------
Virginia College Building Authority
  Educational Facilities Revenue,
  Prerefunded, Series A                   5.00%   09/01/15   $   10,000    $    10,837
Virginia College Building Authority
  Educational Facilities Revenue,
  Unrefunded, Series A                    5.00%   09/01/15      290,000        314,273
Virginia State Public Building
  Authority & Public Facilities
  Revenue, Refunding, Series A            5.00%   08/01/12      300,000        319,065
                                                                           -----------
                                                                               644,175

WASHINGTON 4.89%
--------------------------------------------------------------------------------------
Clark County, Washington School
  District, GO Unlimited                 5.125%   12/01/11      100,000        106,138
King County, Washington School District
  No. 401 Highline Public Schools, GO
  Unlimited                               5.50%   12/01/13      240,000        256,039
Seattle, Washington Municipal Light and
  Power Revenue, Refunding                5.00%   07/01/17      300,000        303,504
                                                                           -----------
                                                                               665,681

WISCONSIN 3.33%
--------------------------------------------------------------------------------------
Milwaukee, Wisconsin, Series L, GO        4.60%   12/15/13      150,000        151,907
Wisconsin State, Refunding, Series 2,
  GO Unlimited                           4.125%   11/01/16      300,000        300,720
                                                                           -----------
                                                                               452,627

--------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                       12,412,383
--------------------------------------------------------------------------------------
  (cost $12,339,635)

REPURCHASE AGREEMENTS 6.21%
Joint Tri-Party Repurchase Agreement,
  Merrill Lynch, 06/30/08, 1.45%, due
  07/01/08, repurchase price $469,473,
  collateralized by U.S. Treasury
  securities held in a joint tri-party
  account (cost $469,454)                 1.45%   07/01/08      469,454        469,454

Joint Tri-Party Repurchase Agreement,
  Morgan Stanley, 06/30/08, 1.70%, due
  07/01/08, repurchase price $86,575,
  collateralized by U.S. Treasury
  securities held in a joint tri-party
  account (cost $86,571)                  1.70%   07/01/08       86,571         86,571

See notes to portfolios of investments and notes to financial statements.

52


NEAR-TERM TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2008


                                         COUPON    MATURITY    PRINCIPAL
REPURCHASE AGREEMENTS                     RATE       DATE        AMOUNT       VALUE
Joint Tri-Party Repurchase Agreement,
  UBS Financial Services, Inc.,
  06/30/08, 1.75%, due 07/01/08,
  repurchase price $288,584,
  collateralized by U.S. Treasury
  securities held in a joint tri-party
  account (cost $288,570)                 1.75%   07/01/08   $  288,570    $   288,570

--------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                                    844,595
--------------------------------------------------------------------------------------
  (cost $844,595)

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 97.46%                                                    13,256,978
--------------------------------------------------------------------------------------
  (cost $13,184,230)
Other assets and liabilities, net 2.54%                                        346,169
                                                                           -----------

NET ASSETS 100%                                                            $13,603,147
                                                                           -----------

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2008


                                         COUPON    MATURITY    PRINCIPAL
MUNICIPAL BONDS 91.91%                    RATE       DATE        AMOUNT      VALUE
ALABAMA 7.34%
--------------------------------------------------------------------------------------
Alabama 21st Century Authority Tobacco
  Settlement Revenue                      5.75%    12/01/19  $  275,000    $   277,821
Alabama State, GO Unlimited, Series A    4.625%    09/01/22     375,000        380,197
Bessemer, Alabama Water Revenue           4.00%    01/01/16     200,000        187,932
Mountain Brook City Board of Education
  Capital Outlay                          4.00%    02/15/15     195,000        198,171
University of Alabama at Birmingham,
  Hospital Revenue, Series A              5.00%    09/01/15     300,000        304,854
                                                                           -----------
                                                                             1,348,975

CALIFORNIA 7.91%
--------------------------------------------------------------------------------------
Anaheim, California City School
  District, Capital Appreciation,
  Election 2002, GO Unlimited (ZCB)       4.60%(1) 08/01/28     580,000        186,632
California State, GO Unlimited            4.75%    03/01/34     205,000        193,383
California State, GO Unlimited            5.00%    06/01/37     455,000        446,114
Campbell, California Union High School
  District, GO Unlimited                  4.75%    08/01/34     300,000        290,826
San Diego, California Community College
  District, Capital
Appreciation, Election 2002, GO
  Unlimited (ZCB)                         4.34%(1) 05/01/15     450,000        337,005
                                                                           -----------
                                                                             1,453,960

COLORADO 0.82%
--------------------------------------------------------------------------------------
Colorado Health Facility Authority
  Revenue                                 5.00%    09/01/16     150,000        151,279

FLORIDA 4.13%
--------------------------------------------------------------------------------------
Florida Board of Education, GO
  Unlimited, Refunding, Series C          4.50%    06/01/28     300,000        281,547
St. Lucie County Florida Sales Tax
  Revenue                                 5.25%    10/01/23     465,000        478,252
                                                                           -----------
                                                                               759,799

GEORGIA 2.76%
--------------------------------------------------------------------------------------
Atlanta Development Authority Revenue     5.25%    07/01/22     500,000        508,090

ILLINOIS 7.10%
--------------------------------------------------------------------------------------
Du Page County, Refunding                 5.60%    01/01/21     490,000        545,203
Illinois Development Financing
  Authority Hospital Revenue, Adventist
  Health System                           5.65%    11/15/24     435,000        457,550
Illinois Regional Transportation
  Authority Revenue, Series A             7.20%    11/01/20     250,000        301,633
                                                                           -----------
                                                                             1,304,386

See notes to portfolios of investments and notes to financial statements.

54


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2008


                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE         AMOUNT      VALUE
KANSAS 7.56%
--------------------------------------------------------------------------------------
Kansas State Development Finance
  Authority Hospital Revenue, Series Z    5.00%   12/15/12   $  500,000    $   513,680
Kansas State Development Finance
  Authority Revenue                       4.00%   10/01/15      250,000        255,355
University of Kansas Hospital Authority
  Health Facilities Revenue              5.625%   09/01/27      570,000        621,106
                                                                           -----------
                                                                             1,390,141

KENTUCKY 1.18%
--------------------------------------------------------------------------------------
Bowling Green, Kentucky, GO Unlimited,
  Series B                                4.00%   09/01/16      215,000        216,780

MARYLAND 1.75%
--------------------------------------------------------------------------------------
Maryland State Health & Higher
  Educational Facilities Authority
  Revenue                                 5.75%   07/01/21      300,000        321,324

MICHIGAN 3.05%
--------------------------------------------------------------------------------------
Detroit, Michigan Local Development
  Financing Authority, Refunding,
  Series A                               5.375%   05/01/18      300,000        258,822
Macomb County Building Authority, GO
  Limited                                 4.50%   11/01/23      300,000        301,272
                                                                           -----------
                                                                               560,094

MISSOURI 2.26%
--------------------------------------------------------------------------------------
St. Louis Airport Development Program,
  Prerefunded, Series A                   5.00%   07/01/11      165,000        173,224
St. Louis Airport Development Program,
  Unrefunded, Series A                    5.00%   07/01/11      235,000        242,708
                                                                           -----------
                                                                               415,932

NEW HAMPSHIRE 1.81%
--------------------------------------------------------------------------------------
Manchester, New Hampshire School
  Facilities Revenue, Refunding           5.50%   06/01/26      300,000        332,691

NEW JERSEY 4.31%
--------------------------------------------------------------------------------------
New Jersey Health Care Facilities
  Financing Authority Revenue            4.375%   07/01/10      460,000        466,711
New Jersey State Transportation
  Authority, Series A                     5.00%   06/15/13      315,000        324,693
                                                                           -----------
                                                                               791,404

See notes to portfolios of investments and notes to financial statements.

                                                                  55


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2008


                                         COUPON   MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE      DATE         AMOUNT      VALUE
NEW YORK 3.94%
--------------------------------------------------------------------------------------
New York, GO Unlimited, Prerefunded,
  Series H                                5.25%   03/15/14   $  450,000    $   465,602
New York, GO Unlimited, Prerefunded,
  Series J                                5.00%   05/15/12      225,000        233,633
New York, GO Unlimited, Unrefunded
  Balance, Series J                       5.00%   05/15/12       25,000         25,572
                                                                           -----------
                                                                               724,807

OHIO 2.64%
--------------------------------------------------------------------------------------
Ohio State Mental Health Facilities
  Revenue                                 5.50%   06/01/15      300,000        319,971
South Euclid Special Assessment, GO
  Limited Tax                             6.70%   12/01/14      150,000        165,396
                                                                           -----------
                                                                               485,367

PUERTO RICO 1.76%
--------------------------------------------------------------------------------------
Puerto Rico Electric Power Authority
  Revenue, Series II                     5.125%   07/01/26      300,000        324,135

RHODE ISLAND 3.05%
--------------------------------------------------------------------------------------
Rhode Island State Health & Educational
  Building Corporation Revenue            6.50%   08/15/32      500,000        560,075

SOUTH CAROLINA 1.37%
--------------------------------------------------------------------------------------
South Carolina Jobs Economic
  Development Authority Revenue           5.00%   11/01/23      250,000        252,068

TENNESSEE 1.17%
--------------------------------------------------------------------------------------
Memphis, Tennessee Sanitary Sewage
  System Revenue, Refunding               5.00%   05/01/20      200,000        214,204

TEXAS 19.87%
--------------------------------------------------------------------------------------
Baytown, Texas, GO Limited                4.50%   02/01/27      250,000        234,833
Dallas, Texas Waterworks & Sewer
  Systems Revenue, Refunded               4.50%   10/01/19      225,000        227,021
Duncanville, Texas Independent School
  District, GO Unlimited, Prerefunded,
  Series B                                5.25%   02/15/32      495,000        527,635
Duncanville, Texas Independent School
  District, GO Unlimited, Unrefunded,
  Series B                                5.25%   02/15/32        5,000          5,085
Forney, Texas, GO Limited                 5.00%   02/15/27      500,000        509,085
Goose Creek, Texas Independent School
  District Schoolhouse, Series A          5.25%   02/15/18      370,000        399,493
Greenville, Texas Independent School
  District, GO Unlimited, Refunding       4.00%   08/15/17      120,000        119,723
Houston Community College System
  Revenue, Refunding                      4.00%   04/15/17      300,000        289,770

See notes to portfolios of investments and notes to financial statements.

56


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                               June 30, 2008


                                         COUPON    MATURITY     PRINCIPAL
MUNICIPAL BONDS                           RATE       DATE         AMOUNT      VALUE
TEXAS (CONT'D)
---------------------------------------------------------------------------------------
North Texas Municipal Water District
  Regional Solid Waste Disposal System
  Revenue                                 4.25%    09/01/17   $  385,000    $   386,036
Prosper, Texas Independent School
  District, Capital Appreciation,
  School Building, GO Unlimited (ZCB)     6.00%(1) 08/15/33    1,000,000        234,980
San Marcos, Texas Tax & Toll Revenue,
  GO Limited                              5.10%    08/15/27      400,000        410,540
White Settlement, Texas Independent
  School District, GO Unlimited          4.125%    08/15/15      300,000        306,960
                                                                            -----------
                                                                              3,651,161

UTAH 3.01%
---------------------------------------------------------------------------------------
Utah State Building Ownership
  Authority, Lease Revenue, Refunded,
  Series C                                5.50%    05/15/19      500,000        552,610

WASHINGTON 3.12%
---------------------------------------------------------------------------------------
King County, Washington School District
  No. 401 Highline Public Schools, GO
  Unlimited                               5.50%    12/01/13      300,000        320,049
Spokane County, Washington School
  District, GO Unlimited                  5.05%    06/01/22      255,000        252,924
                                                                            -----------
                                                                                572,973

---------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                        16,892,255
---------------------------------------------------------------------------------------
  (cost $16,655,191)

REPURCHASE AGREEMENTS 5.17%
Joint Tri-Party Repurchase Agreement,
  Merrill Lynch, 06/30/08, 1.45%, due
  07/01/08, repurchase price $527,991,
  collateralized by U.S. Treasury
  securities held in a joint tri-party
  account (cost $527,970)                 1.45%    07/01/08      527,970        527,970

Joint Tri-Party Repurchase Agreement,
  Morgan Stanley, 06/30/08, 1.70%, due
  07/01/08, repurchase price $97,367,
  collateralized by U.S. Treasury
  securities held in a joint tri-party
  account (cost $97,367)                  1.70%    07/01/08       97,362         97,362

See notes to portfolios of investments and notes to financial statements.

                                                                  57


TAX FREE FUND

  PORTFOLIO OF INVESTMENTS                                              June 30, 2008


                                         COUPON    MATURITY    PRINCIPAL
REPURCHASE AGREEMENTS                     RATE       DATE        AMOUNT        VALUE
Joint Tri-Party Repurchase Agreement,
  UBS Financial Services, Inc.,
  06/30/08, 1.75%, due 07/01/08,
  repurchase price $324,556,
  collateralized by U.S. Treasury
  securities held in a joint tri-party
  account (cost $324,556)                 1.75%    07/01/08   $  324,540    $   324,540

---------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                                     949,872
---------------------------------------------------------------------------------------
  (cost $949,872)

---------------------------------------------------------------------------------------
TOTAL INVESTMENTS 97.08%                                                     17,842,127
---------------------------------------------------------------------------------------
  (cost $17,605,063)
Other assets and liabilities, net 2.92%                                         537,476
                                                                            -----------

NET ASSETS 100%                                                             $18,379,603
                                                                            -----------

(1)Represents Yield

See notes to portfolios of investments and notes to financial statements.

ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2008


COMMON STOCKS 88.31%                                           SHARES             VALUE
APPAREL 3.95%
---------------------------------------------------------------------------------------
Coach, Inc.                                                    11,000       $   317,680*
True Religion Apparel, Inc.                                     7,500           199,875*
Urban Outfitters, Inc.                                         17,000           530,230*
                                                                            -----------
                                                                              1,047,785

APPLICATIONS SOFTWARE 2.62%
---------------------------------------------------------------------------------------
Activision, Inc.                                               10,000           340,700*
Sybase, Inc.                                                   12,000           353,040*
                                                                            -----------
                                                                                693,740

CELLULAR TELECOMMUNICATIONS 0.63%
---------------------------------------------------------------------------------------
China Mobile Ltd., Sponsored ADR                                2,500           167,375

CHEMICALS - AGRICULTURAL 8.36%
---------------------------------------------------------------------------------------
Intrepid Potash, Inc.                                           4,500           296,010*
Monsanto Co.                                                    2,000           252,880
Potash Corporation of Saskatchewan, Inc.                        3,500           799,995
The Mosaic Co.                                                  6,000           868,200*
                                                                            -----------
                                                                              2,217,085

COAL 2.79%
---------------------------------------------------------------------------------------
Fording Canadian Coal Trust                                     5,000           478,050
International Coal Group, Inc.                                 20,000           261,000*
                                                                            -----------
                                                                                739,050

COMPUTERS 5.13%
---------------------------------------------------------------------------------------
Apple Computer, Inc.                                            4,000           669,760*
Western Digital Corp.                                          20,000           690,600*
                                                                            -----------
                                                                              1,360,360

DIVERSIFIED OPERATIONS 0.71%
---------------------------------------------------------------------------------------
Colfax Corp.                                                    7,500           188,175*

E-COMMERCE/SERVICES 0.87%
---------------------------------------------------------------------------------------
Priceline.com, Inc.                                             2,000           230,920*

ELECTRIC - INTEGRATED 1.02%
---------------------------------------------------------------------------------------
Exelon Corp.                                                    3,000           269,880

See notes to portfolios of investments and notes to financial statements.

                                                                  59


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2008


COMMON STOCKS                                                  SHARES             VALUE
ELECTRONICS & COMPONENTS 2.88%
---------------------------------------------------------------------------------------
Research In Motion Ltd.                                         5,000       $   584,500*
Woodward Governor Co.                                           5,000           178,300
                                                                            -----------
                                                                                762,800

ENERGY - ALTERNATIVE SOURCES 1.54%
---------------------------------------------------------------------------------------
First Solar, Inc.                                               1,500           409,230*

FINANCIAL SERVICES 4.23%
---------------------------------------------------------------------------------------
First Financial Bankshares, Inc.                               10,000           458,100
MasterCard, Inc., Class A                                       2,500           663,800
                                                                            -----------
                                                                              1,121,900

INTERNET 0.16%
---------------------------------------------------------------------------------------
Stockgroup Information Systems, Inc.                          131,125            41,304*

MEDICAL - BIOMEDICAL 2.63%
---------------------------------------------------------------------------------------
Illumina, Inc.                                                  8,000           696,880*

MEDICAL - DRUGS 1.00%
---------------------------------------------------------------------------------------
Novo Nordisk AS, Sponsored ADR                                  4,000           264,000

MEDICAL - PRODUCTS 3.45%
---------------------------------------------------------------------------------------
Intuitive Surgical, Inc.                                        1,500           404,100*
St. Jude Medical, Inc.                                         12,500           511,000*
                                                                            -----------
                                                                                915,100

METAL & MINERAL MINING 7.18%
---------------------------------------------------------------------------------------
Cleveland-Cliffs, Inc.                                          6,000           715,140
Commercial Metals Co.                                           5,000           188,500
Compass Minerals International, Inc.                            9,000           725,040
Freeport-McMoRan Copper & Gold, Inc.                            2,000           234,380
Mines Management, Inc.                                         15,000            41,700*
                                                                            -----------
                                                                              1,904,760

OIL & GAS - INTEGRATED 1.19%
---------------------------------------------------------------------------------------
Hess Corp.                                                      2,500           315,475

OIL & GAS DRILLING 6.05%
---------------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.                                 4,000           556,560
Nabors Industries, Ltd.                                        14,000           689,220*
Noble Corp.                                                     2,000           129,920

See notes to portfolios of investments and notes to financial statements.

60


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2008


COMMON STOCKS                                                  SHARES             VALUE
OIL & GAS DRILLING (CONT'D)
---------------------------------------------------------------------------------------
Transocean, Inc.                                                1,500       $   228,585*
                                                                            -----------
                                                                              1,604,285

OIL & GAS EQUIPMENT & SERVICES 2.92%
---------------------------------------------------------------------------------------
Core Laboratories N.V.                                          3,000           427,050*
FMC Technologies, Inc.                                          4,500           346,185*
                                                                            -----------
                                                                                773,235

OIL & GAS EXPLORATION & PRODUCTION 7.13%
---------------------------------------------------------------------------------------
Apache Corp.                                                    2,000           278,000
Contango Oil & Gas Co.                                          5,000           464,600*
McMoran Exploration Co.                                         5,000           137,600*
Noble Energy, Inc.                                              3,500           351,960
Stone Energy Corp.                                             10,000           659,100*
                                                                            -----------
                                                                              1,891,260

OIL & GAS ROYALTY TRUST 1.49%
---------------------------------------------------------------------------------------
Permian Basin Royalty Trust                                    15,000           396,150

RESTAURANTS 0.85%
---------------------------------------------------------------------------------------
McDonald's Corp.                                                4,000           224,880

RETAIL 2.69%
---------------------------------------------------------------------------------------
Costco Wholesale Corp.                                          5,000           350,700
GameStop Corp., Class A                                         9,000           363,600*
                                                                            -----------
                                                                                714,300

SEMICONDUCTORS 0.65%
---------------------------------------------------------------------------------------
Intel Corp.                                                     8,000           171,840

STEEL 3.13%
---------------------------------------------------------------------------------------
Companhia Siderurgica Nacional S.A., Sponsored ADR             12,000           532,920
Mechel, ADR                                                     6,000           297,240
                                                                            -----------
                                                                                830,160

TELECOMMUNICATIONS 2.64%
---------------------------------------------------------------------------------------
Corning, Inc.                                                  15,000           345,750
QUALCOMM, Inc.                                                  8,000           354,960
                                                                            -----------
                                                                                700,710

See notes to portfolios of investments and notes to financial statements.

                                                                  61


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2008


COMMON STOCKS                                                  SHARES             VALUE
THERAPEUTICS 1.80%
---------------------------------------------------------------------------------------
Gilead Sciences, Inc.                                           9,000       $   476,550*

TOBACCO 1.49%
---------------------------------------------------------------------------------------
Philip Morris International, Inc.                               8,000           395,120

TOYS 0.49%
---------------------------------------------------------------------------------------
JAKKS Pacific, Inc.                                             6,000           131,100*

TRANSPORTATION 6.64%
---------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                              6,000           599,340
CSX Corp.                                                       7,500           471,075
Ryder System, Inc.                                             10,000           688,800
                                                                            -----------
                                                                              1,759,215

---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          23,414,624
---------------------------------------------------------------------------------------
  (cost $18,862,276)

EXCHANGE-TRADED FUND 0.69%

Short MidCap400 ProShares
  (cost $181,744)                                               3,000           183,540

---------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             23,598,164
---------------------------------------------------------------------------------------
  (cost $19,044,020)

                                                            PRINCIPAL
REPURCHASE AGREEMENTS 9.51%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  06/30/08, 1.45%, due 07/01/08, repurchase price
  $1,401,506, collateralized by U.S. Treasury securities
  held in a joint tri-party account (cost $1,401,450)      $1,401,450         1,401,450

Joint Tri-Party Repurchase Agreement, Morgan Stanley,
  06/30/08, 1.70%, due 07/01/08, repurchase price
  $258,451, collateralized by U.S. Treasury securities
  held in a joint tri-party account
  (cost $258,439)                                             258,439           258,439


See notes to portfolios of investments and notes to financial statements.

62


ALL AMERICAN EQUITY FUND

  PORTFOLIO OF INVESTMENTS                                                June 30, 2008


                                                            PRINCIPAL
REPURCHASE AGREEMENTS                                        AMOUNT               VALUE
Joint Tri-Party Repurchase Agreement, UBS Financial
  Services, Inc., 06/ 30/08, 1.75%, due 07/01/08,
  repurchase price $861,505, collateralized by U.S.
  Treasury securities held in a joint tri-party account
  (cost $861,463)                                           $  861,463      $   861,463

---------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                                   2,521,352
---------------------------------------------------------------------------------------
  (cost $2,521,352)

---------------------------------------------------------------------------------------
TOTAL INVESTMENTS 98.51%                                                     26,119,516
---------------------------------------------------------------------------------------
  (cost $21,565,372)
Other assets and liabilities, net 1.49%                                         393,923
                                                                            -----------

NET ASSETS 100%                                                             $26,513,439
                                                                            -----------

See notes to portfolios of investments and notes to financial statements.

CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2008


COMMON STOCKS 87.97%                                            SHARES             VALUE
AGRICULTURE 1.35%
----------------------------------------------------------------------------------------
China Agri-Industries Holdings Ltd.                          1,500,000       $ 1,096,540*

APPAREL 1.45%
----------------------------------------------------------------------------------------
Li Ning Co., Ltd.                                              200,000           461,701
Ports Design Ltd.                                              250,000           714,996
                                                                             -----------
                                                                               1,176,697

BANKS 7.67%
----------------------------------------------------------------------------------------
Bangkok Bank Public Co., Ltd., NVDR                            300,000         1,067,903
Hang Seng Bank Ltd.                                             50,000         1,054,859
Industrial & Commercial Bank of China Ltd., H shares         6,000,000         4,101,446
                                                                             -----------
                                                                               6,224,208

CELLULAR TELECOMMUNICATIONS 7.40%
----------------------------------------------------------------------------------------
China Mobile Ltd.                                              350,000         4,704,223
China Unicom Ltd.                                              700,000         1,299,946
                                                                             -----------
                                                                               6,004,169

CHEMICALS - AGRICULTURAL 2.61%
----------------------------------------------------------------------------------------
Danhua Chemical Technology, Co., Ltd., B shares                      1                 1*
Sinofert Holdings Ltd.                                       1,500,000         1,163,872
Spur Ventures, Inc.                                            234,733           202,584*
Taiwan Fertilizer Co., Ltd.                                    200,000           751,161
                                                                             -----------
                                                                               2,117,618

COAL 3.14%
----------------------------------------------------------------------------------------
China Shenhua Energy Co., Ltd., H shares                       200,000           784,892
Hidili Industry International Development Ltd.                 500,000           872,102
PT Bumi Resources Tbk                                        1,000,000           889,371
                                                                             -----------
                                                                               2,546,365

CONSTRUCTION 1.56%
----------------------------------------------------------------------------------------
Anhui Conch Cement Co., Ltd., H shares                         150,000         1,003,238*
China State Construction International Holdings, Ltd.        1,000,000           257,783
                                                                             -----------
                                                                               1,261,021

DISTRIBUTION/WHOLESALE 0.74%
----------------------------------------------------------------------------------------
Li & Fung Ltd.                                                 200,000           602,777

DIVERSIFIED MINERALS 0.11%
----------------------------------------------------------------------------------------
Erdene Gold, Inc.                                              100,000            92,189*

See notes to portfolios of investments and notes to financial statements.

64


CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2008


COMMON STOCKS                                                   SHARES             VALUE
DIVERSIFIED OPERATIONS 2.02%
----------------------------------------------------------------------------------------
Keppel Corp., Ltd.                                             200,000       $ 1,637,633

E-COMMERCE/SERVICES 1.05%
----------------------------------------------------------------------------------------
SINA Corp.                                                      20,000           851,000*

EDUCATION 1.87%
----------------------------------------------------------------------------------------
CIBT Education Group, Inc.                                     836,032         1,516,853*

ELECTRIC GENERATION 2.22%
----------------------------------------------------------------------------------------
Datang International Power Generation Co., Ltd.,
  H shares                                                   2,500,000         1,484,498
Huadian Power International Corp., Ltd., H shares            1,200,000           317,035
                                                                             -----------
                                                                               1,801,533

ELECTRONICS & COMPONENTS 0.00%
----------------------------------------------------------------------------------------
Yageo Corp., Sponsored GDR                                           1                 2

FINANCIAL SERVICES 3.48%
----------------------------------------------------------------------------------------
Cathay Financial Holding Co., Ltd.                             500,000         1,087,207
China Everbright Ltd.                                          900,000         1,735,997
                                                                             -----------
                                                                               2,823,204

FOOD & BEVERAGES 5.54%
----------------------------------------------------------------------------------------
China Green (Holdings) Ltd.                                  1,002,000         1,189,973
China Yurun Food Group Ltd.                                  1,000,000         1,644,169
CJ CheilJedang Corp.                                             1,850           483,493*
CJ Corp.                                                         3,150           186,622*
Fraser and Neave Ltd.                                          250,000           832,415
FU JI Food and Catering Services                               100,000           155,439
                                                                             -----------
                                                                               4,492,111

GAS DISTRIBUTION 3.52%
----------------------------------------------------------------------------------------
Hong Kong & China Gas Co., Ltd.                              1,200,000         2,853,314

GOLD MINING 2.49%
----------------------------------------------------------------------------------------
Kingsgate Consolidated Ltd.                                      2,599            13,031*
Lihir Gold Ltd.                                                200,000           630,792*
Olympus Pacific Minerals, Inc.                                 424,500            99,917*
Silk Road Resources Ltd.                                       210,000            99,887*
Sino Gold Mining Ltd.                                           67,721           378,488*
Zhaojin Mining Industry Co., Ltd., H shares                    300,000           369,361

See notes to portfolios of investments and notes to financial statements.

                                                                  65


CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2008


COMMON STOCKS                                                   SHARES             VALUE
GOLD MINING (CONT'D)
----------------------------------------------------------------------------------------
Zijin Mining Group Co., Ltd., H shares                         500,000       $   425,150
                                                                             -----------
                                                                               2,016,626

INSURANCE 3.45%
----------------------------------------------------------------------------------------
China Life Insurance Co., Ltd., H shares                       800,000         2,800,988

INTERNET 3.81%
----------------------------------------------------------------------------------------
Asia Broadband, Inc.                                           500,000                 0*@
Tencent Holdings Ltd.                                          400,000         3,093,398
                                                                             -----------
                                                                               3,093,398

MANUFACTURING 1.03%
----------------------------------------------------------------------------------------
Peace Mark Holdings Ltd.                                     1,200,000           834,140

MEDICAL - BIOMEDICAL 0.50%
----------------------------------------------------------------------------------------
Wuxi PharmaTech, Inc., ADR                                      20,000           406,000*

METAL - ALUMINUM 0.44%
----------------------------------------------------------------------------------------
Global Alumina Products Corp.                                  223,000           354,570*

METAL - COPPER 0.35%
----------------------------------------------------------------------------------------
Continental Minerals Corp.                                     243,080           236,415*
Toledo Mining Corp. plc                                         25,400            44,522*
                                                                             -----------
                                                                                 280,937

METAL & MINERAL MINING 4.79%
----------------------------------------------------------------------------------------
BHP Billiton Ltd., Sponsored ADR                                15,000         1,277,850
Companhia Vale do Rio Doce, ADR                                 40,000         1,432,800
Freeport-McMoRan Copper & Gold, Inc.                            10,000         1,171,900
                                                                             -----------
                                                                               3,882,550

NON-FERROUS METALS 0.04%
----------------------------------------------------------------------------------------
Sterling Group Ventures, Inc.                                  510,000            30,600*

OIL & GAS - INTEGRATED 2.74%
----------------------------------------------------------------------------------------
China Petroleum & Chemical Corp., H shares                   1,000,000           936,228
PetroChina Co., Ltd., ADR                                       10,000         1,288,600
                                                                             -----------
                                                                               2,224,828

See notes to portfolios of investments and notes to financial statements.

66


CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2008


COMMON STOCKS                                                   SHARES             VALUE
OIL & GAS EXPLORATION & PRODUCTION 3.89%
----------------------------------------------------------------------------------------
Big Sky Energy Corp.                                           293,350       $     5,537*
CNOOC Ltd.                                                   1,500,000         2,581,679
Green Dragon Gas Ltd.                                           62,949           569,688*
                                                                             -----------
                                                                               3,156,904

PETROCHEMICALS 1.77%
----------------------------------------------------------------------------------------
LG Chem Ltd.                                                    15,000         1,433,349

PRECIOUS METALS 0.06%
----------------------------------------------------------------------------------------
TVI Pacific, Inc.                                            1,074,714            47,430*

PUBLISHING 0.05%
----------------------------------------------------------------------------------------
Lingo Media Corp.                                               22,642            39,970*

REAL ESTATE COMPANIES 1.66%
----------------------------------------------------------------------------------------
Cheung Kong Holdings Ltd.                                      100,000         1,347,911

RETAIL 0.00%
----------------------------------------------------------------------------------------
China First Pencil Co., Ltd., B shares                               1                 1

SCHOOLS 3.12%
----------------------------------------------------------------------------------------
MegaStudy Co., Ltd.                                              8,000         2,531,868

SEMICONDUCTORS 1.62%
----------------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored
  ADR                                                          120,000         1,309,200

SHIPBUILDING 0.88%
----------------------------------------------------------------------------------------
Samsung Heavy Industries Co., Ltd.                              20,000           712,852*

SILVER MINING 1.45%
----------------------------------------------------------------------------------------
Silvercorp Metals, Inc.                                        200,000         1,176,874

STEEL 3.11%
----------------------------------------------------------------------------------------
Mechel, ADR                                                      9,000           445,860
POSCO                                                            4,000         2,079,312
                                                                             -----------
                                                                               2,525,172

TELECOMMUNICATIONS 1.56%
----------------------------------------------------------------------------------------
Chunghwa Telecom Co., Ltd., ADR                                 50,000         1,268,500

See notes to portfolios of investments and notes to financial statements.

                                                                  67


CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2008


COMMON STOCKS                                                   SHARES             VALUE
TELECOMMUNICATIONS EQUIPMENT 2.37%
----------------------------------------------------------------------------------------
ZTE Corp., H shares                                            400,000       $ 1,918,625

TOBACCO 1.06%
----------------------------------------------------------------------------------------
KT&G Corp.                                                      10,000           860,010

----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                           71,350,537
----------------------------------------------------------------------------------------
  (cost $69,970,052)

EXCHANGE-TRADED FUNDS 2.89%

iShares Asia Trust - iShares FTSE/Xinhua A50 China
  Tracker                                                      300,000           554,041*
iShares Silver Trust                                             9,550         1,647,662*
SPDR Gold Trust                                                  1,500           138,330*

----------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                    2,340,033
----------------------------------------------------------------------------------------
  (cost $2,109,990)

WARRANTS 0.00%

CONSTRUCTION 0.00%
----------------------------------------------------------------------------------------
China State Construction International Holdings, Ltd.,
  Warrants (February 2009) (cost $0)                            85,714             2,418*

----------------------------------------------------------------------------------------
TOTAL SECURITIES                                                              73,692,988
----------------------------------------------------------------------------------------
  (cost $72,080,042)

                                                            PRINCIPAL
REPURCHASE AGREEMENTS 14.32%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  06/30/08, 1.45%, due 07/01/08, repurchase price
  $6,458,366, collateralized by U.S. Treasury securities
  held in a joint tri-party account (cost $6,458,106)       $6,458,106         6,458,106

Joint Tri-Party Repurchase Agreement, Morgan Stanley,
  06/30/08, 1.70%, due 07/01/08, repurchase price
  $1,190,984, collateralized by U.S. Treasury securities
  held in a joint tri-party account (cost $1,190,928)        1,190,928         1,190,928

See notes to portfolios of investments and notes to financial statements.

68


CHINA REGION OPPORTUNITY FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2008


                                                            PRINCIPAL
REPURCHASE AGREEMENTS                                         AMOUNT            VALUE
Joint Tri-Party Repurchase Agreement, UBS Financial
  Services, Inc., 06/30/08, 1.75%, due 07/01/08,
  repurchase price $3,969,952, collateralized by U.S.
  Treasury securities held in a joint tri-party account
  (cost $3,969,759)                                         $3,969,759       $ 3,969,759

----------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                                   11,618,793
----------------------------------------------------------------------------------------
  (cost $11,618,793)

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS 105.18%                                                     85,311,781
----------------------------------------------------------------------------------------
  (cost $83,698,835)
Other assets and liabilities, net (5.18)%                                     (4,202,406)
                                                                             -----------

NET ASSETS 100%                                                              $81,109,375
                                                                             -----------

See notes to portfolios of investments and notes to financial statements.

GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2008


COMMON STOCKS 85.07%                                            SHARES               VALUE
AGRICULTURAL CHEMICALS & FERTILIZERS 6.25%
----------------------------------------------------------------------------------------------
CF Industries Holdings, Inc.                                   115,000      $   17,572,000
Monsanto Co.                                                   180,000          22,759,200
Potash Corporation of Saskatchewan, Inc.                       247,500          56,579,677
PT Bisi International Tbk                                    9,610,000           5,315,727*
Spur Ventures, Inc.                                            274,867             237,222*
The Mosaic Co.                                                 160,000          23,152,000*
                                                                            --------------
                                                                               125,615,826

ALTERNATIVE ENERGY 0.72%
----------------------------------------------------------------------------------------------
5N Plus, Inc.                                                  440,280           4,697,932*
Gamesa Corporacion Tecnologica, S.A.                           200,000           9,830,554
                                                                            --------------
                                                                                14,528,486

ALUMINUM 0.65%
----------------------------------------------------------------------------------------------
Century Aluminum Co.                                           145,000           9,641,050*
Global Alumina Products Corp.                                2,201,000           3,499,590*
                                                                            --------------
                                                                                13,140,640

COAL 7.04%
----------------------------------------------------------------------------------------------
Bounty Industries Ltd.                                      22,000,000           1,687,224*+
Caledon Resources plc                                        8,135,000          20,254,625*
Coalcorp Mining, Inc.                                        5,282,661           9,221,926*
Fording Canadian Coal Trust                                    330,000          31,554,945
Patriot Coal Corp.                                             100,000          15,329,000*
Polo Resources Ltd.                                         13,380,000           3,131,487*
PT Bumi Resources Tbk                                       16,000,000          14,229,935*
Southern African Energy, 144A (RS)                           8,750,000           2,178,586@
Western Canadian Coal Corp., 144A                            2,452,600          21,551,803*
Yanzhou Coal Mining Co., Ltd., Sponsored ADR                   240,000          22,322,400
                                                                            --------------
                                                                               141,461,931

DATA PROCESSING & SOFTWARE 0.00%
----------------------------------------------------------------------------------------------
Stockgroup Information Systems, Inc.                           157,000              49,455*

DIAMOND MINING & EXPLORATION 0.07%
----------------------------------------------------------------------------------------------
Diamond Fields International Ltd.                              112,000               8,238*
Diamond Fields International Ltd., 144A                      9,000,000             661,992*
Rockwell Diamonds, Inc., 144A                                  950,000             400,628*
Vaaldiam Resources Ltd.                                      1,044,001             327,642*
                                                                            --------------
                                                                                 1,398,500

See notes to portfolios of investments and notes to financial statements.

70


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2008


COMMON STOCKS                                                   SHARES               VALUE
DIVERSIFIED CHEMICALS 0.58%
----------------------------------------------------------------------------------------------
FMC Corp.                                                      150,000      $   11,616,000

ENGINEERING & CONSTRUCTION 1.21%
----------------------------------------------------------------------------------------------
Fluor Corp.                                                     50,000           9,304,000
Foster Wheeler Ltd.                                            205,000          14,995,750*
                                                                            --------------
                                                                                24,299,750

FINANCIAL SERVICES 0.27%
----------------------------------------------------------------------------------------------
GMP Capital Trust                                              300,500           4,685,873
Jovian Capital Corp.                                         1,038,100             682,123*
                                                                            --------------
                                                                                 5,367,996

FOOD & BEVERAGES 0.11%
----------------------------------------------------------------------------------------------
CoolBrands International, Inc.                               2,694,200           2,193,092*

FORESTRY 0.56%
----------------------------------------------------------------------------------------------
Sino-Forest Corp., 144A                                        163,400           2,862,084*
Sino-Forest Corp., Class A                                     479,500           8,398,833*
                                                                            --------------
                                                                                11,260,917

GENERAL METAL & MINERAL MINING 3.69%
----------------------------------------------------------------------------------------------
African Copper plc                                           1,336,000             977,958*
Baja Mining Corp.                                            1,555,600           2,059,589*
Calibre Mining Corp.                                           811,400             198,941*
Crowflight Minerals, Inc.                                    1,119,000             526,769*
Dia Bras Exploration, Inc.                                     886,300             260,766*
Eurasian Natural Resources Corp.                               650,000          17,258,384*
European Nickel plc                                            679,782             379,127*
HudBay Minerals, Inc.                                          500,000           6,948,463*
Independence Group NL                                           29,683             145,124
Largo Resources Ltd.                                         1,931,800           2,178,757*
Mantle Resources, Inc.                                       1,000,000             912,078*
Mirabela Nickel Ltd.                                         1,130,000           6,704,752*
Natasa Mining Ltd.                                           1,099,160           2,471,376*+
North American Tungsten Corp., Ltd.                            245,000             264,306*
Pacifica Resources Ltd.                                        500,000              90,717*
Red Dragon Resources Corp.                                   3,720,000           1,267,788*+
Revett Minerals, Inc.                                        5,048,000           2,623,881*+
Savant Explorations Ltd.                                        54,191              11,692*
Sherritt International Corp.                                   870,000          13,097,141
Starfield Resources, Inc.                                    1,000,000           1,127,838*
Sterling Group Ventures, Inc.                                  524,700              31,482*
Terrane Metals Corp.                                         2,337,000             985,544*

See notes to portfolios of investments and notes to financial statements.

                                                                  71


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2008


COMMON STOCKS                                                   SHARES               VALUE
GENERAL METAL & MINERAL MINING (CONT'D)
----------------------------------------------------------------------------------------------
Thompson Creek Metals Co. Inc.                                 635,000      $   12,405,433*
Titanium Resources Group Ltd.                                1,000,000             507,922*
Toledo Mining Corp. plc                                        426,200             747,055*
                                                                            --------------
                                                                                74,182,883

GOLD & COPPER MINING 4.62%
----------------------------------------------------------------------------------------------
Continental Minerals Corp.                                   1,026,227             996,910*
European Minerals Corp.                                      1,476,050           1,418,652*
Fortress Minerals Corp.                                        431,425             465,422*
Freeport-McMoRan Copper & Gold, Inc.                           320,000          37,500,800
Global Copper Corp.                                            168,600           2,374,438*
Los Andes Copper Ltd.                                        1,800,000             882,656*
New Gold, Inc.                                               1,853,421          14,487,097*+
Northern Dynasty Minerals Ltd.                               1,255,600          10,097,504*
Northern Dynasty Minerals Ltd., 144A                           200,000           1,608,395*
Southern Copper Corp.                                          170,000          18,127,100
Suramina Resources, Inc.                                     1,184,200           1,742,068*
Taseko Mines Ltd.                                              624,000           3,200,628*
                                                                            --------------
                                                                                92,901,670

GOLD MINING 1.90%
----------------------------------------------------------------------------------------------
Canadian Gold Hunter Corp.                                   1,061,000           2,081,106*
Century Mining Corp.                                           225,911              19,940*
Chesapeake Gold Corp.                                          716,350           5,269,087*
Corona Gold Ltd.                                                50,000               5,992*@
Detour Gold Corp.                                              500,000          12,053,155*
Kinross Gold Corp.                                                   1                  24
Medoro Resources Ltd.                                        1,005,514             207,089*
Medoro Resources Ltd. (RS)                                   2,250,000             440,225*@
Olympus Pacific Minerals, Inc.                                 375,000              88,265*
Pelangio Mines, Inc.                                           527,200           2,766,165*
Planet Exploration, Inc.                                       160,000              71,005*
Red Back Mining, Inc.                                          645,000           5,440,102*
Red Back Mining, Inc., 144A                                    385,000           3,247,193*
Rusoro Mining Ltd.                                           3,567,500           4,548,374*
Rusoro Mining Ltd., 144A                                       433,333             552,477*
Silk Road Resources Ltd.                                       240,000             114,157*
TVI Pacific, Inc.                                            6,037,428             266,449*
Yamana Gold, Inc.                                               65,789           1,094,279
                                                                            --------------
                                                                                38,265,084

GOLD/MINERAL ROYALTY COMPANIES 0.04%
----------------------------------------------------------------------------------------------
Aberdeen International, Inc.                                 1,256,250             825,467*

See notes to portfolios of investments and notes to financial statements.

72


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2008


COMMON STOCKS                                                   SHARES               VALUE
IRON AND STEEL 2.96%
----------------------------------------------------------------------------------------------
Companhia Vale do Rio Doce, ADR                                900,000      $   32,238,000
Consolidated Thompson Iron Mines Ltd.                        1,747,273          15,319,591*
Mechel, ADR                                                    240,000          11,889,600
                                                                            --------------
                                                                                59,447,191

OIL & GAS - INTEGRATED 8.41%
----------------------------------------------------------------------------------------------
Hess Corp.                                                     180,000          22,714,200
Occidental Petroleum Corp.                                     675,000          60,655,500
Petroleo Brasileiro S.A., ADR                                1,222,000          72,746,900
Suncor Energy, Inc.                                            224,000          13,018,880
                                                                            --------------
                                                                               169,135,480

OIL & GAS DRILLING 5.52%
----------------------------------------------------------------------------------------------
Atwood Oceanics, Inc.                                          180,000          22,381,200*
Diamond Offshore Drilling, Inc.                                160,000          22,262,400
Nabors Industries, Ltd.                                        200,000           9,846,000*
Transocean, Inc.                                               235,000          35,811,650*
Vantage Drilling Co.                                         2,405,000          20,755,150*+
                                                                            --------------
                                                                               111,056,400

OIL & GAS EQUIPMENT & SERVICES 11.25%
----------------------------------------------------------------------------------------------
Baker Hughes, Inc.                                             225,000          19,651,500
BJ Services Co.                                                630,000          20,122,200
Cameron International Corp.                                    435,000          24,077,250*
Core Laboratories N.V.                                         157,500          22,420,125*
Flotek Industries, Inc.                                        720,000          14,846,400*
FMC Technologies, Inc.                                         260,000          20,001,800*
Halliburton Co.                                                400,000          21,228,000
Hornbeck Offshore Services, Inc.                               435,000          24,581,850*
McDermott International, Inc.                                  777,500          48,119,475*
Weatherford International Ltd.                                 225,000          11,157,750*
                                                                            --------------
                                                                               226,206,350

OIL & GAS EXPLORATION & PRODUCTION - JUNIOR 8.08%
----------------------------------------------------------------------------------------------
Abraxas Petroleum Corp.                                      1,850,000          10,008,500*
Americas Petrogas, Inc., Class A (RS)                        4,325,000           4,877,899@
Approach Resources, Inc.                                       520,000          13,930,800*
Bankers Petroleum Ltd.                                       2,400,000           4,260,285*
Big Sky Energy Corp.                                         4,658,650              88,001*
Birchcliff Energy Ltd.                                         725,000          10,949,836*
Cano Petroleum, Inc.                                         2,570,000          20,405,800*+
Coastal Energy Co.                                           1,700,000           7,002,402*
Energy XXI Bermuda Ltd.                                        321,649           2,225,811*

See notes to portfolios of investments and notes to financial statements.

                                                                  73


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2008


COMMON STOCKS                                                   SHARES               VALUE
OIL & GAS EXPLORATION & PRODUCTION - JUNIOR (CONT'D)
----------------------------------------------------------------------------------------------
Foothills Resources, Inc.                                       12,000      $        5,160*
Foothills Resources, Inc. (RS)                               1,266,667             539,600*@
Gran Tierra Energy, Inc.                                     3,640,600          29,015,582*
Green Dragon Gas Ltd.                                          828,831           7,500,920*
Ivanhoe Energy, Inc.                                           814,000           2,841,995*
Ivory Energy, Inc.                                           4,603,166           1,399,482*+
Legacy Energy LLC, 144A (RS)                                 2,631,580          12,894,742@
Pearl Exploration and Production Ltd.                        2,165,400           4,459,707*
Rex Energy Corp.                                               817,995          21,595,068*
Royalite Petroleum Co., Inc.                                    33,000              14,850*+
Royalite Petroleum Co., Inc. (RS)                            2,233,333             915,666*+@
Verona Development Corp.                                       708,800              97,320*
White Nile Ltd.                                             13,197,308           7,360,376*
                                                                            --------------
                                                                               162,389,802

OIL & GAS EXPLORATION & PRODUCTION - SENIOR 17.36%
----------------------------------------------------------------------------------------------
Apache Corp.                                                   210,000          29,190,000
BPZ Resources, Inc.                                            815,000          23,961,000*
Canadian Oil Sands Trust                                        10,000             539,401
Chesapeake Energy Corp.                                        250,000          16,490,000
Denbury Resources, Inc.                                        585,000          21,352,500*
Devon Energy Corp.                                             240,000          28,838,400
Noble Energy, Inc.                                             260,000          26,145,600
Pacific Rubiales Energy Corp.                                4,274,609          56,301,671*
Penn Virginia Corp.                                            230,000          17,346,600
Petrohawk Energy Corp.                                         500,000          23,155,000*
Plains Exploration & Product Co.                               175,000          12,769,750*
Quicksilver Resources, Inc.                                    425,000          16,422,000*
Range Resources Corp.                                          230,000          15,074,200
SandRidge Energy, Inc.                                         250,000          16,145,000*
Ultra Petroleum Corp.                                          235,000          23,077,000*
XTO Energy, Inc.                                               325,000          22,265,750
                                                                            --------------
                                                                               349,073,872

OIL & GAS REFINING AND MARKETING 0.14%
----------------------------------------------------------------------------------------------
Value Creation, Inc. (RS)                                      282,137           2,766,998@

PLATINUM GROUP METALS 1.48%
----------------------------------------------------------------------------------------------
Anooraq Resources Corp.                                        725,000           2,026,431*
Beartooth Platinum Corp.                                     2,657,500             169,409*
Eastern Platinum Ltd.                                        9,520,186          26,142,814*
Osmium Holdings S.A. (RS)                                          104              10,400*@
Platinum Group Metals Ltd.                                     492,700           1,391,630*
                                                                            --------------
                                                                                29,740,684

See notes to portfolios of investments and notes to financial statements.

74


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2008


COMMON STOCKS                                                   SHARES               VALUE
SILVER MINING 0.77%
----------------------------------------------------------------------------------------------
MAG Silver Corp.                                               189,700      $    1,862,303*
Silver Wheaton Corp.                                           400,000           5,884,372*
Silvercorp Metals, Inc.                                      1,300,000           7,649,684
                                                                            --------------
                                                                                15,396,359

SUGAR/ETHANOL 0.13%
----------------------------------------------------------------------------------------------
Infinity Bio-Energy Ltd.                                       682,400           2,627,240*

TRANSPORTATION 1.16%
----------------------------------------------------------------------------------------------
D/S Norden A.S.                                                 90,000           9,690,802
Tidewater, Inc.                                                210,000          13,656,300
                                                                            --------------
                                                                                23,347,102

URANIUM 0.10%
----------------------------------------------------------------------------------------------
Govi HighPower Exploration (RS)                                750,000           1,500,000*@
JNR Resources, Inc.                                            506,200             436,871*
UMC Energy plc                                               1,000,000             109,552*
Uranium North Resources Corp.                                   34,666               9,520*
                                                                            --------------
                                                                                 2,055,943

----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          1,710,351,118
----------------------------------------------------------------------------------------------
  (cost $1,253,044,663)

PREFERRED STOCK 0.20%

OIL & GAS EXPLORATION & PRODUCTION - JUNIOR 0.20%
----------------------------------------------------------------------------------------------
Trident Resources Corp., Series B, Preferred Stock (RS)
  (cost $5,000,000)                                             80,000           4,050,000*@

WARRANTS 6.10%

COAL 0.20%
----------------------------------------------------------------------------------------------
Bounty Industries Ltd., Warrants (December 2011)             5,500,000             118,633*
Coalcorp Mining, Inc., Warrants (February 2011)              1,228,071              96,352*
Coalcorp Mining, Inc., Warrants (August 2011)                  936,928              55,132*
Coalcorp Mining, Inc., Warrants (June 2013)                  3,803,000           1,435,939*
Western Canadian Coal Corp., 144A, Warrants (June 2012)        425,000           2,379,983*@
                                                                            --------------
                                                                                 4,086,039

See notes to portfolios of investments and notes to financial statements.

                                                                  75


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2008


WARRANTS                                                        SHARES               VALUE
DIAMOND MINING & EXPLORATION 0.00%
----------------------------------------------------------------------------------------------
Rockwell Diamonds, Inc., Warrants (November 2008)              950,000      $            0*@

GENERAL METAL & MINERAL MINING 0.15%
----------------------------------------------------------------------------------------------
Baja Mining Corp., Warrants (April 2009)                        61,770              31,501*
Baja Mining Corp., Warrants (April 2011)                     1,055,500             103,516*@
Stingray Copper, Inc., Warrants (April 2009)                 1,000,000              24,518*
Terrane Metals Corp., Warrants (November 2008)                 606,000                   0*@
Terrane Metals Corp., Warrants (June 2012)                     562,500             114,469*
Thompson Creek Metals Co. Inc., Warrants (October 2011)        227,291           2,752,949*
                                                                            --------------
                                                                                 3,026,953

GOLD & COPPER MINING 0.21%
----------------------------------------------------------------------------------------------
European Minerals Corp., Warrants (December 2008)              219,125              42,980*
European Minerals Corp., Warrants (April 2010)                 950,000             246,898*
European Minerals Corp., Warrants (March 2011)                 665,000             225,004*
New Gold, Inc., Warrants (April 2012)                        1,478,000             210,180*
New Gold, Inc., Warrants (November 2012)                     5,394,000           1,983,769*
New Gold, Inc., Warrants (June 2017)                           700,000           1,441,671*
                                                                            --------------
                                                                                 4,150,502

GOLD MINING 2.36%
----------------------------------------------------------------------------------------------
Central Sun Mining, Inc., Warrants (November 2008)             300,000               5,149*
Chesapeake Gold Corp., Warrants (February 2012)                 96,178             320,703*
Goldcorp, Inc., Warrants (June 2011)                         1,463,766          24,389,456*
Medoro Resources Ltd., Warrants (March 2010) (RS)            1,125,000                   0*@
Rusoro Mining Ltd., Warrants (November 2011)                   216,667                   0*@
Rusoro Mining Ltd., Warrants (November 2012)                 3,150,000           1,019,467*
Yamana Gold, Inc., Warrants (November 2008)                  2,497,312          18,858,728*
Yamana Gold, Inc., Warrants (February 2010)                    712,643           2,900,474*
                                                                            --------------
                                                                                47,493,977

GOLD/MINERAL ROYALTY COMPANIES 0.00%
----------------------------------------------------------------------------------------------
Aberdeen International, Inc., Warrants (July 2012)             500,000              85,814*

OIL & GAS DRILLING 0.44%
----------------------------------------------------------------------------------------------
Vantage Drilling Co., Warrants (May 2011)                    2,405,000           8,754,200*

OIL & GAS EXPLORATION & PRODUCTION - JUNIOR 0.74%
----------------------------------------------------------------------------------------------
Americas Petrogas, Inc., Warrants (June 2009) (RS)           2,162,500                   0*@
Bankers Petroleum Ltd., Warrants (November 2009)             2,969,600           2,621,135*
Coastal Energy Co., Warrants (July 2010)                       250,000                   0*@
Energy XXI Bermuda Ltd., Warrants (October 2009)               790,000           1,461,500*

See notes to portfolios of investments and notes to financial statements.

76


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2008


WARRANTS                                                        SHARES               VALUE
OIL & GAS EXPLORATION & PRODUCTION - JUNIOR (CONT'D)
----------------------------------------------------------------------------------------------
Foothills Resources, Inc., Warrants (September 2011) (RS)      633,334      $            0*@
Gran Tierra Energy, Inc., Warrants (June 2011)               1,550,000          10,726,000*@
Ivory Energy, Inc., Warrants (December 2008)                   650,000                   0*@
Trident Resources Corp., Warrants (March 2013) (RS)             80,000                   0*@
                                                                            --------------
                                                                                14,808,635

OIL & GAS EXPLORATION & PRODUCTION - SENIOR 0.10%
----------------------------------------------------------------------------------------------
Pacific Rubiales Energy Corp., Warrants (July 2012)            277,249           1,916,938*

PLATINUM GROUP METALS 0.07%
----------------------------------------------------------------------------------------------
Eastern Platinum Ltd., Warrants (March 2009)                 1,265,758           1,390,330*

SILVER MINING 1.74%
----------------------------------------------------------------------------------------------
Silver Wheaton Corp., Warrants (August 2009)                 6,519,070          14,704,910*
Silver Wheaton Corp., Warrants (November 2009)               4,193,020           8,388,919*
Silver Wheaton Corp., Warrants (December 2010)               1,385,840          11,906,005*
                                                                            --------------
                                                                                34,999,834

URANIUM 0.09%
----------------------------------------------------------------------------------------------
Denison Mines Corp., Warrants (March 2011)                     231,050           1,812,779*

----------------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                 122,526,001
----------------------------------------------------------------------------------------------
  (cost $59,435,450)

SPECIAL WARRANTS 0.33%

OIL & GAS EXPLORATION & PRODUCTION - JUNIOR 0.33%
----------------------------------------------------------------------------------------------
Ivanhoe Energy, Inc., Special Warrants (RS)                  2,000,000           6,563,821*@

PLATINUM GROUP METALS 0.00%
----------------------------------------------------------------------------------------------
Ivanhoe Nickel and Platinum Ltd., Special Warrants (RS)         12,500              52,533*@

----------------------------------------------------------------------------------------------
TOTAL SPECIAL WARRANTS                                                           6,616,354
----------------------------------------------------------------------------------------------
  (cost $6,014,124)

See notes to portfolios of investments and notes to financial statements.

                                                                  77


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2008


PURCHASED OPTIONS 4.38%                                      CONTRACTS               VALUE
AGRICULTURAL CHEMICALS & FERTILIZERS 0.25%
----------------------------------------------------------------------------------------------
Potash Corporation of Saskatchewan, Inc., Strike Price
  200, Call, Expiration Jan. 2009 (premium $1,811,550)             500      $    2,775,000
The Mosaic Co., Strike Price 160, Call, Expiration
  Jan. 2009 (premium $2,838,580)                                 1,050           2,331,000
                                                                            --------------
                                                                                 5,106,000

ALUMINUM 0.05%
----------------------------------------------------------------------------------------------
Alcoa, Inc., Strike Price 45, Call, Expiration
  Jan. 2009 (premium $2,395,291)                                 5,000             930,000

COAL 0.32%
----------------------------------------------------------------------------------------------
Consol Energy, Inc., Strike Price 100, Call, Expiration
  Jan. 2009 (premium $2,794,963)                                 1,825           4,745,000
Massey Energy Co., Strike Price 90, Call, Expiration
  Jan. 2009 (premium $1,306,800)                                   900           1,764,000
                                                                            --------------
                                                                                 6,509,000

ENGINEERING & CONSTRUCTION 0.05%
----------------------------------------------------------------------------------------------
Fluor Corp., Strike Price 200, Call, Expiration
  Jan. 2009 (premium $1,067,912)                                   510           1,025,100

EXCHANGE-TRADED FUND 0.03%
----------------------------------------------------------------------------------------------
SPDR Gold Trust, Strike Price 90, Call, Expiration
  Sep. 2008 (premium $425,062)                                   1,000             530,000

GENERAL METAL & MINERAL MINING 0.13%
----------------------------------------------------------------------------------------------
BHP Billiton Ltd., Strike Price 80, Call, Expiration
  Jan. 2009 (premium $1,445,396)                                 1,000           1,270,000
Rio Tinto plc, Strike Price 550, Call, Expiration
  Oct. 2008 (premium $2,881,190)                                   570           1,368,000
                                                                            --------------
                                                                                 2,638,000

GOLD & COPPER MINING 0.13%
----------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Strike Price 130,
  Call, Expiration Jan. 2009 (premium $3,079,848)                2,025           2,673,000

OIL & GAS - INTEGRATED 0.62%
----------------------------------------------------------------------------------------------
Hess Corp., Strike Price 125, Call, Expiration
  Jan. 2009 (premium $2,697,884)                                 1,450           2,979,750
Hess Corp., Strike Price 130, Call, Expiration
  Jan. 2009 (premium $2,070,258)                                 1,025           1,875,750

See notes to portfolios of investments and notes to financial statements.

78


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2008


PURCHASED OPTIONS                                            CONTRACTS               VALUE
OIL & GAS - INTEGRATED (CONT'D)
----------------------------------------------------------------------------------------------
Occidental Petroleum Corp., Strike Price 90, Call,
  Expiration Jan. 2009 (premium $2,887,481)                      2,370      $    2,725,500
Petroleo Brasileiro S.A., Strike Price 60, Call,
  Expiration Jan. 2009 (premium $2,471,478)                      2,320           3,433,600
Suncor Energy, Inc., Strike Price 67.50, Call,
  Expiration Jan. 2009 (premium $2,377,400)                      3,225           1,419,000
                                                                            --------------
                                                                                12,433,600

OIL & GAS DRILLING 0.74%
----------------------------------------------------------------------------------------------
Helmerich & Payne, Inc., Strike Price 70, Call,
  Expiration Jan. 2009 (premium $1,792,954)                      1,975           2,172,500
Nabors Industries Ltd., Strike Price 45, Call,
  Expiration Jan. 2009 (premium $1,914,963)                      3,000           2,580,000
Noble Corp., Strike Price 65, Call, Expiration
  Jan. 2009 (premium $2,079,750)                                 2,475           2,252,250
Transocean, Inc., Strike Price 140, Call, Expiration
  Jan. 2009 (premium $7,277,603)                                 3,030           7,787,100
                                                                            --------------
                                                                                14,791,850

OIL & GAS EQUIPMENT & SERVICES 0.57%
----------------------------------------------------------------------------------------------
National Oilwell Varco, Inc., Strike Price 85, Call,
  Expiration Jan. 2009 (premium $3,012,482)                      2,250           3,487,500
Oil Service, Strike Price 210, Call, Expiration
  Oct. 2008 (premium $2,125,140)                                 1,000           2,610,000
Schlumberger Ltd., Strike Price 110, Call, Expiration
  Jan. 2009 (premium $2,835,913)                                 2,800           3,332,000
Weatherford International Ltd., Strike Price 50, Call,
  Expiration Jan. 2009 (premium $1,424,143)                      3,000           2,010,000
                                                                            --------------
                                                                                11,439,500

OIL & GAS EXPLORATION & PRODUCTION - SENIOR 1.39%
----------------------------------------------------------------------------------------------
Apache Corp., Strike Price 150, Call, Expiration
  Jan. 2009 (premium $6,153,613)                                 4,735           6,723,700
Chesapeake Energy Corp., Strike Price 60, Call,
  Expiration Jan. 2009 (premium $1,720,000)                      2,000           2,560,000
Denbury Resources, Inc., Strike Price 35, Call,
  Expiration Dec. 2008 (premium $1,328,000)                      2,125           1,381,250
Devon Energy Corp., Strike Price 120, Call, Expiration
  Jan. 2009 (premium $6,478,705)                                 4,650           7,161,000
EOG Resources, Inc., Strike Price 130, Call, Expiration
  Jan. 2009 (premium $3,860,296)                                 2,025           3,715,875
Petrohawk Energy Corp., Strike Price 35, Call,
  Expiration Dec. 2008 (premium $514,820)                        1,000           1,450,000

See notes to portfolios of investments and notes to financial statements.

                                                                  79


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2008


PURCHASED OPTIONS                                            CONTRACTS               VALUE
OIL & GAS EXPLORATION & PRODUCTION - SENIOR (CONT'D)
----------------------------------------------------------------------------------------------
Southwestern Energy, Strike Price 50, Call, Expiration
  Jan. 2009 (premium $1,775,500)                                 2,500      $    1,700,000
Ultra Petroleum Corp., Strike Price 100, Call,
  Expiration Jan. 2009 (premium $1,483,430)                      1,025           1,260,750
XTO Energy, Inc., Strike Price 65, Call, Expiration
  Jan. 2009 (premium $1,970,950)                                 1,975           2,093,500
                                                                            --------------
                                                                                28,046,075

SILVER MINING 0.01%
----------------------------------------------------------------------------------------------
Silver Wheaton Corp., Strike Price 12.50, Put,
  Expiration July 2008 (premium $89,826)                         2,000              30,000
Silver Wheaton Corp., Strike Price 12.50, Put,
  Expiration Sep. 2008 (premium $197,659)                        2,000             104,000
                                                                            --------------
                                                                                   134,000

STEEL 0.09%
----------------------------------------------------------------------------------------------
United States Steel, Strike Price 185, Call, Expiration
  Jan. 2009 (premium $1,575,311)                                   650           1,859,000

----------------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                         88,115,125
----------------------------------------------------------------------------------------------
  (cost $82,162,151)

                                                            PRINCIPAL
CONVERTIBLE DEBENTURE 0.42%                                  AMOUNT

COAL 0.42%
----------------------------------------------------------------------------------------------
Western Canadian Coal Corp., 7.50%, maturity 3/24/11
  (cost $3,073,403)                                        $ 4,000,000           8,493,503

NOTES 0.47%

COAL 0.14%
----------------------------------------------------------------------------------------------
Coalcorp Mining, Inc., 12.00%, maturity 8/31/11              2,999,000           2,804,065

GOLD & COPPER MINING 0.33%
----------------------------------------------------------------------------------------------
New Gold, Inc., 10.00%, maturity 6/28/17                     7,000,000           6,590,497

----------------------------------------------------------------------------------------------
TOTAL NOTES                                                                      9,394,562
----------------------------------------------------------------------------------------------
  (cost $9,538,611)

----------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             1,949,546,663
----------------------------------------------------------------------------------------------
  (cost $1,418,268,402)

See notes to portfolios of investments and notes to financial statements.

80


GLOBAL RESOURCES FUND

  PORTFOLIO OF INVESTMENTS                                                   June 30, 2008


                                                             PRINCIPAL
REPURCHASE AGREEMENTS 2.31%                                    AMOUNT            VALUE
Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  06/30/08, 1.45%, due 07/01/08, repurchase price
  $25,827,573, collateralized by U.S. Treasury
  securities held in a joint tri-party account
  (cost $25,826,533)                                       $25,826,533      $   25,826,533

Joint Tri-Party Repurchase Agreement, Morgan Stanley,
  06/30/08, 1.70%, due 07/01/08, repurchase price
  $4,762,849, collateralized by U.S. Treasury
  securities held in a joint tri-party account
  (cost $4,762,624)                                          4,762,624           4,762,624

Joint Tri-Party Repurchase Agreement, UBS Financial
  Services, Inc., 06/30/08, 1.75%, due 07/01/08,
  repurchase price $15,876,186, collateralized by U.S.
  Treasury securities held in a joint tri-party account
  (cost $15,875,414)                                        15,875,414          15,875,414

----------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                                     46,464,571
----------------------------------------------------------------------------------------------
  (cost $46,464,571)

----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.28%                                                     1,996,011,234
----------------------------------------------------------------------------------------------
  (cost $1,464,732,973)
Other assets and liabilities, net 0.72%                                         14,569,802
                                                                            --------------

NET ASSETS 100%                                                             $2,010,581,036
                                                                            --------------

See notes to portfolios of investments and notes to financial statements.

WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2008


COMMON STOCKS 65.52%                                            SHARES              VALUE
DATA PROCESSING & SOFTWARE 0.03%
---------------------------------------------------------------------------------------------
Stockgroup Information Systems, Inc.                         1,027,000       $    327,227*

DIAMOND MINING & EXPLORATION 1.18%
---------------------------------------------------------------------------------------------
Diagem, Inc.                                                   406,350            159,408*
Diamond Fields International Ltd.                            2,243,000            164,983*
Diamonds North Resources Ltd.                                2,804,200          3,162,684*
Harry Winston Diamond Corp.                                     87,000          2,488,883
Metalex Ventures Ltd.                                          204,000             70,024*
Olivut Resources Ltd.                                          634,000            652,871*
Rockwell Diamonds, Inc.                                        113,800             47,991*
Rockwell Diamonds, Inc., 144A                                2,575,000          1,085,912*
Shore Gold, Inc.                                             1,116,500          2,923,606*
Vaaldiam Resources Ltd.                                      1,418,999            445,329*
                                                                             ------------
                                                                               11,201,691

FINANCIAL SERVICES 0.77%
---------------------------------------------------------------------------------------------
GMP Capital Trust                                              385,900          6,017,565
Jovian Capital Corp.                                         1,965,100          1,291,244*
                                                                             ------------
                                                                                7,308,809

GOLD/MINERAL EXPLORATION & DEVELOPMENT 19.58%
---------------------------------------------------------------------------------------------
African Gold Group, Inc.                                     1,084,400            861,437*
Alexis Minerals Corp.                                           84,000             53,548*
Amarc Resources Ltd.                                           695,545            470,677*
Amerix Precious Metals Corp.                                   754,275            146,099*
Anatolia Minerals Development Ltd.                             688,300          2,301,871*
Andean Resources Ltd.                                        4,457,257          6,571,137*
Andina Minerals, Inc.                                        1,082,600          4,034,600*
Atikwa Minerals Corp.                                        3,062,333            195,216*+
AuEx Ventures, Inc.                                            103,100            214,360*
Aurelian Resources, Inc.                                       494,200          2,733,573*
Bendigo Mining NL                                            1,500,000            388,253*
Brazauro Resources Corp.                                     1,440,000          1,101,554*
Canadian Gold Hunter Corp.                                   1,945,400          3,815,819*
Candente Resource Corp.                                        308,100            423,028*
Carnavale Resources Ltd.                                     3,348,857            481,557*+
Carpathian Gold, Inc.                                        1,187,800            465,964*
Central African Gold plc                                       590,000            220,348*
Chesapeake Gold Corp.                                        1,897,639         13,958,018*+
Continental Minerals Corp.                                     758,946            736,877*
Continental Precious Minerals, Inc.                            267,000            280,184*
Coral Gold Resources Ltd.                                      228,000            178,885*
Corona Gold Ltd.                                               812,500             97,363*@
Corriente Resources, Inc., Class A                             577,800          2,561,326*

See notes to portfolios of investments and notes to financial statements.

82


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2008


COMMON STOCKS                                                   SHARES              VALUE
GOLD/MINERAL EXPLORATION & DEVELOPMENT (CONT'D)
---------------------------------------------------------------------------------------------
Dumont Nickel, Inc.                                            950,000       $     74,535*
Eastmain Resources, Inc.                                       627,000            971,569*
ECU Silver Mining, Inc.                                      1,090,000          1,860,050*
Entree Gold, Inc.                                            1,020,000          1,970,676*
Erdene Resource Development Corp.                              731,500            674,359*
European Minerals Corp.                                      3,008,000          2,891,031*
EXMIN Resources, Inc.                                        1,299,000            152,876*
EXMIN Resources, Inc., 144A                                  1,000,000            117,687*
Farallon Resources Ltd.                                        825,000            631,099*
First Point Minerals Corp.                                   2,433,000            262,472*
Fortress Minerals Corp.                                        280,525            302,631*
Gabriel Resources Ltd.                                       1,100,000          2,977,492*
Gold Summit Corp.                                              820,000             64,336*
Golden Odyssey Mining, Inc.                                  2,070,500            126,912*+
Grandview Gold, Inc.                                         1,543,000            385,882*
Great Basin Gold Ltd.                                        2,647,700          9,010,463*
Greystar Resources Ltd.                                        447,900          1,699,969*
Guyana Goldfields, Inc.                                      1,348,000          5,711,136*
Hainan Mining Corp. (RS)                                     2,018,700            804,190@
Helio Resource Corp.                                           165,000            129,456*
Inca Pacific Resources, Inc.                                   312,500            487,300*
Inter-Citic Minerals, Inc.                                     100,000            171,628*
International Minerals Corp.                                   750,200          3,774,360*
Ivanhoe Mines Ltd.                                             713,300          7,730,069*^
KazakhGold Group Ltd., GDR                                       1,818             41,814*
Kings Minerals NL                                           15,275,000          3,441,194*
Lake Shore Gold Corp.                                        1,000,000          1,549,551*
Latitude Resources plc                                       2,940,000            212,281*
Laurion Mineral Exploration, Inc.                              522,500             39,713*
Leyshon Resources Ltd.                                       2,245,000            994,954*
Linear Gold Corp.                                            1,210,700          2,315,368*
MAG Silver Corp.                                               262,300          2,575,024*
Marengo Mining Ltd.                                          1,300,000            386,336*
Medoro Resources Ltd. (RS)                                   2,500,000            489,138*@
Medoro Resources Ltd.                                        1,202,942            247,750*
Metallic Ventures Gold, Inc.                                 1,357,800          1,624,593*
Metorex Ltd.                                                   450,000          1,327,374*
Mindoro Resources Ltd.                                       1,484,000            465,728*
Mindoro Resources Ltd., 144A                                 1,500,000            470,750*
Mirasol Resources Ltd.                                         230,000             83,460*
Moss Lake Gold Mines Ltd.                                    3,162,000          1,085,372*+
Moto Goldmines Ltd.                                          1,485,500          5,579,822*
Moydow Mines International, Inc.                               495,000            101,947*
Nautilus Minerals, Inc.                                        252,000            563,488*
Nevsun Resources Ltd.                                          103,000            215,162*
New Gold, Inc.                                               1,836,966         14,357,743*

See notes to portfolios of investments and notes to financial statements.

                                                                  83


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2008


COMMON STOCKS                                                   SHARES              VALUE
GOLD/MINERAL EXPLORATION & DEVELOPMENT (CONT'D)
---------------------------------------------------------------------------------------------
New Pacific Metals Corp.                                       600,800       $  1,649,821*
Northern Dynasty Minerals Ltd.                                 877,950          7,060,452*
Northern Dynasty Minerals Ltd., 144A                           250,000          2,010,494*
Olympus Pacific Minerals, Inc.                               1,539,000            362,242*
Osisko Mining Corp.                                            900,000          3,813,073*
Oxus Gold plc                                                  200,000             72,703*
Pacific North West Capital Corp.                             1,682,466            486,762*
Pacific Rim Mining Corp.                                     5,574,500          4,517,315*
Paragon Minerals Corp.                                         109,000             28,328*
Paramount Gold and Silver Corp.                                787,500          1,346,249*
Pelangio Mines, Inc.                                         1,389,700          7,291,615*
Planet Exploration, Inc.                                     1,020,500            452,877*
Platte River Gold U.S., Inc. (RS)                            1,098,900          2,959,204*@
Premier Gold Mines Ltd.                                        393,900          1,000,540*
Q2 Gold Resources, Inc. (RS)                                   201,333                  0*@
QGX Ltd.                                                       985,200          3,555,667*
Radius Gold, Inc.                                            1,668,200            458,095*
Reunion Gold Corp.                                           2,229,500            962,075*
Romarco Minerals, Inc.                                      14,431,706          3,043,021*+
Romarco Minerals, Inc. (RS)                                  2,650,000            530,832*+@
Rubicon Minerals Corp.                                         169,600            206,251*
San Anton Resource Corp.                                     1,321,700            421,274*
San Gold Corp.                                               1,000,000          2,177,218*
Simberi Mining Corp.                                         1,262,000             49,507*
Solitario Exploration & Royalty Corp.                          908,400          4,454,470*
Southwestern Resources Corp.                                    20,000             14,319*
St. Andrew Goldfields Ltd.                                     927,549            445,740*
Staccato Gold Resources Ltd.                                 3,091,500            432,050*
Stratagold Corp.                                             2,157,400            296,215*
Strongbow Exploration, Inc.                                    880,500            259,060*
Terrane Metals Corp.                                         4,223,000          1,780,896*
US Gold Corp.                                                1,500,000          3,501,201*
Verena Minerals Corp.                                        1,741,000            426,862*
Verona Development Corp.                                        48,500              6,659*
VG Gold Corp.                                                5,856,510          1,378,476*+
Victoria Resources Corp.                                       590,000            433,972*
Virginia Gold Mines, Inc.                                      579,700          3,161,018*
Wesdome Gold Mines Ltd.                                        418,200            475,763*
West Timmins Mining, Inc.                                    1,100,000            625,705*
X-Cal Resources Ltd.                                         2,245,000            187,148*
                                                                             ------------
                                                                              185,777,603

GOLD/MINERAL ROYALTY COMPANIES 1.55%
---------------------------------------------------------------------------------------------
Aberdeen International, Inc.                                 2,371,500          1,558,285*
International Royalty Corp.                                    645,550          3,444,115

See notes to portfolios of investments and notes to financial statements.

84


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2008


COMMON STOCKS                                                   SHARES              VALUE
GOLD/MINERAL ROYALTY COMPANIES (CONT'D)
---------------------------------------------------------------------------------------------
Royal Gold, Inc.                                               309,100       $  9,693,376^
                                                                             ------------
                                                                               14,695,776

INTERMEDIATE & JUNIOR GOLD PRODUCERS 15.67%
---------------------------------------------------------------------------------------------
Aurizon Mines Ltd.                                             393,100          1,896,780*
Avnel Gold Mining Ltd.                                          36,900              7,600*
Central Sun Mining, Inc.                                     1,320,098          2,589,316*
Century Mining Corp.                                         2,940,559            259,550*
Crystallex International Corp.                               1,983,435          2,183,236*
DRDGOLD Ltd., Sponsored ADR                                      2,500             19,300*
Eldorado Gold Corp.                                            149,000          1,288,850*^
Golden Star Resources Ltd.                                   1,627,900          4,379,051*
Hecla Mining Co.                                                90,000            833,400*^
High River Gold Mines Ltd.                                   1,264,400          1,909,651*
IAMGOLD Corp.                                                  617,901          3,696,559^
Jaguar Mining, Inc.                                          2,833,497         27,372,084*
Kingsgate Consolidated Ltd.                                    347,776          1,743,658*
OceanaGold Corp.                                               925,000            834,600*
Oxiana Ltd.                                                  1,850,000          4,664,311
Randgold Resources Ltd., ADR                                 1,005,884         46,451,723^
Red Back Mining, Inc.                                        1,154,600          9,738,204*
Red Back Mining, Inc., 144A                                    770,000          6,494,385*
Resolute Mining Ltd.                                         1,350,000          2,491,292*
Rusoro Mining Ltd.                                           7,966,600         10,156,995*
Rusoro Mining Ltd., 144A                                     1,120,000          1,427,941*
Sino Gold Mining Ltd.                                        1,760,610          9,839,925*
St. Barbara Ltd.                                             5,405,344          1,891,369*
TVI Pacific, Inc.                                           15,255,856            673,284*
Zhaojin Mining Industry Co., Ltd., H shares                  2,931,300          3,609,026
Zijin Mining Group Co., Ltd., H shares                       2,625,000          2,232,037
                                                                             ------------
                                                                              148,684,127

METAL & MINERAL MINING & EXPLORATION 6.27%
---------------------------------------------------------------------------------------------
Amerigo Resources Ltd.                                       1,944,200          2,936,368
AMT International Mining Corp.                               1,000,000             10,700*@
Baja Mining Corp.                                            1,092,017          1,445,813*
Breakwater Resources Ltd.                                      450,000            176,531*
Brilliant Mining Corp.                                         277,300            193,089*
Calibre Mining Corp.                                         2,378,400            583,141*
Coalcorp Mining, Inc.                                           32,071             55,986*
Dia Bras Exploration, Inc.                                   1,319,800            388,310*
European Nickel plc                                            333,927            186,237*
Freewest Resources Canada, Inc.                              1,090,000            299,318*
Impact Silver Corp.                                             33,000             30,422*
Independence Group NL                                          643,950          3,148,346

See notes to portfolios of investments and notes to financial statements.

                                                                  85


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2008


COMMON STOCKS                                                   SHARES              VALUE
METAL & MINERAL MINING & EXPLORATION (CONT'D)
---------------------------------------------------------------------------------------------
Jabiru Metals Ltd.                                           2,000,000       $  1,102,448*
JNR Resources, Inc.                                            456,800            394,237*
Linear Metals Corp.                                            949,410            577,290*
Lundin Mining Corp.                                          1,031,500          6,292,287*
Mines Management, Inc.                                         882,930          2,461,090*
Natasa Mining Ltd.                                             503,045          1,152,703*
North American Tungsten Corp., Ltd.                          1,259,000          1,358,211*
North Arrow Minerals, Inc.                                     261,500             41,034*
Odyssey Resources Ltd.                                         414,900             97,657*
Paladin Resources Ltd.                                          50,000            307,247*
Red Hill Energy, Inc.                                          145,000             95,278*
Revett Minerals, Inc.                                        3,094,500          1,608,478*
Silver Wheaton Corp.                                           600,000          8,826,558*^
Silvercorp Metals, Inc.                                      3,365,520         19,803,972
Stingray Copper, Inc.                                          300,000            203,011*
Suramina Resources, Inc.                                     1,244,700          1,831,070*
Taseko Mines Ltd.                                              359,000          1,841,387*
Toledo Mining Corp. plc                                        432,900            758,799*
Uranium North Resources Corp.                                  499,201            137,083*
Wallbridge Mining Co., Ltd.                                  1,496,000            447,487*
Western Copper Corp.                                            53,900             67,134*
Western Prospector Group Ltd.                                  848,100            648,770*
                                                                             ------------
                                                                               59,507,492

OIL & GAS EXPLORATION & PRODUCTION 1.26%
---------------------------------------------------------------------------------------------
Big Sky Energy Corp.                                         2,507,650             47,462*
Pacific Rubiales Energy Corp.                                  794,232         10,460,978*
Southern African Energy, 144A (RS)                           5,750,000          1,431,642@
                                                                             ------------
                                                                               11,940,082

PLATINUM GROUP METALS 6.91%
---------------------------------------------------------------------------------------------
Anooraq Resources Corp.                                      3,504,400          9,795,067*
Beartooth Platinum Corp.                                     5,378,500            342,865*
Eastern Platinum Ltd.                                       17,802,475         48,886,314*
Osmium Holdings S.A. (RS)                                          891             89,100*@
Platinum Group Metals Ltd.                                     985,900          2,784,673*
Ridge Mining plc                                             1,603,000          3,703,805*
                                                                             ------------
                                                                               65,601,824

SENIOR GOLD PRODUCERS 12.15%
---------------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                        284,220         21,256,242^
Barrick Gold Corp.                                              94,574          4,303,117^
Freeport-McMoRan Copper & Gold, Inc.                            56,200          6,586,078^
Gold Fields Ltd.                                               240,000          3,049,322

See notes to portfolios of investments and notes to financial statements.

86


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2008


COMMON STOCKS                                                   SHARES              VALUE
SENIOR GOLD PRODUCERS (CONT'D)
---------------------------------------------------------------------------------------------
Gold Fields Ltd., Sponsored ADR                              1,364,980       $ 17,266,997^
Goldcorp, Inc.                                                 103,601          4,783,257^
Harmony Gold Mining Co., Ltd., Sponsored ADR                   134,000          1,641,500*
Kinross Gold Corp.                                             332,796          7,865,332^
Lihir Gold Ltd.                                              1,133,000          3,573,435*
Lihir Gold Ltd., Sponsored ADR                                  60,000          1,906,200*
Newmont Mining Corp.                                           105,200          5,487,232^
Yamana Gold, Inc.                                            2,271,699         37,618,723^
                                                                             ------------
                                                                              115,337,435

WIRELESS EQUIPMENT 0.15%
---------------------------------------------------------------------------------------------
Active Control Technology, Inc.                              4,860,000          1,453,734*

---------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                           621,835,800
---------------------------------------------------------------------------------------------
  (cost $567,722,797)

EXCHANGE-TRADED FUNDS (ETF) 1.90%

iShares Silver Trust                                            95,623         16,497,836*
SPDR Gold Trust                                                  8,492            776,169*^
Sprott Molybdenum Participation Corp.                           20,000             80,027*
Market Vectors Gold Miners ETF                                  13,808            670,931^

---------------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                    18,024,963
---------------------------------------------------------------------------------------------
  (cost $17,922,579)

WARRANTS 24.45%

DIAMOND MINING & EXPLORATION 0.00%
---------------------------------------------------------------------------------------------
Rockwell Diamonds, Inc., Warrants (November 2008)            2,575,000                  0*@

GOLD/MINERAL EXPLORATION & DEVELOPMENT 2.28%
---------------------------------------------------------------------------------------------
Carnavale Resources Ltd., Warrants (June 2009)               3,348,857            160,519*
Chesapeake Gold Corp., Warrants (February 2012)                315,074          1,050,607*
European Minerals Corp., Warrants (December 2008)            2,715,200            532,575*
European Minerals Corp., Warrants (April 2010)               2,365,000            614,647*
European Minerals Corp., Warrants (March 2011)               3,970,000          1,343,255*
Grandview Gold, Inc., Warrants (March 2009)                    350,000                  0*@
Great Basin Gold Ltd., Warrants (April 2009)                   706,000            450,056*
Hainan Mining Corp., Warrants (May 2009) (RS)                  313,700                  0*@
Hainan Mining Corp., Warrants (August 2011) (RS)             1,705,000                  0*@

See notes to portfolios of investments and notes to financial statements.

                                                                  87


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2008


WARRANTS                                                        SHARES              VALUE
GOLD/MINERAL EXPLORATION & DEVELOPMENT (CONT'D)
---------------------------------------------------------------------------------------------
Medoro Resources Ltd., Warrants (March 2010) (RS)            1,250,000       $          0*@
Metallic Ventures Gold, Inc., Warrants (March 2009)            691,500             23,736*
Mindoro Resources Ltd., Warrants (January 2009)                750,000                  0*@
Mindoro Resources Ltd., 144A, Warrants (May 2009)              750,000                  0*@
Nevsun Resources Ltd., Warrants (October 2008)                  34,600              2,545*
New Gold, Inc., Warrants (December 2008)                     2,936,000         11,661,649*
New Gold, Inc., Warrants (April 2012)                        6,514,100            926,342*
New Gold, Inc., Warrants (November 2012)                     4,466,500          1,642,659*
New Gold, Inc., Warrants (June 2017)                         1,399,900          2,883,136*
Osisko Mining Corp., Warrants (November 2009)                  528,000            155,348*
Platte River Gold U.S., Inc., Warrants
  (November 2008) (RS)                                          87,500                  0*@
Platte River Gold U.S., Inc., Warrants
  (March 2009) (RS)                                            195,000            136,500*@
Platte River Gold U.S., Inc., Warrants
  (February 2010) (RS)                                          75,200                  0*@
Romarco Minerals, Inc., Warrants (April 2010) (RS)           2,650,000             12,995*@
San Anton Resource Corp., Warrants (December 2008)             520,000                  0*@
Staccato Gold Resources Ltd., 144A, Warrants
  (August 2009)                                              3,000,000                  0*@
Terrane Metals Corp., Warrants (July 2008)                     200,000                  0*@
Terrane Metals Corp., Warrants (November 2008)                 475,500                  0*@
Terrane Metals Corp., Warrants (June 2012)                     186,000             37,851*
US Gold Corp., Warrants (February 2011)                         39,000             31,746*
                                                                             ------------
                                                                               21,666,166

GOLD/MINERAL ROYALTY COMPANIES 0.04%
---------------------------------------------------------------------------------------------
Franco-Nevada Corp., Warrants (March 2012)                      68,500            382,925*

INTERMEDIATE & JUNIOR GOLD PRODUCERS 0.23%
---------------------------------------------------------------------------------------------
Avnel Gold Mining Ltd., Warrants (June 2010)                    14,000              1,579*
Central Sun Mining, Inc., Warrants (November 2008)           1,471,800             25,260*
Crystallex International Corp., Warrants (August 2009)         162,500                  0*@
GBS Gold International, Inc., Warrants (May 2010) (RS)         630,000                  0*@
IAMGOLD Corp., Warrants (August 2008)                        2,026,365             89,429*
Mwana Africa plc, Warrants (November 2008)                     100,000                  0*@
Rusoro Mining Ltd., Warrants (November 2011)                   600,000                  0*@
Rusoro Mining Ltd., Warrants (November 2012)                 6,288,250          2,035,132*
                                                                             ------------
                                                                                2,151,400

METAL & MINERAL MINING & EXPLORATION 7.63%
---------------------------------------------------------------------------------------------
Baja Mining Corp., Warrants (April 2009)                     1,209,390            616,763*
Baja Mining Corp., Warrants (April 2011)                       527,750             51,758*@
Breakwater Resources Ltd., Warrants (January 2009)             728,650             42,876*
Coalcorp Mining, Inc., Warrants (February 2011)                137,214             10,766*
Coalcorp Mining, Inc., Warrants (August 2011)                  109,000              6,414*
Denison Mines Corp., Warrants (November 2009)                   66,600            767,469*
Denison Mines Corp., Warrants (March 2011)                     163,495          1,282,754*

See notes to portfolios of investments and notes to financial statements.

88


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2008


WARRANTS                                                        SHARES              VALUE
METAL & MINERAL MINING & EXPLORATION (CONT'D)
---------------------------------------------------------------------------------------------
Mines Management, Inc., Warrants (April 2012)                  570,800       $    645,004*
Silver Wheaton Corp., Warrants (August 2009)                12,067,840         27,221,137*
Silver Wheaton Corp., Warrants (November 2009)               7,273,870         14,552,734*
Silver Wheaton Corp., Warrants (December 2010)               2,827,120         24,288,306*
Thompson Creek Metals Co. Inc., Warrants
  (October 2011)                                               238,300          2,886,289*
                                                                             ------------
                                                                               72,372,270

OIL & GAS EXPLORATION & PRODUCTION 0.12%
---------------------------------------------------------------------------------------------
Bankers Petroleum Ltd., Warrants (November 2009)                30,000             26,480*
Pacific Rubiales Energy Corp., Warrants (July 2012)            166,525          1,151,377*
                                                                             ------------
                                                                                1,177,857

PLATINUM GROUP METALS 0.24%
---------------------------------------------------------------------------------------------
Eastern Platinum Ltd., Warrants (March 2009)                 2,055,864          2,258,194*

SENIOR GOLD PRODUCERS 13.91%
---------------------------------------------------------------------------------------------
Goldcorp, Inc., Warrants (June 2011)                         4,213,897         70,197,935*
Kinross Gold Corp., Warrants (September 2011)                1,417,320          5,907,527*
Yamana Gold, Inc., Warrants (November 2008)                  5,330,589         40,254,534*
Yamana Gold, Inc., Warrants (February 2010)                  3,852,663         15,680,431*
                                                                             ------------
                                                                              132,040,427

---------------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                232,049,239
---------------------------------------------------------------------------------------------
  (cost $146,801,647)

SPECIAL WARRANTS 0.05%

GOLD/MINERAL EXPLORATION & DEVELOPMENT 0.05%
---------------------------------------------------------------------------------------------
Ivanhoe Nickel and Platinum Ltd., Special Warrants
  (RS)                                                         112,500            472,804*@
Western Exploration & Development Ltd., 144A, Special
  Warrants (RS)                                                600,000                  0*@

---------------------------------------------------------------------------------------------
TOTAL SPECIAL WARRANTS                                                            472,804
---------------------------------------------------------------------------------------------
  (cost $975,000)

SUBSCRIPTION RECEIPTS 0.42%

METAL & MINERAL MINING & EXPLORATION 0.18%
---------------------------------------------------------------------------------------------
Avion Resources Corp., S/R (RS)                              3,900,000          1,717,354*@

See notes to portfolios of investments and notes to financial statements.

                                                                  89


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2008


SUBSCRIPTION RECEIPTS                                           SHARES              VALUE
NATURAL RESOURCES 0.24%
---------------------------------------------------------------------------------------------
Kadywood Capital Corp., S/R (RS)                             2,500,000       $  2,231,158*@

---------------------------------------------------------------------------------------------
TOTAL SUBSCRIPTION RECEIPTS                                                     3,948,512
---------------------------------------------------------------------------------------------
  (cost $3,140,976)

PURCHASED OPTIONS 0.81%                                      CONTRACTS

EXCHANGE-TRADED FUNDS 0.31%
---------------------------------------------------------------------------------------------
Market Vectors Gold Miners ETF, Strike Price 48, Put,
  Expiration Sep. 2008 (premium $4,555,836)                      8,695          2,956,300

GOLD/MINERAL ROYALTY COMPANIES 0.00%
---------------------------------------------------------------------------------------------
Royal Gold, Inc., Strike Price 30, Put, Expiration
  July 2008 (premium $39,570)                                      270             14,850

INTERMEDIATE & JUNIOR GOLD PRODUCERS 0.20%
---------------------------------------------------------------------------------------------
Crystallex International Corp., Strike Price 2.50,
  Call, Expiration Jan. 2009 (premium $140,726)                    804             28,140
Hecla Mining Co., Strike Price 10, Call, Expiration
  Jan. 2010 (premium $889,136)                                   1,600            480,000
IAMGOLD Corp., Strike Price 7.50, Call, Expiration
  Sep. 2008 (premium $158,115)                                   1,245             31,125
Randgold Resources Ltd., Strike Price 35, Call,
  Expiration July 2008 (premium $584,329)                        5,204             52,040
Randgold Resources Ltd., Strike Price 40, Put,
  Expiration Aug. 2008 (premium $272,090)                          845             84,500
Randgold Resources Ltd., Strike Price 45, Put,
  Expiration Dec. 2008 (premium $1,061,205)                      1,700            935,000
Randgold Resources Ltd., Strike Price 50, Call,
  Expiration Jan. 2010 (premium $225,834)                          200            222,000
                                                                             ------------
                                                                                1,832,805

METAL & MINERAL MINING & EXPLORATION 0.02%
---------------------------------------------------------------------------------------------
Silver Wheaton Corp., Strike Price 12.50, Put,
  Expiration July 2008 (premium $126,100)                        3,000             45,000
Silver Wheaton Corp., Strike Price 12.50, Put,
  Expiration Sep. 2008 (premium $295,898)                        3,000            156,000
                                                                             ------------
                                                                                  201,000

SENIOR GOLD PRODUCERS 0.28%
---------------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Strike Price 60, Put,
  Expiration July 2008 (premium $55,368)                           280              4,200

See notes to portfolios of investments and notes to financial statements.

90


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2008


PURCHASED OPTIONS                                            CONTRACTS              VALUE
SENIOR GOLD PRODUCERS (CONT'D)
---------------------------------------------------------------------------------------------
Barrick Gold Corp., Strike Price 35, Put, Expiration
  July 2008 (premium $2,828)                                        80       $        400
Gold Fields Ltd., Strike Price 10, Put, Expiration
  July 2008 (premium $7,484)                                       247                617
Goldcorp, Inc., Strike Price 35, Put, Expiration July
  2008 (premium $11,159)                                           170              1,700
Kinross Gold Corp., Strike Price 17.50, Put,
  Expiration July 2008 (premium $14,555)                           205              1,538
Newmont Mining Corp., Strike Price 45, Put, Expiration
  July 2008 (premium $11,741)                                      155              2,325
Philadelphia Stock Exchange Gold & Silver Index,
  Strike Price 157.50, Put, Expiration July 2008
  (premium $1,881,534)                                           2,772             27,720
Philadelphia Stock Exchange Gold & Silver Index,
  Strike Price 165, Put, Expiration Sep. 2008 (premium
  $5,321,353)                                                    4,581          1,534,635
Philadelphia Stock Exchange Gold & Silver Index,
  Strike Price 175, Put, Expiration Dec. 2008 (premium
  $1,574,710)                                                      916          1,025,920
Yamana Gold, Inc., Strike Price 12.50, Put Expiration
  July 2008 (premium $324,276)                                  11,016             55,080
                                                                             ------------
                                                                                2,654,135

---------------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                         7,659,090
---------------------------------------------------------------------------------------------
  (cost $17,553,847)

                                                             PRINCIPAL
NOTES 0.67%                                                    AMOUNT

GOLD/MINERAL EXPLORATION & DEVELOPMENT 0.30%
---------------------------------------------------------------------------------------------
New Gold, Inc., 10.00%, maturity 6/28/17                  $  3,000,000          2,824,499*

INTERMEDIATE & JUNIOR GOLD PRODUCERS 0.37%
---------------------------------------------------------------------------------------------
GBS Gold International, Inc., 12.00%, maturity 5/27/11
  (RS)                                                       3,600,000          3,530,623*@

---------------------------------------------------------------------------------------------
TOTAL NOTES                                                                     6,355,122
---------------------------------------------------------------------------------------------
  (cost $6,387,277)

---------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                              890,345,530
---------------------------------------------------------------------------------------------
  (cost $760,504,123)


See notes to portfolios of investments and notes to financial statements.

                                                                  91


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2008


                                                           PRINCIPAL
REPURCHASE AGREEMENTS 7.51%                                  AMOUNT              VALUE
Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  06/30/08, 1.45%, due 07/01/08, repurchase price
  $39,620,131, collateralized by U.S. Treasury
  securities held in a joint tri-party account
  (cost $39,618,536)                                      $ 39,618,536       $ 39,618,536

Joint Tri-Party Repurchase Agreement, Morgan Stanley,
  06/30/08, 1.70%, due 07/01/08, repurchase price
  $7,306,328, collateralized by U.S. Treasury
  securities held in a joint tri-party account
  (cost $7,305,983)                                          7,305,983          7,305,983

Joint Tri-Party Repurchase Agreement, UBS Financial
  Services, Inc., 06/30/08, 1.75%, due 07/01/08,
  repurchase price $24,354,459, collateralized by U.S.
  Treasury securities held in a joint tri-party
  account (cost $24,353,275)                                24,353,275         24,353,275

---------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                                    71,277,794
---------------------------------------------------------------------------------------------
  (cost $71,277,794)

---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 101.33%                                                     961,623,324
---------------------------------------------------------------------------------------------
  (cost $831,781,917)
Other assets and liabilities, net (1.33)%                                     (12,609,727)
                                                                             ------------

NET ASSETS 100%                                                              $949,013,597
                                                                             ------------

                                                           SHARES SUBJECT
CALL OPTIONS WRITTEN                                           TO CALL              VALUE
---------------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Strike Price 65, Expiration
  Aug. 2008                                                     28,000       $    324,800
Agnico-Eagle Mines Ltd., Strike Price 70, Expiration
  Aug. 2008                                                     28,000            224,000
Barrick Gold Corp., Strike Price 42.50, Expiration
  Oct. 2008                                                     16,000            100,800
Eldorado Gold Corp., Strike Price 7.50, Expiration
  July 2008                                                     30,000             33,000
Eldorado Gold Corp., Strike Price 10, Expiration
  Oct. 2008                                                      7,500              5,250
Freeport-McMoRan Copper & Gold, Inc., Strike Price
  120, Expiration July 2008                                     32,900            146,405
Gold Fields Ltd., Strike Price 12.50, Expiration
  Oct. 2008                                                    266,500            386,425
Goldcorp, Inc., Strike Price 40, Expiration July 2008           24,000            156,000
Hecla Mining Co., Strike Price 10, Expiration
  Sep. 2008                                                     19,000             15,200
IAMGOLD Corp., Strike Price 5, Expiration Sep. 2008             96,300            105,930
Ivanhoe Mines Ltd., Strike Price 10, Expiration
  Aug. 2008                                                     90,400            108,480
Ivanhoe Mines Ltd., Strike Price 12.50, Expiration
  Sep. 2008                                                      8,200              6,560
Kinross Gold Corp., Strike Price 20, Expiration
  Aug. 2008                                                     36,000            151,200
Market Vectors Gold Miners ETF, Strike Price 46,
  Expiration July 2008                                           4,000             12,400
Newmont Mining Corp., Strike Price 52.50, Expiration
  Sep. 2008                                                     31,000            114,700

See notes to portfolios of investments and notes to financial statements.

92


WORLD PRECIOUS MINERALS FUND

  PORTFOLIO OF INVESTMENTS                                                  June 30, 2008


                                                           SHARES SUBJECT
CALL OPTIONS WRITTEN                                           TO CALL              VALUE
---------------------------------------------------------------------------------------------
Randgold Resources Ltd., Strike Price 40, Expiration
  Aug. 2008                                                     84,500       $    625,300
Randgold Resources Ltd., Strike Price 40, Expiration
  Sep. 2008                                                    568,000          4,203,200
Randgold Resources Ltd., Strike Price 50, Expiration
  Dec. 2008                                                     35,000            164,500
Randgold Resources Ltd., Strike Price 55, Expiration
  Dec. 2008                                                    115,000            391,000
Royal Gold, Inc., Strike Price 30, Expiration
  July 2008                                                     20,700             38,295
Royal Gold, Inc., Strike Price 30, Expiration
  Oct. 2008                                                     27,000             94,230
Silver Wheaton Corp., Strike Price 15, Expiration
  July 2008                                                    100,000             55,000
Silver Wheaton Corp., Strike Price 15, Expiration
  Sep. 2008                                                    200,000            280,000
Silver Wheaton Corp., Strike Price 15, Expiration
  Dec. 2008                                                    300,000            600,000
SPDR Gold Trust, Strike Price 79, Expiration Sep. 2008           7,000             92,750
Yamana Gold, Inc., Strike Price 15, Expiration
  Oct. 2008                                                  1,341,200          3,621,240

---------------------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN                                                   $ 12,056,665
---------------------------------------------------------------------------------------------
  (premiums received $7,537,863) (Note 1 E)

See notes to portfolios of investments and notes to financial statements.

GOLD & PRECIOUS METALS FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2008


COMMON STOCKS 48.26%                                            SHARES             VALUE
GOLD & COPPER MINING 0.80%
----------------------------------------------------------------------------------------
New Gold, Inc.                                                 265,914       $ 2,078,494*

DIAMOND MINING & EXPLORATION 0.24%
----------------------------------------------------------------------------------------
Diamond Fields International Ltd.                              108,000             7,944*
Harry Winston Diamond Corp.                                     22,000           629,373
                                                                             -----------
                                                                                 637,317

FINANCIAL SERVICES 0.31%
----------------------------------------------------------------------------------------
GMP Capital Trust                                               51,000           795,273

GOLD MINING 35.86%
----------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                                        121,358         9,062,961^
Barrick Gold Corp.                                              27,429         1,248,019^
Centerra Gold, Inc.                                            112,700           527,219*
Century Mining Corp.                                           509,512            44,972*
Crystallex International Corp.                                 357,565           390,687*
DRDGOLD Ltd., Sponsored ADR                                     10,000            77,200*
Freeport-McMoRan Copper & Gold, Inc.                            34,500         4,043,055^
Gold Fields Ltd.                                                95,000         1,207,023
Gold Fields Ltd., Sponsored ADR                                521,620         6,598,493^
Goldcorp, Inc.                                                  57,523         2,655,834^
Golden Star Resources Ltd.                                     482,100         1,296,849*
Harmony Gold Mining Co., Ltd., Sponsored ADR                   233,400         2,859,150*
Hecla Mining Co.                                               103,200           955,632*^
High River Gold Mines Ltd.                                   1,289,500         1,947,560*
IAMGOLD Corp.                                                  340,000         2,034,031^
Jaguar Mining, Inc.                                            734,639         7,096,743*
Kingsgate Consolidated Ltd.                                    199,625         1,000,868*
Kinross Gold Corp.                                             281,629         6,656,352^
Lihir Gold Ltd.                                                667,000         2,103,690*
Lihir Gold Ltd., Sponsored ADR                                   9,800           311,346*
Newcrest Mining Ltd.                                           110,400         3,100,964*
Newmont Mining Corp.                                            29,100         1,517,856^
OceanaGold Corp.                                               125,000           112,784*
Randgold Resources Ltd., ADR                                   182,700         8,437,086^
Red Back Mining, Inc.                                          666,700         5,623,126*
Red Back Mining, Inc., 144A                                    245,000         2,066,395*
Rusoro Mining Ltd.                                           1,579,200         2,013,397*
Sino Gold Mining Ltd.                                          327,533         1,830,559*
St. Barbara Ltd.                                               964,467           337,474*
Troy Resources NL                                              411,300           788,585
Yamana Gold, Inc.                                              780,546        12,943,692^
Zhaojin Mining Industry Co., Ltd., H shares                  1,009,700         1,243,146

See notes to portfolios of investments and notes to financial statements.

94


GOLD & PRECIOUS METALS FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2008


COMMON STOCKS                                                   SHARES             VALUE
GOLD MINING (CONT'D)
----------------------------------------------------------------------------------------
Zijin Mining Group Co., Ltd., H shares                         875,000       $   744,012
                                                                             -----------
                                                                              92,876,760

GOLD ROYALTY COMPANY 3.25%
----------------------------------------------------------------------------------------
Aberdeen International, Inc.                                    52,250            34,333*
Royal Gold, Inc.                                               267,500         8,388,800^
                                                                             -----------
                                                                               8,423,133

METAL & MINERAL MINING 2.10%
----------------------------------------------------------------------------------------
Independence Group NL                                          106,050           518,491
Ivanhoe Mines Ltd.                                             127,200         1,378,473*^
Lundin Mining Corp.                                             46,290           282,375*
Oxiana Ltd.                                                    325,000           819,406
Rio Tinto plc, Sponsored ADR                                     4,950         2,450,250
                                                                             -----------
                                                                               5,448,995

PLATINUM GROUP METALS 3.00%
----------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                        2,828,450         7,767,038*

SILVER MINING 2.70%
----------------------------------------------------------------------------------------
Coeur d'Alene Mines Corp.                                      420,850         1,220,465*
Silver Wheaton Corp.                                           315,000         4,633,943*^
Silvercorp Metals, Inc.                                        192,400         1,132,153
                                                                             -----------
                                                                               6,986,561

----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                          125,013,571
----------------------------------------------------------------------------------------
  (cost $118,060,654)

EXCHANGE-TRADED FUNDS (ETF) 7.18%

iShares Silver Trust                                            62,883        10,849,204*
Market Vectors Gold Miners ETF                                  26,316         1,278,695^
SPDR Gold Trust                                                 70,858         6,476,421^

----------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                   18,604,320
----------------------------------------------------------------------------------------
  (cost $18,584,631)

See notes to portfolios of investments and notes to financial statements.

                                                                  95


GOLD & PRECIOUS METALS FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2008


WARRANTS 17.76%                                                 SHARES             VALUE
GOLD & COPPER MINING 1.33%
----------------------------------------------------------------------------------------
New Gold, Inc., Warrants (December 2008)                       680,000       $ 2,700,927*
New Gold, Inc., Warrants (April 2012)                        2,777,400           394,962*
New Gold, Inc., Warrants (November 2012)                       969,000           356,372*
                                                                             -----------
                                                                               3,452,261

GOLD MINING 13.15%
----------------------------------------------------------------------------------------
Central Sun Mining, Inc., Warrants (November 2008)              88,500             1,519*
Crystallex International Corp., Warrants (August 2009)          62,500                 0*@
GBS Gold International, Inc., Warrants (May 2010) (RS)         175,000                 0*@
Goldcorp, Inc., Warrants (June 2011)                         1,060,874        17,676,898*
IAMGOLD Corp., Warrants (August 2008)                          383,435            16,922*
Kinross Gold Corp., Warrants (September 2011)                  552,180         2,301,540*
Nevsun Resources Ltd., Warrants (October 2008)                   4,600               338*
Rusoro Mining Ltd., Warrants (November 2012)                 1,218,750           394,437*
Yamana Gold, Inc., Warrants (November 2008)                  1,277,699         9,648,686*
Yamana Gold, Inc., Warrants (February 2010)                    986,731         4,016,019*
                                                                             -----------
                                                                              34,056,359

GOLD ROYALTY COMPANY 0.05%
----------------------------------------------------------------------------------------
Franco-Nevada Corp., Warrants (March 2012)                      22,000           122,983*

PLATINUM GROUP METALS 0.06%
----------------------------------------------------------------------------------------
Eastern Platinum Ltd., Warrants (March 2009)                   154,035           169,195*

SILVER MINING 3.17%
----------------------------------------------------------------------------------------
Silver Wheaton Corp., Warrants (August 2009)                 1,692,790         3,818,386*
Silver Wheaton Corp., Warrants (November 2009)                 835,410         1,671,393*
Silver Wheaton Corp., Warrants (December 2010)                 316,540         2,719,453*
                                                                             -----------
                                                                               8,209,232

----------------------------------------------------------------------------------------
TOTAL WARRANTS                                                                46,010,030
----------------------------------------------------------------------------------------
  (cost $29,721,863)

SUBSCRIPTION RECEIPTS 0.86%

NATURAL RESOURCES 0.86%
----------------------------------------------------------------------------------------
Kadywood Capital Corp., S/R (RS)
  (cost $1,227,898)                                          2,500,000         2,231,158*@

See notes to portfolios of investments and notes to financial statements.

96


GOLD & PRECIOUS METALS FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2008


PURCHASED OPTIONS 0.56%                                      CONTRACTS             VALUE
GOLD MINING 0.52%
----------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Strike Price 60, Put,
  Expiration July 2008 (premium $23,832)                           120       $     1,800
AngloGold Ashanti Ltd., Strike Price 50, Call,
  Expiration Jan. 2010 (premium $175,980)                          200            28,500
Barrick Gold Corp., Strike Price 35, Put, Expiration
  July 2008 (premium $707)                                          20               100
Gold Fields Ltd., Strike Price 10, Put, Expiration
  July 2008 (premium $1,606)                                        53               132
Goldcorp, Inc., Strike Price 35, Put, Expiration
  July 2008 (premium $4,267)                                        65               650
Hecla Mining Co., Strike Price 10, Call, Expiration
  Jan. 2010 (premium $227,124)                                     420           126,000
IAMGOLD Corp., Strike Price 7.50, Call, Expiration
  Sep. 2008 (premium $85,217)                                      671            16,775
Kinross Gold Corp., Strike Price 17.50, Put, Expiration
  July 2008 (premium $17,395)                                      245             1,838
Newmont Mining Corp., Strike Price 45, Put, Expiration
  July 2008 (premium $3,409)                                        45               675
Philadelphia Stock Exchange Gold & Silver Index, Strike
  Price 157.50, Put, Expiration July 2008 (premium
  $662,880)                                                      1,276            12,760
Philadelphia Stock Exchange Gold & Silver Index, Strike
  Price 165, Put, Expiration Sep. 2008 (premium
  $1,741,494)                                                    1,674           560,790
Philadelphia Stock Exchange Gold & Silver Index, Strike
  Price 175, Put, Expiration Dec. 2008 (premium
  $526,092)                                                        306           342,720
Randgold Resources Ltd., Strike Price 35, Call,
  Expiration July 2008 (premium $126,408)                        1,126            11,260
Randgold Resources Ltd., Strike Price 40, Put,
  Expiration Aug. 2008 (premium $49,910)                           155            15,500
Randgold Resources Ltd., Strike Price 45, Put,
  Expiration Dec. 2008 (premium $187,287)                          300           165,000
Randgold Resources Ltd., Strike Price 50, Call,
  Expiration Jan. 2010 (premium $56,458)                            50            55,500
Yamana Gold, Inc., Strike Price 12.50, Put Expiration
  July 2008 (premium $70,157)                                    2,384            11,920
                                                                             -----------
                                                                               1,351,920

GOLD ROYALTY COMPANY 0.00%
----------------------------------------------------------------------------------------
Royal Gold, Inc., Strike Price 30, Put, Expiration
  July 2008 (premium $11,630)                                       80             4,400

SILVER MINING 0.04%
----------------------------------------------------------------------------------------
Silver Wheaton Corp., Strike Price 12.50, Put,
  Expiration July 2008 (premium $58,320)                         1,500            22,500

See notes to portfolios of investments and notes to financial statements.

                                                                  97


GOLD & PRECIOUS METALS FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2008


PURCHASED OPTIONS                                            CONTRACTS             VALUE
SILVER MINING (CONT'D)
----------------------------------------------------------------------------------------
Silver Wheaton Corp., Strike Price 12.50, Put,
  Expiration Sep. 2008 (premium $144,603)                        1,500       $    78,000
                                                                             -----------
                                                                                 100,500

----------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                        1,456,820
----------------------------------------------------------------------------------------
  (cost $4,174,776)

                                                             PRINCIPAL
NOTE 0.38%                                                     AMOUNT

GOLD MINING 0.38%
----------------------------------------------------------------------------------------
GBS Gold International, Inc., 12.00%, maturity 5/27/11
  (RS) (cost $995,718)                                      $1,000,000           980,729*@

----------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             194,296,628
----------------------------------------------------------------------------------------
  (cost $172,765,540)

REPURCHASE AGREEMENTS 25.61%

Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  06/30/08, 1.45%, due 07/01/08, repurchase price
  $36,864,453, collateralized by U.S. Treasury
  securities held in a joint tri-party account
  (cost $36,862,968)                                        36,862,968        36,862,968

Joint Tri-Party Repurchase Agreement, Morgan Stanley,
  06/30/08, 1.70%, due 07/01/08, repurchase price
  $6,798,155, collateralized by U.S. Treasury securities
  held in a joint tri-party account (cost $6,797,834)        6,797,834         6,797,834

Joint Tri-Party Repurchase Agreement, UBS Financial
  Services, Inc., 06/30/08, 1.75%, due 07/01/08,
  repurchase price $22,660,547, collateralized by U.S.
  Treasury securities held in a joint tri-party account
  (cost $22,659,445)                                        22,659,445        22,659,445

----------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS                                                   66,320,247
----------------------------------------------------------------------------------------
  (cost $66,320,247)

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.61%                                                    260,616,875
----------------------------------------------------------------------------------------
  (cost $239,085,787)
Other assets and liabilities, net (0.61)%                                     (1,595,058)
                                                                            ------------

NET ASSETS 100%                                                             $259,021,817
                                                                            ------------

See notes to portfolios of investments and notes to financial statements.

98


GOLD & PRECIOUS METALS FUND

  PORTFOLIO OF INVESTMENTS                                                 June 30, 2008


                                                           SHARES SUBJECT
CALL OPTIONS WRITTEN                                           TO CALL             VALUE
----------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Strike Price 65, Expiration
  Aug. 2008                                                     12,000       $   139,200
Agnico-Eagle Mines Ltd., Strike Price 70, Expiration
  Aug. 2008                                                     12,000            96,000
Barrick Gold Corp., Strike Price 42.50, Expiration
  Oct. 2008                                                      4,000            25,200
Freeport-McMoRan Copper & Gold, Inc., Strike Price 120,
  Expiration July 2008                                           7,100            31,595
Gold Fields Ltd., Strike Price 12.50, Expiration
  Oct. 2008                                                    102,100           148,045
Goldcorp, Inc., Strike Price 40, Expiration July 2008            9,500            61,750
Hecla Mining Co., Strike Price 10, Expiration Sep. 2008         21,000            16,800
IAMGOLD Corp., Strike Price 5, Expiration Sep. 2008             41,700            45,870
Ivanhoe Mines Ltd., Strike Price 10, Expiration
  Aug. 2008                                                     19,600            23,520
Ivanhoe Mines Ltd., Strike Price 12.50, Expiration
  Sep. 2008                                                      1,800             1,440
Kinross Gold Corp., Strike Price 20, Expiration
  Aug. 2008                                                     42,500           178,500
Market Vectors Gold Miners ETF, Strike Price 46,
  Expiration July 2008                                          12,000            37,200
Newmont Mining Corp., Strike Price 52.50, Expiration
  Sep. 2008                                                      9,000            33,300
Randgold Resources Ltd., Strike Price 40, Expiration
  Aug. 2008                                                     15,500           114,700
Randgold Resources Ltd., Strike Price 40, Expiration
  Sep. 2008                                                    123,000           910,200
Randgold Resources Ltd., Strike Price 50, Expiration
  Dec. 2008                                                      8,000            37,600
Randgold Resources Ltd., Strike Price 55, Expiration
  Dec. 2008                                                     22,000            74,800
Royal Gold, Inc., Strike Price 30, Expiration July 2008         24,400            45,140
Royal Gold, Inc., Strike Price 30, Expiration Oct. 2008         23,000            80,270
Silver Wheaton Corp., Strike Price 15, Expiration
  July 2008                                                     80,000            44,000
Silver Wheaton Corp., Strike Price 15, Expiration
  Sep. 2008                                                     85,000           119,000
Silver Wheaton Corp., Strike Price 15, Expiration
  Dec. 2008                                                    150,000           300,000
SPDR Gold Trust, Strike Price 79, Expiration Sep. 2008          14,000           185,500
Yamana Gold, Inc., Strike Price 15, Expiration
  Oct. 2008                                                    291,100           785,970

----------------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN                                                   $ 3,535,600
----------------------------------------------------------------------------------------
  (premiums received $2,223,554) (Note 1 E)

See notes to portfolios of investments and notes to financial statements.

  NOTES TO PORTFOLIOS OF INVESTMENTS                   June 30, 2008


LEGEND

*     Non-income producing security           GO    General Obligation Bond
+     Affiliated company (see following)      RS    Restricted Security (see following)
ADR   American Depositary Receipt             ZCB   Zero Coupon Bond
GDR   Global Depositary Receipt               ^     Security or portion of security
NVDR  Non-Voting Depository Receipt                 segregated as collateral for written options
S/R   Subscription Receipt
@     Security was fair valued at June 30, 2008, by the Adviser in accordance with valuation procedures approved by the Board of Trustees. Fair valued securities, which were primarily composed of restricted securities, as a percentage of net assets at June 30, 2008, were 2.49% of Global Resources, 1.53% of World Precious
      Minerals and 1.24% of Gold and Precious Metals. See also Note 1B in the notes to financial statements for further discussion of fair valued securities. See further information and detail on restricted securities in the Restricted Securities section of these Notes to Portfolios of Investments.

GENERAL

The yields reflect the effective yield from the date of purchase.

Variable Rate Notes have periodic reset features, which effectively shorten the maturity dates and reset the interest rates as tied to various interest-bearing instruments. Rates shown are current rates at June 30, 2008.

Securities with a 144A designation are exempt from registration under Rule 144A of the Securities Act of 1933.

JOINT TRI-PARTY REPURCHASE AGREEMENTS

The terms of the joint tri-party repurchase agreements and the securities held as collateral at June 30, 2008 were:

Merrill Lynch repurchase agreement, 06/30/08, 1.45%, due 07/01/08:
    Total principal amount: $162,682,574; Total repurchase price:
      $162,689,127
    Collateral:
    $121,830,000 U.S. Treasury Bond, 7.875%, 02/15/21
      (total collateral market value, including accrued interest, of
        $165,942,581)

Morgan Stanley repurchase agreement, 06/30/08, 1.70%, due 07/01/08:
    Total principal amount: $30,000,000; Total repurchase price:
      $30,001,417
    Collateral:
    $29,215,000 U.S. Treasury Note, 4.125%, 08/31/12
      (total collateral market value, including accrued interest, of
        $30,600,529)

UBS Financial Services, Inc. repurchase agreement, 06/30/08, 1.75%, due 07/01/08:
    Total principal amount: $100,000,000; Total repurchase price:
      $100,004,861
    Collateral:
    $102,130,000 U.S. Treasury Note, 2.00%, 02/28/10
      (total collateral market value, including accrued interest, of
        $102,001,355)

Other mutual funds managed by U.S. Global Investors, Inc.
participate in the joint tri-party repurchase agreements. Each owns an undivided interest in the accounts.

  NOTES TO PORTFOLIOS OF INVESTMENTS                   June 30, 2008


AFFILIATED COMPANIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "+"

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the period ended June 30, 2008.

                                                   SHARES OF AFFILIATED COMPANIES
                                     JUNE 30, 2007    ADDITIONS     REDUCTIONS     JUNE 30, 2008
GLOBAL RESOURCES FUND
------------------------------------------------------------------------------------------------
Bounty Industries Ltd.                22,000,000              --            --      22,000,000
Cano Petroleum, Inc.                          --       2,570,000            --       2,570,000
Exile Resources, Inc.                  2,100,000              --    (2,100,000)             --(a)
Ivory Energy, Inc.                     4,753,166          50,000      (200,000)      4,603,166
Natasa Mining Ltd. (formerly
  Investika Ltd.)                        706,500         416,360       (23,700)      1,099,160
New Gold, Inc.                                --       1,853,421            --       1,853,421
Red Dragon Resources Corp.             3,895,000              --      (175,000)      3,720,000
Revett Minerals, Inc.                  4,705,200         342,800            --       5,048,000
Royalite Petroleum Co., Inc.           2,246,333          20,000            --       2,266,333
Vantage Drilling Co.                          --       2,405,000            --       2,405,000

At June 30, 2008, the value of investments in affiliated companies was $66,028,314, representing 3.28% of net assets, and the total cost was $65,623,156. Net realized losses on transactions were $728,926, and there was no income earned for the period.

                                                  SHARES OF AFFILIATED COMPANIES
                                  JUNE 30, 2007    ADDITIONS     REDUCTIONS       JUNE 30, 2008
WORLD PRECIOUS MINERALS FUND
-------------------------------------------------------------------------------------------------
Aberdeen International, Inc.        2,260,500        111,000             --         2,371,500(a)
Atikwa Minerals Corp.               2,784,333        278,000             --         3,062,333
Carnavale Resources Ltd.            2,200,857      1,148,000             --         3,348,857
Chesapeake Gold Corp.               1,027,749        871,890         (2,000)        1,897,639
Diamonds North Resources Ltd.       2,851,400         92,000       (139,200)        2,804,200(a)
Golden Odyssey Mining, Inc.         1,585,000        597,500       (112,000)        2,070,500
Grandview Gold, Inc.                1,388,000        155,000             --         1,543,000(a)
Moss Lake Gold Mines Ltd.           2,998,500        173,500        (10,000)        3,162,000
Reunion Gold Corp.                  1,977,300        252,200             --         2,229,500(a)
Romarco Minerals, Inc.              7,896,853      9,223,853        (39,000)       17,081,706
VG Gold Corp. (formerly Vedron
  Gold, Inc.)                       5,325,010        566,500        (35,000)        5,856,510

At June 30, 2008, the value of investments in affiliated companies was $20,799,404, representing 2.19% of net assets, and the total cost was $16,219,201. Net realized gains on transactions were $147,227, and there was no income earned for the period.

(a) At June 30, 2008, the company is no longer defined as an affiliate, although it was an affiliated company during the period.

  NOTES TO PORTFOLIOS OF INVESTMENTS                   June 30, 2008


RESTRICTED SECURITIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS
"RS"

The following securities are subject to contractual and regulatory restrictions on resale or transfer. These investments may involve a high degree of business and financial risk. Because of the thinly traded markets for these investments, a Fund may be unable to liquidate its securities in a timely manner, especially if there is negative news regarding the specific securities or the markets overall. These securities could decline significantly in value before the Fund could liquidate these securities. The issuer bears the cost of registration, if any, involved in the disposition of these securities.

                                                                                              COST PER
                                                                        ACQUISITION            SHARE/
                                                                           DATE                 UNIT

GLOBAL RESOURCES FUND
------------------------------------------------------------------------------------------------------
    Americas Petrogas, Inc., Class A                                          05/30/08           $1.16
    Americas Petrogas, Inc., Warrants (June 2009)                             05/30/08           $0.00
    Foothills Resources, Inc.                                                 09/07/06           $2.25
    Foothills Resources, Inc., Warrants (September 2011)                      09/07/06           $0.00
    Govi HighPower Exploration                                                10/04/07           $2.00
    Ivanhoe Energy, Inc., Special Warrants                                    06/25/08           $2.97
    Ivanhoe Nickel and Platinum Ltd. (formerly African Minerals),
      Special Warrants                                                        07/09/03           $6.00
    Legacy Energy LLC, 144A                                                   02/27/06           $1.90
    Medoro Resources Ltd.                                                     03/19/08           $0.39
    Medoro Resources Ltd., Warrants (March 2010)                              03/19/08           $0.00
    Osmium Holdings S.A.                                             10/22/96-01/29/98         $987.07
    Royalite Petroleum Co., Inc.                                     08/10/06-09/28/06           $0.79
    Southern African Energy, 144A                                             02/04/08           $0.25
    Trident Resources Corp., Series B, Preferred Stock                        06/08/06          $62.50
    Trident Resources Corp., Warrants (March 2013)                            06/08/06           $0.00
    Value Creation, Inc. (formerly BA Energy, Inc.)                           08/11/06          $12.66

At June 30, 2008, the total cost of restricted securities was $33,843,954, and the total value was $36,790,470, representing 1.83% of net assets.

  NOTES TO PORTFOLIOS OF INVESTMENTS                   June 30, 2008


                                                                                 COST PER
                                                               ACQUISITION        SHARE/
                                                                  DATE             UNIT
WORLD PRECIOUS MINERALS FUND
------------------------------------------------------------------------------------------
    Avion Resources Corp., S/R                                       05/02/08        $0.49
    GBS Gold International, Inc., Warrants (May 2010)                05/12/08        $0.00
    GBS Gold International, Inc., 12% Note,
      maturity 5/27/11                                               05/12/08      $995.72
    Hainan Mining Corp.                                     08/31/06-05/16/07        $0.85
    Hainan Mining Corp., Warrants (May 2009)                         05/16/07        $0.00
    Hainan Mining Corp., Warrants (August 2011)                      08/31/06        $0.00
    Ivanhoe Nickel and Platinum Ltd. (formerly African
      Minerals), Special Warrants                                    07/09/03        $6.00
    Kadywood Capital Corp., S/R                                      06/18/08        $0.49
    Medoro Resources Ltd.                                            03/19/08        $0.39
    Medoro Resources Ltd., Warrants (March 2010)                     03/19/08        $0.00
    Osmium Holdings S.A.                                    10/22/96-01/29/98    $1,280.75
    Platte River Gold U.S., Inc.                            03/01/04-01/25/08        $1.70
    Platte River Gold U.S., Inc., Warrants
      (November 2008)                                                11/17/06        $0.00
    Platte River Gold U.S., Inc., Warrants (March 2009)              03/01/04        $0.00
    Platte River Gold U.S., Inc., Warrants
      (February 2010)                                                01/25/08        $0.00
    Q2 Gold Resources, Inc.                                          06/18/07        $0.00
    Romarco Minerals, Inc.                                           03/11/08        $0.17
    Romarco Minerals, Inc., Warrants (April 2010)                    03/11/08        $0.00
    Southern African Energy, 144A                                    02/04/08        $0.25
    Western Exploration & Development Ltd., 144A,
      Special Warrants                                               08/14/97        $0.50

At June 30, 2008, the total cost of restricted securities was $15,283,961, and the total value was $14,405,540, representing 1.52% of net assets.

                                                                                 COST PER
                                                               ACQUISITION        SHARE/
                                                                  DATE             UNIT
GOLD AND PRECIOUS METALS FUND
------------------------------------------------------------------------------------------
    GBS Gold International, Inc., Warrants (May 2010)                05/12/08        $0.00
    GBS Gold International, Inc., 12% Note,
      maturity 5/27/11                                               05/12/08      $995.72
    Kadywood Capital Corp., S/R                                      06/18/08        $0.49

At June 30, 2008, the total cost of restricted securities was $2,223,616 and the total value was $3,211,887, representing 1.24% of net assets.

  STATEMENTS OF ASSETS AND LIABILITIES


                                                              U.S. TREASURY
                                                               SECURITIES
                                                                CASH FUND

Investments, at identified cost                               $112,088,389
                                                              ============
ASSETS
---------------------------------------------------------------------------
Investments, at value:
    Securities                                                $ 59,954,035
    Repurchase Agreements                                       52,134,354
Cash                                                                    --
Receivables:
    Investments sold                                                    --
    Interest                                                         2,285
    Capital shares sold                                            923,487
    From adviser                                                        --
Other assets                                                        11,558
---------------------------------------------------------------------------
TOTAL ASSETS                                                   113,025,719
---------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------
Payables:
    Investments purchased                                               --
    Capital shares redeemed                                        952,791
    Adviser and affiliates                                          66,789
    Dividends and distributions                                        682
    Accounts payable and accrued expenses                           50,757
---------------------------------------------------------------------------
TOTAL LIABILITIES                                                1,071,019
---------------------------------------------------------------------------

NET ASSETS                                                    $111,954,700
                                                              ============

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------
Paid-in capital                                               $111,955,667
Accumulated undistributed net investment income
  (distributions in excess of net investment income)                  (682)
Accumulated net realized gain (loss) on investments and
  foreign currencies                                                  (285)
Net unrealized appreciation of investments and other assets
  and liabilities denominated in foreign currencies                     --
                                                              ------------
Net assets applicable to capital shares outstanding           $111,954,700
                                                              ============

    Capital shares outstanding, an unlimited number of no
      par shares authorized                                    112,030,834
                                                              ============

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
 PER SHARE                                                    $       1.00
                                                              ============

See accompanying notes to financial statements.

104


                                                                                                      June 30, 2008


                                                               U.S. GOVERNMENT
                                                                 SECURITIES           NEAR-TERM          TAX FREE
                                                                SAVINGS FUND        TAX FREE FUND          FUND

Investments, at identified cost                                 $445,165,219         $13,184,230        $17,605,063
                                                                ============         ===========        ===========
ASSETS
--------------------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities                                                  $445,165,219         $12,412,383        $16,892,255
    Repurchase Agreements                                                 --             844,595            949,872
Cash                                                                     768                  --                 --
Receivables:
    Investments sold                                                      --             555,728            645,846
    Interest                                                         876,498             141,130            217,958
    Capital shares sold                                            1,396,025                 161             20,701
    From adviser                                                          --               5,700              3,740
Other assets                                                          18,923               1,295              1,888
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                     447,457,433          13,960,992         18,732,260
--------------------------------------------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------------------------------------------
Payables:
    Investments purchased                                                 --             303,753            303,753
    Capital shares redeemed                                        1,034,952              10,099              1,529
    Adviser and affiliates                                           122,465                  --                 --
    Dividends and distributions                                       13,002               8,490             10,813
    Accounts payable and accrued expenses                             79,403              35,503             36,562
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  1,249,822             357,845            352,657
--------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                      $446,207,611         $13,603,147        $18,379,603
                                                                ============         ===========        ===========

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                 $445,749,743          13,857,112        $18,898,662
Accumulated undistributed net investment income
  (distributions in excess of net investment income)                 403,299              20,724             34,874
Accumulated net realized gain (loss) on investments and
  foreign currencies                                                  54,569            (347,437)          (790,997)
Net unrealized appreciation of investments and other assets
  and liabilities denominated in foreign currencies                       --              72,748            237,064
                                                                ------------         -----------        -----------
Net assets applicable to capital shares outstanding             $446,207,611         $13,603,147        $18,379,603
                                                                ============         ===========        ===========

    Capital shares outstanding, an unlimited number of no
      par shares authorized                                      446,378,719           6,350,216          1,540,989
                                                                ============         ===========        ===========

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
 PER SHARE                                                      $       1.00         $      2.14        $     11.93
                                                                ============         ===========        ===========

  STATEMENTS OF ASSETS AND LIABILITIES


                                                ALL AMERICAN        CHINA REGION
                                                EQUITY FUND       OPPORTUNITY FUND
Investments, at identified cost                 $21,565,372         $83,698,835
                                                ===========         ===========
ASSETS
----------------------------------------------------------------------------------
Investments, at value:
    Securities of unaffiliated issuers          $23,598,164         $73,692,988
    Securities of affiliated issuers                     --                  --
    Repurchase Agreements                         2,521,352          11,618,793
Cash                                                     --                  --
Foreign currencies (Cost $0, $1,398,607,
    $131,074, $15,376 and $341,661)                      --           1,419,665
Receivables:
    Investments sold                                769,283                  --
    Dividends                                        35,123             127,151
    Interest                                            111                 509
    Capital shares sold                              31,317              71,532
    Unrealized appreciation on foreign
      currency exchange contracts - Note 1 G             --                  --
Other assets                                          9,106              16,648
----------------------------------------------------------------------------------
TOTAL ASSETS                                     26,964,456          86,947,286
----------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------
Payables:
    Investments purchased                           385,108           5,173,371
    Capital shares redeemed                              --             453,152
    Adviser and affiliates                           18,953             115,043
    Accounts payable and accrued expenses            46,956              96,345
    Written options at value (Premiums $0,
      $0, $0, $7,537,863, $2,223,554)                    --                  --
    Unrealized depreciation on foreign
      currency exchange contracts - Note 1 G             --                  --
----------------------------------------------------------------------------------
TOTAL LIABILITIES                                   451,017           5,837,911
----------------------------------------------------------------------------------
NET ASSETS                                      $26,513,439         $81,109,375
                                                ===========         ===========
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------
Paid-in capital                                 $22,650,842         $87,962,388
Distributions in excess of net investment
    income                                               --          (1,910,999)
Accumulated net realized gain (loss) on
    investments and foreign currencies             (691,547)         (6,576,829)
Net unrealized appreciation of investments
    and other assets and liabilities
    denominated in foreign currencies             4,554,144           1,634,815
                                                -----------         -----------
Net assets applicable to capital shares
    outstanding                                 $26,513,439         $81,109,375
                                                ===========         ===========
    Capital shares outstanding, an
        unlimited number of no par shares
        authorized                                  972,218           8,923,420
                                                ===========         ===========
NET ASSET VALUE, PUBLIC OFFERING PRICE,
   REDEMPTION PRICE, PER SHARE                  $     27.27         $      9.09
                                                ===========         ===========

See accompanying notes to financial statements.

106


                                                                                                 June 30, 2008


                                                 GLOBAL RESOURCES       WORLD PRECIOUS       GOLD AND PRECIOUS
                                                       FUND             MINERALS FUND           METALS FUND
Investments, at identified cost                   $1,464,732,973         $831,781,917          $239,085,787
                                                  ==============         ============          ============
ASSETS
--------------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities of unaffiliated issuers            $1,883,518,349         $869,546,126          $194,296,628
    Securities of affiliated issuers                  66,028,314           20,799,404                    --
    Repurchase Agreements                             46,464,571           71,277,794            66,320,247
Cash                                                     639,155              133,164                21,205
Foreign currencies (Cost $0, $1,398,607,
    $131,074, $15,376 and $341,661)                      131,074               15,634               341,661
Receivables:
    Investments sold                                  24,262,367            5,115,143             4,572,862
    Dividends                                          1,749,886               93,357                20,244
    Interest                                             611,134              152,686                 2,918
    Capital shares sold                                9,210,710            2,499,333             1,307,665
    Unrealized appreciation on foreign
      currency exchange contracts - Note 1 G                 581                  198                    --
Other assets                                              66,591               52,395                29,570
--------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                       2,032,682,732          969,685,234           266,913,000
--------------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------------
Payables:
    Investments purchased                             18,476,869            6,256,027             3,482,937
    Capital shares redeemed                            2,039,027            1,399,109               549,825
    Adviser and affiliates                             1,146,724              613,814               179,525
    Accounts payable and accrued expenses                388,106              342,942               140,216
    Written options at value (Premiums $0,
      $0, $0, $7,537,863, $2,223,554)                         --           12,056,665             3,535,600
    Unrealized depreciation on foreign
      currency exchange contracts - Note 1 G              50,970                3,080                 3,080
--------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                     22,101,696           20,671,637             7,891,183
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                        $2,010,581,036         $949,013,597          $259,021,817
                                                  ==============         ============          ============
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------
Paid-in capital                                   $1,411,682,199         $815,061,060          $227,067,306
Distributions in excess of net investment
    income                                           (47,434,621)         (64,048,128)             (796,871)
Accumulated net realized gain (loss) on
    investments and foreign currencies               115,066,398           72,673,938            12,532,256
Net unrealized appreciation of investments
    and other assets and liabilities
    denominated in foreign currencies                531,267,060          125,326,727            20,219,126
                                                  --------------         ------------          ------------
Net assets applicable to capital shares
    outstanding                                   $2,010,581,036         $949,013,597          $259,021,817
                                                  ==============         ============          ============
    Capital shares outstanding, an
        unlimited number of no par shares
        authorized                                    97,984,089           37,487,149            15,074,710
                                                  ==============         ============          ============
NET ASSET VALUE, PUBLIC OFFERING PRICE,
   REDEMPTION PRICE, PER SHARE                    $        20.52         $      25.32          $      17.18
                                                  ==============         ============          ============

  STATEMENTS OF OPERATIONS


                                                              U.S. TREASURY
                                                               SECURITIES
                                                                CASH FUND
NET INVESTMENT INCOME

INCOME:
---------------------------------------------------------------------------
    Interest and other                                         $4,097,237

EXPENSES:
---------------------------------------------------------------------------
    Management fee                                                598,885
    Transfer agent fees and expenses                              414,961
    Accounting service fees and expenses                           25,828
    Professional fees                                              53,494
    Custodian fees                                                 50,278
    Shareholder reporting                                          74,585
    Registration fees                                              29,696
    Trustee fees and expenses                                      28,546
    Miscellaneous                                                  24,241
                                                               ----------
        Total expenses before reductions                        1,300,514
    Expenses offset - Note 1 J                                       (566)
    Expenses reimbursed - Note 2                                 (109,402)
                                                               ----------
    Net Expenses                                                1,190,546

---------------------------------------------------------------------------
NET INVESTMENT INCOME                                           2,906,691
---------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    Realized gain (loss) from securities                               --
    Net change in unrealized appreciation (depreciation) of
      investments                                                      --

---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 --
---------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                     $2,906,691
                                                               ==========

See accompanying notes to financial statements.

108


                                                                              For the Year Ended June 30, 2008


                                                              U.S. GOVERNMENT
                                                                SECURITIES           NEAR-TERM        TAX FREE
                                                               SAVINGS FUND        TAX FREE FUND        FUND
NET INVESTMENT INCOME

INCOME:
--------------------------------------------------------------------------------------------------------------
    Interest and other                                          $18,091,509          $523,496         $790,951

EXPENSES:
--------------------------------------------------------------------------------------------------------------
    Management fee                                                2,066,736            67,941          128,802
    Transfer agent fees and expenses                                525,735            40,635           45,051
    Accounting service fees and expenses                             78,666            36,276           37,189
    Professional fees                                                82,074            50,716           49,633
    Custodian fees                                                   69,077            13,393           13,592
    Shareholder reporting                                           113,956             2,555            4,452
    Registration fees                                                39,464            13,408           17,447
    Trustee fees and expenses                                        28,546            28,046           28,546
    Miscellaneous                                                    48,773             6,627            7,656
                                                                -----------          --------         --------
        Total expenses before reductions                          3,053,027           259,597          332,368
    Expenses offset - Note 1 J                                           --              (391)             (62)
    Expenses reimbursed - Note 2                                   (951,257)         (198,121)        (212,246)
                                                                -----------          --------         --------
    Net Expenses                                                  2,101,770            61,085          120,060

--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                            15,989,739           462,411          670,891
--------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    Realized gain (loss) from securities                             64,190               277          (42,271)
    Net change in unrealized appreciation (depreciation) of
      investments                                                        --           110,288          (74,214)

--------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               64,190           110,565         (116,485)
--------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                      $16,053,929          $572,976         $554,406
                                                                ===========          ========         ========

  STATEMENTS OF OPERATIONS


                                                ALL AMERICAN        CHINA REGION
                                                EQUITY FUND       OPPORTUNITY FUND
NET INVESTMENT INCOME

INCOME:
----------------------------------------------------------------------------------
    Dividends from unaffiliated issuers          $  230,648         $  1,745,454
    Foreign taxes withheld on dividends              (4,440)            (106,449)
                                                 ----------         ------------
        Net dividends                               226,208            1,639,005
    Interest and other                               84,755              288,073
                                                 ----------         ------------
        TOTAL INCOME                                310,963            1,927,078

EXPENSES:
----------------------------------------------------------------------------------
    Management fee                                  195,312            1,431,338
    Transfer agent fees and expenses                114,632              302,494
    Accounting service fees and expenses             31,004              109,404
    Professional fees                                56,687               74,911
    Custodian fees                                   24,493              181,505
    Shareholder reporting                            22,477               43,189
    Registration fees                                18,457               21,812
    Trustee fees and expenses                        28,546               28,546
    Miscellaneous                                    22,668               36,752
                                                 ----------         ------------
        Total expenses before reductions            514,276            2,229,951
    Expenses offset - Note 1J                          (726)              (1,046)
    Expenses reimbursed - Note 2                    (58,304)                  --
                                                 ----------         ------------
        NET EXPENSES                                455,246            2,228,905

----------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                       (144,283)            (301,827)
----------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS

    Realized gain (loss) from:
        Securities from unaffiliated issuers        403,484            8,268,856
        Securities from affiliated issuers               --                   --
        Written options                                  --                   --
        Foreign currency transactions                  (373)                (571)
                                                 ----------         ------------
        NET REALIZED GAIN                           403,111            8,268,285
                                                 ----------         ------------
    Net change in unrealized appreciation
     (depreciation) of:
        Investments                               1,022,225          (21,301,271)
        Written options                                  --                   --
        Other assets and liabilities
          denominated in foreign currencies              --               20,733
                                                 ----------         ------------
        NET UNREALIZED APPRECIATION
         (DEPRECIATION)                           1,022,225          (21,280,538)
----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS                            1,425,336          (13,012,253)
----------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                       $1,281,053         $(13,314,080)
                                                 ==========         ============

See accompanying notes to financial statements.

110


                                                                              For the Year Ended June 30, 2008


                                                 GLOBAL RESOURCES       WORLD PRECIOUS       GOLD AND PRECIOUS
                                                       FUND             MINERALS FUND           METALS FUND
NET INVESTMENT INCOME

INCOME:
--------------------------------------------------------------------------------------------------------------
    Dividends from unaffiliated issuers            $ 14,738,471          $  2,538,158           $   608,620
    Foreign taxes withheld on dividends                (968,416)             (247,097)              (35,534)
                                                   ------------          ------------           -----------
        Net dividends                                13,770,055             2,291,061               573,086
    Interest and other                                4,675,306             3,033,521             1,310,565
                                                   ------------          ------------           -----------
        TOTAL INCOME                                 18,445,361             5,324,582             1,883,651

EXPENSES:
--------------------------------------------------------------------------------------------------------------
    Management fee                                    9,303,615             6,254,087             1,629,448
    Transfer agent fees and expenses                  2,687,220             1,612,020               455,397
    Accounting service fees and expenses                696,173               501,330               164,466
    Professional fees                                   198,035               160,412                74,268
    Custodian fees                                      582,845               708,402               232,807
    Shareholder reporting                               353,827               214,782                96,239
    Registration fees                                    83,842                61,106                29,954
    Trustee fees and expenses                            28,546                28,546                28,546
    Miscellaneous                                       148,265               129,969                70,107
                                                   ------------          ------------           -----------
        Total expenses before reductions             14,082,368             9,670,654             2,781,232
    Expenses offset - Note 1J                           (91,173)              (20,741)               (4,634)
    Expenses reimbursed - Note 2                             --                    --                    --
                                                   ------------          ------------           -----------
        NET EXPENSES                                 13,991,195             9,649,913             2,776,598

--------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                          4,454,166            (4,325,331)             (892,947)
--------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS

    Realized gain (loss) from:
        Securities from unaffiliated issuers        277,972,030           173,859,833            43,522,592
        Securities from affiliated issuers             (728,926)              147,227                    --
        Written options                                 679,136             4,168,881             2,062,044
        Foreign currency transactions                  (573,378)               13,589               (28,528)
                                                   ------------          ------------           -----------
        NET REALIZED GAIN                           277,348,862           178,189,530            45,556,108
                                                   ------------          ------------           -----------
    Net change in unrealized appreciation
     (depreciation) of:
        Investments                                 231,527,557           (57,059,936)            4,493,644
        Written options                                  (8,349)           (5,145,161)           (1,512,042)
        Other assets and liabilities
          denominated in foreign currencies              51,294                 2,891                (4,751)
                                                   ------------          ------------           -----------
        NET UNREALIZED APPRECIATION
         (DEPRECIATION)                             231,570,502           (62,202,206)            2,976,851
--------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS                              508,919,364           115,987,324            48,532,959
--------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                         $513,373,530          $111,661,993           $47,640,012
                                                   ============          ============           ===========

  STATEMENTS OF CHANGES IN NET ASSETS


                                                           U.S. TREASURY SECURITIES
                                                                   CASH FUND
                                                       ---------------------------------
                                                        YEAR ENDED          YEAR ENDED
                                                       JUNE 30, 2008       JUNE 30, 2007
INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
----------------------------------------------------------------------------------------
    Net investment income                              $  2,906,691        $  5,084,492
    Net realized gain (loss)                                     --                  --
    Net unrealized appreciation                                  --                  --
                                                       ------------        ------------
        NET INCREASE IN NET ASSETS FROM
         OPERATIONS                                       2,906,691           5,084,492

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------
    From net investment income                           (2,910,606)         (5,084,891)
                                                       ------------        ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS              (2,910,606)         (5,084,891)

FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------
    Proceeds from shares sold                           255,882,468         383,660,609
    Distributions reinvested                              2,823,671           4,907,563
                                                       ------------        ------------
                                                        258,706,139         388,568,172
    Cost of shares redeemed                            (262,759,089)       (391,584,524)
                                                       ------------        ------------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
         CAPITAL SHARE TRANSACTIONS                      (4,052,950)         (3,016,352)

----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                    (4,056,865)         (3,016,751)
----------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                                       116,011,565         119,028,316

----------------------------------------------------------------------------------------
END OF YEAR                                            $111,954,700        $116,011,565
----------------------------------------------------------------------------------------
Accumulated undistributed net investment income,
  (distributions in excess of net income), end of
  year                                                 $       (682)       $      1,043
                                                       ============        ============

CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------
    Shares sold                                         255,882,468         383,660,609
    Shares reinvested                                     2,823,671           4,907,563
    Shares redeemed                                    (262,759,089)       (391,584,524)
                                                       ------------        ------------
        NET SHARE ACTIVITY                               (4,052,950)         (3,016,352)
                                                       ============        ============

See accompanying notes to financial statements.

112


                                                          U.S. GOVERNMENT SECURITIES
                                                                 SAVINGS FUND                        NEAR-TERM TAX FREE FUND
                                                      -----------------------------------      -----------------------------------
                                                       YEAR ENDED            YEAR ENDED         YEAR ENDED            YEAR ENDED
                                                      JUNE 30, 2008         JUNE 30, 2007      JUNE 30, 2008         JUNE 30, 2007
INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------------
    Net investment income                             $ 15,989,739          $ 21,124,115        $   462,411           $   501,566
    Net realized gain (loss)                                64,190                 2,458                277                (9,533)
    Net unrealized appreciation                                 --                    --            110,288                67,546
                                                      ------------          ------------        -----------           -----------
        NET INCREASE IN NET ASSETS FROM
         OPERATIONS                                     16,053,929            21,126,573            572,976               559,579

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
    From net investment income                         (15,993,388)          (21,124,058)          (459,010)             (501,654)
                                                      ------------          ------------        -----------           -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS            (15,993,388)          (21,124,058)          (459,010)             (501,654)

FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                          369,995,971           368,491,428          3,217,467             2,312,722
    Distributions reinvested                            15,556,039            20,689,962            356,102               384,910
                                                      ------------          ------------        -----------           -----------
                                                       385,552,010           389,181,390          3,573,569             2,697,632
    Cost of shares redeemed                           (408,499,445)         (355,506,639)        (3,467,805)           (5,202,546)
                                                      ------------          ------------        -----------           -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
         CAPITAL SHARE TRANSACTIONS                    (22,947,435)           33,674,751            105,764            (2,504,914)

----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                  (22,886,894)           33,677,266            219,730            (2,446,989)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                                      469,094,505           435,417,239         13,383,417            15,830,406

----------------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                           $446,207,611          $469,094,505        $13,603,147           $13,383,417
----------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income,
  (distributions in excess of net income), end of
  year                                                $    403,299          $    406,948        $    20,724           $    17,323
                                                      ============          ============        ===========           ===========

CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                        369,995,971           368,491,428          1,487,510             1,078,441
    Shares reinvested                                   15,556,039            20,689,962            165,330               179,915
    Shares redeemed                                   (408,499,445)         (355,506,639)        (1,603,148)           (2,428,359)
                                                      ------------          ------------        -----------           -----------
        NET SHARE ACTIVITY                             (22,947,435)           33,674,751             49,692            (1,170,003)
                                                      ============          ============        ===========           ===========

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                  TAX FREE FUND
                                                       -----------------------------------
                                                        YEAR ENDED            YEAR ENDED
                                                       JUNE 30, 2008         JUNE 30, 2007
INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
------------------------------------------------------------------------------------------
    Net investment income (loss)                        $   670,891           $   619,096
    Net realized gain (loss)                                (42,271)               15,231
    Net unrealized appreciation (depreciation)              (74,214)              (41,981)
                                                        -----------           -----------
        NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS                           554,406               592,346

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------
    From net investment income                             (668,191)             (615,389)
    From net capital gains                                       --                    --
    Tax return of capital                                        --                    --
                                                        -----------           -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                (668,191)             (615,389)

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------
    Proceeds from shares sold                             6,825,328             4,168,323
    Distributions reinvested                                544,322               509,442
    Proceeds from short-term trading fees                        --                    --
                                                        -----------           -----------
                                                          7,369,650             4,677,765
    Cost of shares redeemed                              (4,816,254)           (3,706,262)
                                                        -----------           -----------
        NET INCREASE (DECREASE) IN NET ASSETS
         FROM CAPITAL SHARE TRANSACTIONS                  2,553,396               971,503

------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                     2,439,611               948,460
------------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                                        15,939,992            14,991,532

------------------------------------------------------------------------------------------
END OF YEAR                                             $18,379,603            15,939,992
------------------------------------------------------------------------------------------

Accumulated undistributed net investment income,
  (distributions in excess of net investment
   income), end of year                                 $    34,874           $    32,174
                                                        ===========           ===========

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
    Shares sold                                             563,924               341,911
    Shares reinvested                                        45,182                41,891
    Shares redeemed                                        (398,760)             (304,399)
                                                        -----------           -----------
        NET SHARE ACTIVITY                                  210,346                79,403
                                                        ===========           ===========

See accompanying notes to financial statements.

114


                                                                                                          CHINA REGION
                                                        ALL AMERICAN EQUITY FUND                        OPPORTUNITY FUND
                                                   -----------------------------------         -----------------------------------
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                                   JUNE 30, 2008         JUNE 30, 2007         JUNE 30, 2008         JUNE 30, 2007
INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                    $  (144,283)          $   (62,274)          $  (301,827)          $    14,318
    Net realized gain (loss)                            403,111             2,102,393             8,268,285            13,318,745
    Net unrealized appreciation (depreciation)        1,022,225             1,982,026           (21,280,538)           17,987,184
                                                    -----------           -----------           -----------           -----------
        NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS                     1,281,053             4,022,145           (13,314,080)           31,320,247

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------------------
    From net investment income                               --                    --              (862,509)           (1,333,614)
    From net capital gains                           (2,702,440)           (2,948,106)          (24,776,876)                   --
    Tax return of capital                              (110,537)                   --            (1,395,287)                   --
                                                    -----------           -----------           -----------           -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS          (2,812,977)           (2,948,106)          (27,034,672)           (1,333,614)

FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                        11,702,468             3,497,874            87,256,997            41,842,142
    Distributions reinvested                          2,717,435             2,897,452            26,049,930             1,288,571
    Proceeds from short-term trading fees                   755                   603               363,983               153,356
                                                    -----------           -----------           -----------           -----------
                                                     14,420,658             6,395,929           113,670,910            43,284,069
    Cost of shares redeemed                          (9,854,499)           (5,538,258)          (86,017,501)          (47,227,127)
                                                    -----------           -----------           -----------           -----------
        NET INCREASE (DECREASE) IN NET ASSETS
         FROM CAPITAL SHARE TRANSACTIONS              4,566,159               857,671            27,653,409            (3,943,058)

----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                 3,034,235             1,931,710           (12,695,343)           26,043,575
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                                    23,479,204            21,547,494            93,804,718            67,761,143

----------------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                         $26,513,439           $23,479,204           $81,109,375           $93,804,718
----------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income,
  (distributions in excess of net investment
   income), end of year                             $        --           $        --           $(1,910,999)          $(2,258,850)
                                                    ===========           ===========           ===========           ===========

CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                         422,589               128,990             6,246,450             4,193,823
    Shares reinvested                                    96,056               115,759             2,136,992               128,472
    Shares redeemed                                    (367,851)             (204,356)           (6,934,355)           (4,630,983)
                                                    -----------           -----------           -----------           -----------
        NET SHARE ACTIVITY                              150,794                40,393             1,449,087              (308,688)
                                                    ===========           ===========           ===========           ===========

  STATEMENTS OF CHANGES IN NET ASSETS



                                                           GLOBAL RESOURCES FUND
                                                    -----------------------------------
                                                      YEAR ENDED           YEAR ENDED
                                                    JUNE 30, 2008        JUNE 30, 2007
INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
---------------------------------------------------------------------------------------
    Net investment income (loss)                    $    4,454,166       $    9,042,961
    Net realized gain                                  277,348,862           92,470,318
    Net unrealized appreciation (depreciation)         231,570,502          109,964,218
                                                    --------------       --------------
        NET INCREASE IN NET ASSETS RESULTING FROM
         OPERATIONS                                    513,373,530          211,477,497

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------
    From net investment income                         (78,221,305)         (61,878,978)
    From net capital gains                            (176,347,594)        (120,720,087)
                                                    --------------       --------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS           (254,568,899)        (182,599,065)

FROM CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------
    Proceeds from shares sold                          817,774,032          645,950,934
    Distributions reinvested                           246,775,705          175,690,973
    Proceeds from short-term trading fees                   91,286               65,595
                                                    --------------       --------------
                                                     1,064,641,023          821,707,502
    Cost of shares redeemed                           (696,115,025)        (749,000,008)
                                                    --------------       --------------
        NET INCREASE (DECREASE) IN NET ASSETS
         FROM CAPITAL SHARE TRANSACTIONS               368,525,998           72,707,494

---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                  627,330,629          101,585,926
---------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                                    1,383,250,407        1,281,664,481

---------------------------------------------------------------------------------------
END OF YEAR                                         $2,010,581,036       $1,383,250,407
---------------------------------------------------------------------------------------

Accumulated undistributed net investment income,
  (distributions in excess of net investment
  income), end of year                              $  (47,434,621)      $  (12,989,617)
                                                    ==============       ==============

CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------
    Shares sold                                         44,109,226           39,780,025
    Shares reinvested                                   14,892,921           12,000,749
    Shares redeemed                                    (39,167,676)         (48,049,221)
                                                    --------------       --------------
        NET SHARE ACTIVITY                              19,834,471            3,731,553
                                                    ==============       ==============

See accompanying notes to financial statements.

116


                                                              WORLD PRECIOUS                         GOLD AND PRECIOUS
                                                               MINERALS FUND                            METALS FUND
                                                     ---------------------------------       ---------------------------------
                                                      YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                     JUNE 30, 2008       JUNE 30, 2007       JUNE 30, 2008       JUNE 30, 2007
INCREASE (DECREASE)
 IN NET ASSETS

FROM OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                     $ (4,325,331)       $    564,918        $   (892,947)       $    689,923
    Net realized gain                                 178,189,530         106,003,267          45,556,108          27,431,014
    Net unrealized appreciation (depreciation)        (62,202,206)        (11,580,180)          2,976,851         (36,875,467)
                                                     ------------        ------------        ------------        ------------
        NET INCREASE IN NET ASSETS RESULTING FROM
         OPERATIONS                                   111,661,993          94,988,005          47,640,012          (8,754,530)

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------
    From net investment income                        (99,747,352)        (51,570,418)                 --                  --
    From net capital gains                           (103,097,880)        (69,178,178)        (25,521,881)                 --
                                                     ------------        ------------        ------------        ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS          (202,845,232)       (120,748,596)        (25,521,881)                 --

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                         418,681,230         697,217,101         182,890,757         187,856,134
    Distributions reinvested                          192,776,672         114,711,593          24,120,907                  --
    Proceeds from short-term trading fees                 206,975             815,105             127,619             278,592
                                                     ------------        ------------        ------------        ------------
                                                      611,664,877         812,743,799         207,139,283         188,134,726
    Cost of shares redeemed                          (495,247,072)       (783,452,968)       (148,997,522)       (208,645,621)
                                                     ------------        ------------        ------------        ------------
        NET INCREASE (DECREASE) IN NET ASSETS
         FROM CAPITAL SHARE TRANSACTIONS              116,417,805          29,290,831          58,141,761         (20,510,895)

------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                  25,234,566           3,530,240          80,259,892         (29,265,425)
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of year                                     923,779,031         920,248,791         178,761,925         208,027,350

------------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                          $949,013,597        $923,779,031        $259,021,817        $178,761,925
------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income,
  (distributions in excess of net investment
  income), end of year                               $(64,048,128)       $(15,710,691)       $   (796,871)       $    926,160
                                                     ============        ============        ============        ============

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                        14,550,574          24,505,326          10,241,147          12,003,311
    Shares reinvested                                   8,106,672           4,350,079           1,635,316                  --
    Shares redeemed                                   (17,762,117)        (28,153,172)         (8,730,139)        (13,510,813)
                                                     ------------        ------------        ------------        ------------
        NET SHARE ACTIVITY                              4,895,129             702,233           3,146,324          (1,507,502)
                                                     ============        ============        ============        ============

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2008


NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Investors Funds (Trust) is organized as a Massachusetts business trust, consisting of nine separate funds (Funds), as follows: U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, China Region Opportunity, Global Resources, World Precious Minerals, and Gold and Precious Metals. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended. All funds are diversified with the exception of China Region Opportunity, Global Resources, World Precious Minerals, and Gold and Precious Metals. A nondiversified fund may invest a significant portion of its assets in a small number of companies.

 Gold and Precious Metals Fund changed its name from Gold Shares
 Fund effective December 1, 2007.

 The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S.
 generally accepted accounting principles.

 A. SECURITY VALUATIONS
 The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange of its market at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last bid and ask quotation. Short-term investments with effective maturities of sixty days or less at the date of purchase and investments of U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds are valued at amortized cost, which approximates market value. An independent pricing service values municipal securities, long-term U.S. Government obligations and corporate debt securities using a system based on such factors as credit rating, maturity, coupon and type of security to determine fair value.

 B. FAIR VALUED SECURITIES
 Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. The following factors are generally considered in determining fair value: nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies, the extent of a Fund's investment in the trading securities of the issuer; and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed.

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2008


 For securities traded on international exchanges, if events which may materially affect the value of a Fund's securities occur after the close of the primary exchange and before a Fund's net asset value is next determined, then those securities will be valued at their fair value as determined in good faith under the supervision of the Board of Trustees. The Funds may use a systematic fair value model provided by an independent third party to value international securities.

 C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
 Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, which may include original issue discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income.

 The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate the liquid assets on their books to collateralize the obligation until trade settlement. Such investments are accounted for in the same manner as marketable portfolio securities.

 The equity funds may invest in private placements and initial public offerings (IPOs), the volatility of which may significantly affect performance. There is no guarantee that these high-risk investments will affect a Fund's performance in the same way in the future.

 D. REPURCHASE AGREEMENTS
 The Funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold, as collateral, underlying securities with a value exceeding the principal amount of the repurchase obligation. The Funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

 E. OPTIONS
 Some Funds may write or purchase options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risk of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium.

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2008


 As of June 30, 2008, portfolios securities valued at $88,216,082 and $26,316,331 were held in escrow by the custodian as cover for call options written for the World Precious Minerals Fund and Gold and Precious Metals Fund, respectively.

 Transactions in written call options during the year ended June 30, 2008, were as follows:

                                                  GLOBAL                  WORLD PRECIOUS
                                              RESOURCES FUND               MINERALS FUND
                                        -----------------------------------------------------
                                          NUMBER OF      PREMIUMS     NUMBER OF    PREMIUMS
                                          CONTRACTS      RECEIVED     CONTRACTS    RECEIVED
  Options outstanding at June 30, 2007         500      $    43,349      7,130    $ 2,066,859
  Options written                           35,839       10,405,358     68,467     12,507,964
  Options closed                           (15,059)      (5,104,355)   (21,664)    (3,483,234)
  Options expired                          (18,080)      (4,602,826)    (7,994)    (1,115,269)
  Options exercised                         (3,200)        (741,526)   (10,777)    (2,438,457)
                                          --------      -----------    -------    -----------
  Options outstanding at June 30, 2008           0      $         0     35,162    $ 7,537,863
                                          ========      ===========    =======    ===========

                                           GOLD AND PRECIOUS
                                              METALS FUND
                                        -----------------------
                                        NUMBER OF    PREMIUMS
                                        CONTRACTS    RECEIVED

  Options outstanding at June 30, 2007     2,850    $   785,797
  Options written                         27,299      4,372,350
  Options closed                          (8,285)    (1,165,760)
  Options expired                         (3,874)      (408,152)
  Options exercised                       (6,687)    (1,360,681)
                                        --------    -----------
  Options outstanding at June 30, 2008    11,303    $ 2,223,554
                                        ========    ===========

 F. FOREIGN CURRENCY TRANSACTIONS
 Some Funds may invest in securities of foreign issuers. The accounting records of these funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transaction. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other unrealized foreign currency gains or losses are reported separately.

 G. FORWARD FOREIGN CURRENCY CONTRACTS
 The Funds may enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting, is included in the statement of assets and liabilities.

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2008


 Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

 Open forward foreign currency contracts at June 30, 2008, were:

                                   FOREIGN      IN EXCHANGE    SETTLEMENT               UNREALIZED      UNREALIZED
  FUND CONTRACT                    CURRENCY       FOR USD         DATE       VALUE     APPRECIATION   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
  Global Resources
      SALES:
      Canadian Dollar                281,500     $ 276,007      07/14/08   $ 276,019      $   --         $   (12)
      Canadian Dollar                655,158       642,942      07/18/08     642,361         581              --
                                                 ---------                 ---------      ------         -------
                                                   918,949                   918,380         581             (12)
      PURCHASES:
      Canadian Dollar              6,000,000     5,934,718      07/08/08   5,883,760          --         (50,958)

  World Precious Minerals
      SALES:
      Canadian Dollar                 29,797        29,415      07/15/08      29,217         198              --
      PURCHASES:
      Canadian Dollar              1,250,000     1,228,863      07/08/08   1,225,783          --          (3,080)

  Gold and Precious Metals
      PURCHASES:
      Canadian Dollar              1,250,000     1,228,863      07/08/08   1,225,783          --          (3,080)

 H. FEDERAL INCOME TAXES
 The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required.

 I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

 The Funds generally make distributions at least annually. The U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds accrue dividends, on a daily basis with payment monthly. The Tax Free and Near-Term Tax Free Funds pay monthly dividends. Dividends and distributions payable at period end are processed for reinvestment on the following business day.

 J. EXPENSES
 Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Expense offset arrangements have been made with the Funds' custodian so the custodian fees may be paid indirectly by credits

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2008


 earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

 K. SHORT-TERM TRADING (REDEMPTION) FEES
 Shares held in the All American Equity Fund 30 days or less are subject to a short-term trading fee equal to 0.10% of the proceeds of the redeemed shares. Shares held in the China Region Opportunity Fund 180 days or less are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. Shares held in the Global Resources Fund held 30 days or less are subject to a short-term trading fee equal to 0.25% of the proceeds of the redeemed shares. Shares held in the World Precious Minerals and Gold and Precious Metals Funds 30 days or less are subject to a short-term trading fee equal to 0.50% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid-in capital.

 L. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 M. NEW ACCOUNTING PRONOUNCEMENTS
 In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes. This standard defines the threshold for recognizing the benefits of tax-return positions the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements had been issued. Acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained. Management of the Funds has analyzed the tax positions of the Funds. Upon adoption of FIN 48 on December 31, 2007, management identified no uncertain tax positions that have not met the more likely-than-not standard. As of June 30, 2008, tax years 2004 through 2007 remain subject to examination by the Funds' major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2008


 In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

 In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued. SFAS 161 requires enhanced disclosures about the use of and accounting for derivative instruments. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is in the process of evaluating the impact adoption of SFAS 161 will have on the Funds' financial statement disclosures.

NOTE 2: RELATED PARTY TRANSACTIONS

 U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through February 28, 2009, furnishes management and investment advisory services and, subject to the supervision of the Trustees, directs the investments of each Fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Adviser.

 For the services of the Adviser, each Fund pays a management fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee for each fund is:

                                               ANNUAL PERCENTAGE OF
               FUND                          AVERAGE DAILY NET ASSETS
  -------------------------------------------------------------------------
  Gold and Precious Metals,             .75% of the first $250,000,000 and
  All American Equity and Tax Free      .50% of the excess

  U.S. Treasury Securities Cash and     .50% of the first $250,000,000 and
  U.S. Government Securities Savings    .375% of the excess

  World Precious Minerals and           1.00% of the first $250,000,000 and
  Global Resources                      .50% of the excess

  Near-Term Tax Free                    0.50%

  China Region Opportunity              1.25%

 The Adviser has agreed to reimburse specific funds so that their total operating expenses will not exceed certain annual percentages of average net assets. The expenses for the year ended June 30, 2008, were limited as follows: U.S. Treasury Securities Cash Fund at 1.00%, U.S. Government Securities Savings Fund at 0.45%, Near-Term Tax Free Fund at 0.45%, Tax Free Fund at 0.70% and All American Equity Fund at 1.75%. These contractual limitations will continue through November 1, 2008, and until such later date as the Adviser determines.

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2008


 As of March 19, 2008, the Adviser voluntarily agreed to waive fees and/or reimburse U.S. Treasury Securities Cash Fund and U.S. Government Securities Savings Fund to the extent necessary to maintain the respective fund's yield at a certain level as determined by the Adviser (Minimum Yield). The Adviser may recapture any fees waived and/or expenses reimbursed within three years after the end of the fiscal year of such waiver and/or reimbursement to the extent that such recapture would not cause the fund's yield to fall below the Minimum Yield. For the year ended June 30, 2008, fees waived and/or expenses reimbursed as a result of this agreement were $4,259 and $0 for the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund, respectively. The U.S. Treasury Securities Cash Fund reimbursed the Adviser the previously waived amount of $4,259 during the year ended June 30, 2008. As of June 30, 2008, there were no amounts recoverable by the Adviser under this agreement.

 United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is the transfer agent for the Funds. Each Fund pays fees based on the number of shareholder accounts, certain base fees and transaction- and activity-based fees for transfer agency and shareholder mailing services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds. The Adviser was reimbursed for in-house legal, compliance and internal administration services pertaining to the Funds during the year ended June 30, 2008, in the amounts of $232,966, $89,876 and $27,790, respectively.

 Brown Brothers Harriman & Co. serves as the custodian, fund accounting and administration service agent with a fee structure based primarily on average net assets of the Funds.

 The independent Trustees receive compensation for serving on the Board. The Chairman and members of special committees receive additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the Funds for serving on the Board.

NOTE 3: INVESTMENT ACTIVITY

 Cost of purchases and proceeds from sales of long-term securities for the year ended June 30, 2008, are summarized as follows:

  FUND                                      PURCHASES          SALES
  -----------------------------------------------------------------------
  Near-Term Tax Free                      $    4,406,375   $      953,048
  Tax Free                                     4,480,591        1,702,818
  All American Equity                         52,711,140       52,897,221
  China Region Opportunity                   216,277,017      220,393,469
  Global Resources                         2,089,171,243    2,010,886,395
  World Precious Minerals                    524,366,351      610,103,749
  Gold and Precious Metals                   158,255,988      169,726,670

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2008


 U.S. Treasury Securities Cash and U.S. Government Securities
 Savings held only short-term investments. The Funds neither purchased nor sold long-term U.S. government securities during the period.

 Investments in foreign issuers as a percent of total investments at June 30, 2008, were: 16.39% of All American, 82.50% of China Region Opportunity, 44.61% of Global Resources, 81.83% of World Precious Minerals and 57.45% of Gold and Precious Metals.

NOTE 4: TAX INFORMATION

 The following table presents the income tax basis of the securities owned at June 30, 2008, and the tax basis components of net unrealized appreciation or depreciation:

                                                        GROSS           GROSS       NET UNREALIZED
                                       AGGREGATE      UNREALIZED     UNREALIZED      APPRECIATION
             FUND                       TAX COST     APPRECIATION   DEPRECIATION    (DEPRECIATION)
  ------------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash      $  112,088,389  $        --    $          --    $         --
  U.S. Government Securities Savings    445,165,219           --               --              --
  Near-Term Tax Free                     13,184,230      131,060          (58,312)         72,748
  Tax Free                               17,605,063      447,729         (210,665)        237,064
  All American Equity                    21,691,554    4,748,842         (320,880)      4,427,962
  China Region Opportunity               85,897,015    5,751,612       (6,336,846)       (585,234)
  Global Resources                    1,513,123,802  544,055,719      (61,168,287)    482,887,432
  World Precious Minerals               899,100,337  190,712,508     (128,189,521)     62,522,987
  Gold and Precious Metals              241,219,632   37,068,779      (17,671,536)     19,397,243

 As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

                                      UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED   NET UNREALIZED
                                       TAX EXEMPT       ORDINARY        LONG-TERM      APPRECIATION
             FUND                        INCOME          INCOME       CAPITAL GAINS   (DEPRECIATION)
  --------------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash          $    --       $        --     $        --     $         --
  U.S. Government Securities Savings          --           470,870              --               --
  Near-Term Tax Free                       3,130            26,084              --           72,748
  Tax Free                                17,275            28,412              --          237,064
  All American Equity                         --                --              --        4,427,962
  China Region Opportunity                    --                --              --         (563,365)
  Global Resources                            --        30,192,825      85,779,393      482,887,432
  World Precious Minerals                     --                --      75,941,330       58,011,189
  Gold and Precious Metals                    --         7,354,676       6,511,475       18,088,361

 The differences between book-basis and tax-basis unrealized appreciation (depreciation) for the All American Equity, China Region Opportunity, Global Resources, World Precious Minerals and Gold and Precious Metals Funds are attributable primarily to the tax deferral of losses on wash sales, investment in

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2008


 passive foreign investment companies (PFIC), forwards marked to market, unreversed return of capital in Canadian Trusts, adjustments for partnerships, tax straddle loss deferrals on written options, and adjustments for grantor trusts.

 Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2008, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                         ACCUMULATED NET     ACCUMULATED NET      PAID-IN
                FUND                    INVESTMENT INCOME     REALIZED GAIN       CAPITAL
  ------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash            $     2,190        $     10,657      $    (12,847)
  U.S. Government Securities Savings                --                  --                --
  Near-Term Tax Free                                --              17,590           (17,590)
  Tax Free                                          --                  --                --
  All American Equity                          144,283             (33,746)         (110,537)
  China Region Opportunity                   2,747,487          (1,352,200)       (1,395,287)
  Global Resources                          39,322,135         (39,321,519)             (616)
  World Precious Minerals                   55,735,246         (55,735,246)               --
  Gold and Precious Metals                    (830,084)            830,084                --

 The tax character of distributions paid during the year ended June 30, 2008, were as follows:

                                  TAX-EXEMPT      ORDINARY       LONG-TERM     TAX RETURN
          FUND                      INCOME         INCOME      CAPITAL GAINS   OF CAPITAL      TOTAL
  ------------------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash    $     --     $  2,910,606    $        --    $      --    $  2,910,606
  U.S. Government Securities
   Savings                               --       15,993,388             --           --      15,993,388
  Near-Term Tax Free                397,725           61,285             --           --         459,010
  Tax Free                          598,358           69,833             --           --         668,191
  All American Equity                    --        2,184,301        518,139      110,537       2,812,977
  China Region Opportunity               --       23,799,607      1,839,778    1,395,287      27,034,672
  Global Resources                       --      149,122,250    105,446,649           --     254,568,899
  World Precious Minerals                --      120,839,685     82,005,547           --     202,845,232
  Gold and Precious Metals               --        1,341,359     24,180,522           --      25,521,881

 The tax character of distributions paid during the fiscal year ended June 30, 2007, were as follows:

                                     TAX-EXEMPT      ORDINARY       LONG-TERM
               FUND                    INCOME         INCOME      CAPITAL GAINS      TOTAL
  --------------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash       $     --     $  5,084,891    $        --    $  5,084,891
  U.S. Government Securities Savings        --       21,124,058             --      21,124,058
  Near-Term Tax Free                   439,674           61,980             --         501,654
  Tax Free                             542,232           73,157             --         615,389
  All American Equity                       --        2,601,988        346,118       2,948,106
  China Region Opportunity                  --        1,333,614             --       1,333,614
  Global Resources                          --      146,150,003     36,449,062     182,599,065
  World Precious Minerals                   --       77,575,723     43,172,873     120,748,596
  Gold and Precious Metals                  --               --             --              --

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2008


 Net realized capital loss carryforwards, for federal income tax purposes, may be used to offset current or future capital gains until expiration. The Funds' tax-basis capital gains and losses are determined only at the end of each fiscal year. The loss carryforwards and related expiration dates for each fund, as of June 30, 2008, are as follows:

                                                      EXPIRATION DATE
                                      ------------------------------------------------
                 FUND                    2009         2010         2011        2012
  ------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash       $       --   $        --   $    285   $       --
  U.S. Government Securities Savings          --            --         --           --
  Near-Term Tax Free                      59,454            --         --       46,218
  Tax Free                               234,550            --         --       90,567
  All American Equity                         --            --         --           --
  China Region Opportunity                    --            --         --           --
  Global Resources                            --            --         --           --
  World Precious Minerals                     --            --         --           --
  Gold and Precious Metals                    --            --         --           --

                                             EXPIRATION DATE
                                 ----------------------------------------------------
              FUND                2013       2014      2015       2016       TOTAL
  -----------------------------------------------------------------------------------
  U.S. Treasury Securities Cash  $    --   $     --   $    --   $     --   $      285
  U.S. Government Securities
    Savings                           --         --        --         --           --
  Near-Term Tax Free              33,686      2,760   202,719      2,488      347,325
  Tax Free                       421,236         --        --         --      746,353
  All American Equity                 --         --        --         --           --
  China Region Opportunity            --         --        --         --           --
  Global Resources                    --         --        --         --           --
  World Precious Minerals             --         --        --         --           --
  Gold and Precious Metals            --         --        --         --           --

                                                                POST OCTOBER 31, 2007
              FUND                                              CAPITAL LOSS DEFERRAL
  -----------------------------------------------------------------------------------
  Near-Term Tax Free                                                  $      112
  Tax Free                                                                44,644
  All American Equity                                                    565,365
  China Region Opportunity                                             6,289,649

 The amounts above, in accordance with tax rules, are deemed to have occurred on July 1, 2008.

NOTE 5: RISKS OF CONCENTRATIONS

 The China Region Opportunity Fund may be exposed to risks not typically associated with investments in the United States, due to concentration of investments in foreign issuers in the region. These investments present risks resulting from disruptive political or economic conditions and the potential imposition of adverse governmental laws or currency exchange restrictions affecting the area.

 The investment policies of the World Precious Minerals and Gold and Precious Metals Funds present unique risks to their respective portfolios' values. The prices

  NOTES TO FINANCIAL STATEMENTS                        June 30, 2008


 of gold and other precious metals may be subject to fluctuations caused by international monetary and political developments including trade or currency restrictions, currency devaluation and revaluation, and social and political conditions within a country. Fluctuations in the prices of gold and other precious metals will affect the market values of the securities held by these funds.

NOTE 6: CREDIT ARRANGEMENTS

 Each of the U.S. Global Investors Funds, along with other funds under common management, has a revolving credit facility with Brown Brothers Harriman & Co. (BBH). Borrowings of each Fund are collateralized by any or all of the securities held by BBH as the Funds' custodian. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each fund has a maximum borrowing limit of 10% of qualified assets. The aggregate borrowings by all the funds under the agreement cannot exceed $30,000,000 at any one time. There were no borrowings under the revolving credit facility during the year ended June 30, 2008. The U.S. Global Investors Funds paid BBH $22,875 in commitment fees during the year ended June 30, 2008, under this arrangement.

NOTE 7: SHARES OF BENEFICIAL INTEREST

 At June 30, 2008, individual shareholders holding more than 5% of outstanding shares comprised 6.88% and 20.65% of the Near-Term Tax Free Fund and Tax Free Fund, respectively. In addition, the Adviser held 10.82% and 8.76% of the Near-Term Tax Free Fund and the Tax Free Fund, respectively. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 8: PROPOSED CHANGES TO FUNDS

 The Trustees have recommended certain changes to the organization and contracts of the Funds. The changes are conditioned upon approval by the shareholders of each Fund. Approval of these changes by the shareholders of the Funds is the subject of a Special Meeting of Shareholders to be held in September 2008. The Trustees have recommended that the Funds' shareholders approve these changes.

  FINANCIAL HIGHLIGHTS


U.S. TREASURY SECURITIES CASH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2008       2007       2006       2005       2004
NET ASSET VALUE, BEGINNING OF YEAR                       $1.00      $1.00      $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                    .02        .04        .03        .01         --(a)
  Net realized and unrealized gain                          --         --         --         --         --
                                                      --------   --------   --------   --------   --------
  Total from investment activities                         .02        .04        .03        .01         --(a)
                                                      --------   --------   --------   --------   --------
Distributions from net investment income                  (.02)      (.04)      (.03)      (.01)        --(a)

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $1.00      $1.00      $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)                 2.46%      4.36%      3.11%      1.12%       .08%
Ratios to Average Net Assets:
  Net investment income                                   2.43%      4.27%      3.06%      1.11%       .07%
  Total expenses                                          1.09%       .91%       .92%       .97%      1.00%
  Expenses reimbursed (c)                                 (.09)%     (.02)%       --         --       (.04)%
  Net recouped fees (d)                                     --(f)      --        .03%        --         --
  Net expenses (e)                                        1.00%       .89%       .95%       .97%       .96%

NET ASSETS, END OF YEAR (IN THOUSANDS)                $111,955   $116,012   $119,028   $124,058   $112,575

(a)  The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(d) During the year ended June 30, 2004, the Adviser waived fees and/or reimbursed expenses as a result of a Minimum Yield Agreement in the amount of $45,136. As allowed by the recapture provision of this agreement, the U.S. Treasury Securities Cash Fund reimbursed the Adviser the previously waived amount of $45,136 during the year ended June 30, 2006. During the year ended June 30, 2008, the Adviser waived fees and/or reimbursed expenses under the Minimum Yield Agreement in the amount of $4,259. The Fund reimbursed the Adviser the $4,259 during the year ended June 30, 2008.

(e) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                      YEAR ENDED JUNE 30,
                                                ----------------------------------------------------------------
                                                          2008      2007      2006      2005      2004
    U.S. Treasury Securities Fund
    -----------------------------
    Ratios to Average Net Assets:
    Expenses offset (f)                                     --        --        --        --        --

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.
                                                                 129

  FINANCIAL HIGHLIGHTS


U.S. GOVERNMENT SECURITIES SAVINGS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2008        2007        2006       2005       2004
NET ASSET VALUE, BEGINNING OF YEAR                       $1.00       $1.00       $1.00      $1.00      $1.00
------------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                    .03         .05         .04        .02        .01
  Net realized and unrealized gain                          --(a)       --(a)       --         --         --
                                                      --------    --------    --------   --------   --------
  Total from investment activities                         .03         .05         .04        .02        .01
                                                      --------    --------    --------   --------   --------
Distributions from net investment income                  (.03)       (.05)       (.04)      (.02)      (.01)

------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $1.00       $1.00       $1.00      $1.00      $1.00
------------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)                 3.47%       4.86%       3.69%      1.70%       .63%
Ratios to Average Net Assets:
  Net investment income                                   3.42%       4.75%       3.64%      1.67%       .61%
  Total expenses                                           .65%        .62%        .64%       .65%       .65%
  Expenses reimbursed (c)                                 (.20)%      (.17)%      (.19)%     (.20)%     (.20)%
  Net expenses (d)                                         .45%        .45%        .45%       .45%       .45%

NET ASSETS, END OF YEAR (IN THOUSANDS)                $446,208    $469,095    $435,417   $411,979   $441,722

(a)  The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(d) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                      YEAR ENDED JUNE 30,
                                                ----------------------------------------------------------------
                                                          2008      2007      2006      2005      2004

    U.S. Government Securities Savings Fund
    ---------------------------------------
    Ratios to Average Net Assets:
    Expenses offset (e)                                     --        --        --        --        --

(e)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.
130

  FINANCIAL HIGHLIGHTS


NEAR-TERM TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2008       2007        2006      2005*      2004*
NET ASSET VALUE, BEGINNING OF YEAR                       $2.12      $2.12       $2.17      $2.17      $2.23
-----------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                    .07        .07         .07        .07        .06
  Net realized and unrealized gain (loss)                  .02         --(a)     (.05)      (.01)      (.06)
                                                      --------   --------    --------   --------   --------
  Total from investment activities                         .09        .07         .02        .06        .00
                                                      --------   --------    --------   --------   --------
Distributions from net investment income                  (.07)      (.07)       (.07)      (.06)      (.06)

-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $2.14      $2.12       $2.12      $2.17      $2.17
-----------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)                 4.42%      3.51%        .75%      2.75%       .20%
Ratios to Average Net Assets:
  Net investment income                                   3.41%      3.43%       3.08%      2.79%      2.73%
  Total expenses                                          1.91%      1.63%       1.54%      1.49%      1.25%
  Expenses reimbursed (c)                                (1.46)%    (1.18)%     (1.09)%    (1.04)%     (.80)%
  Net expenses (d)                                         .45%       .45%        .45%       .45%       .45%
Portfolio turnover rate                                      8%        22%         33%         5%        21%

NET ASSETS, END OF YEAR (IN THOUSANDS)                 $13,603    $13,383     $15,830    $18,706    $18,673

* The values shown for Near-Term Tax Free Fund prior periods have been adjusted to reflect the 5-for-1 stock split, which was effective on January 3, 2005.

(a)  The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(d) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                      YEAR ENDED JUNE 30,
                                                ----------------------------------------------------------------
                                                          2008      2007      2006      2005      2004
    Near-Term Tax Free Fund
    -----------------------
    Ratios to Average Net Assets:
    Expenses offset (e)                                     --        --        --        --        --

(e)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS


TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2008       2007        2006       2005       2004
NET ASSET VALUE, BEGINNING OF YEAR                      $11.98     $11.98      $12.33     $12.08     $12.65
-----------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                    .47        .50         .52        .44        .43
  Net realized and unrealized gain (loss)                 (.05)        --(a)     (.36)       .25       (.58)
                                                      --------   --------    --------   --------   --------
  Total from investment activities                         .42        .50         .16        .69       (.15)
                                                      --------   --------    --------   --------   --------
Distributions from net investment income                  (.47)      (.50)       (.51)      (.44)      (.42)

-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $11.93     $11.98      $11.98     $12.33     $12.08
-----------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)                 3.54%      4.15%       1.30%      5.78%     (1.25)%
Ratios to Average Net Assets:
  Net investment income                                   3.91%      4.09%       4.01%      3.50%      3.22%
  Total expenses                                          1.94%      1.86%       1.69%      1.47%      1.09%
  Expenses reimbursed (c)                                (1.24)%    (1.16)%      (.99)%     (.77)%     (.39)%
  Net expenses (d)                                         .70%       .70%        .70%       .70%       .70%
Portfolio turnover rate                                     11%         6%         19%        40%        54%

NET ASSETS, END OF YEAR (IN THOUSANDS)                 $18,380    $15,940     $14,992    $22,433    $28,167

(a)  The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.

(d) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                      YEAR ENDED JUNE 30,
                                                ----------------------------------------------------------------
                                                          2008      2007      2006      2005      2004
    Tax Free Fund
    -------------
    Ratios to Average Net Assets:
    Expenses offset (e)                                     --        --        --        --        --

(e)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS


ALL AMERICAN EQUITY FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2008       2007       2006       2005       2004
NET ASSET VALUE, BEGINNING OF YEAR                      $28.58     $27.59     $24.47     $22.53     $19.15
----------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                                     (.15)      (.08)      (.18)      (.02)      (.11)
  Net realized and unrealized gain                        1.98       4.94       3.89       1.96       3.49
                                                      --------   --------   --------   --------   --------
  Total from investment activities                        1.83       4.86       3.71       1.94       3.38
                                                      --------   --------   --------   --------   --------
Distributions
  From net realized gains                                (3.01)     (3.87)      (.59)        --         --
  From tax return of capital                              (.13)        --         --         --         --
                                                      --------   --------   --------   --------   --------
Total distributions                                      (3.14)     (3.87)      (.59)        --         --
                                                      --------   --------   --------   --------   --------
Short-Term Trading Fees * (a)                               --         --         --         --         --

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $27.27     $28.58     $27.59     $24.47     $22.53
----------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)                 5.99%     19.59%     15.25%      8.61%     17.65%
Ratios to Average Net Assets:
  Net investment loss                                     (.55)%     (.28)%     (.67)%     (.09)%     (.49)%
  Total expenses                                          1.98%      2.01%      2.20%      2.44%      2.31%
  Expenses reimbursed (c)                                 (.23)%     (.26)%     (.44)%     (.69)%     (.56)%
  Net expenses (d)                                        1.75%      1.75%      1.76%      1.75%      1.75%
Portfolio turnover rate                                    225%       223%       369%       262%        96%

NET ASSETS, END OF YEAR (IN THOUSANDS)                 $26,513    $23,479    $21,547    $19,253    $19,974

*    Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Expenses reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred.

(d) The net expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio had such reductions not occurred. The effect of expenses offset are as follows:

                                                                      YEAR ENDED JUNE 30,
                                                ----------------------------------------------------------------
                                                          2008      2007      2006      2005      2004
    All American Equity Fund
    ------------------------
    Ratios to Average Net Assets:
    Expenses offset                                         --(e)     --(e)   (0.01)%     --(e)     --(e)

(e)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS


CHINA REGION OPPORTUNITY FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2008       2007       2006       2005       2004
NET ASSET VALUE, BEGINNING OF YEAR                      $12.55      $8.71      $6.87      $5.86      $4.17
----------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                            (.03)*       --*      (.01)*     (.06)        --*
  Net realized and unrealized gain (loss)                 (.27)*     3.98*      2.02       1.22       1.69
                                                      --------   --------   --------   --------   --------
  Total from investment activities                        (.30)      3.98       2.01       1.16       1.69
                                                      --------   --------   --------   --------   --------
Distributions
  From net investment income                              (.10)      (.16)      (.19)      (.16)      (.05)
  From net realized gains                                (2.93)        --         --         --         --
  From tax return of capital                              (.17)        --         --         --         --
                                                      --------   --------   --------   --------   --------
Total distributions                                      (3.20)      (.16)      (.19)      (.16)      (.05)
                                                      --------   --------   --------   --------   --------
Short-Term Trading Fees *                                  .04        .02        .02        .01        .05

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $9.09     $12.55      $8.71      $6.87      $5.86
----------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding accounts fees) (a)               (8.58)%    46.34%     30.03%     19.98%     41.63%
Ratios to Average Net Assets:
  Net investment income (loss)                            (.26)%      .02%      (.08)%     (.54)%      .05%
  Expenses (b)                                            1.95%      2.02%      2.31%      2.56%      2.25%
Portfolio turnover rate                                    208%       208%       292%       136%       126%

NET ASSETS, END OF YEAR (IN THOUSANDS)                 $81,109    $93,805    $67,761    $30,511    $35,090

*    Based on average monthly shares outstanding.

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                      YEAR ENDED JUNE 30,
                                                ----------------------------------------------------------------
                                                          2008      2007      2006      2005      2004
    China Region Opportunity Fund
    -----------------------------
    Ratios to Average Net Assets:
    Expenses offset                                         --(c)     --(c)   (0.01)%     --(c)     --(c)

(c)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS


GLOBAL RESOURCES FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                       2008         2007         2006       2005       2004
NET ASSET VALUE, BEGINNING OF YEAR                   $17.70       $17.22       $12.67      $8.39      $5.14
-----------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                 .05*         .21          .29        .25        .12
  Net realized and unrealized gain                     5.86*        2.86         5.63       4.67       3.26
                                                 ----------   ----------   ----------   --------   --------
  Total from investment activities                     5.91         3.07         5.92       4.92       3.38
                                                 ----------   ----------   ----------   --------   --------
Distributions
  From net investment income                           (.95)        (.88)        (.32)      (.34)      (.13)
  From net realized gains                             (2.14)       (1.71)       (1.05)      (.30)        --
                                                 ----------   ----------   ----------   --------   --------
Total distributions                                   (3.09)       (2.59)       (1.37)      (.64)      (.13)
                                                 ----------   ----------   ----------   --------   --------
Short-Term Trading Fees * (a)                            --           --           --         --         --

-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                         $20.52       $17.70       $17.22     $12.67      $8.39
-----------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (b)             37.59%       20.94%       48.91%     60.21%     65.73%
Ratios to Average Net Assets:
  Net investment income                                 .28%         .74%        1.07%       .91%       .74%
  Expenses (c)                                          .88%         .95%         .96%      1.30%      1.54%
Portfolio turnover rate                                 133%         122%         157%       116%       140%

NET ASSETS, END OF YEAR (IN THOUSANDS)           $2,010,581   $1,383,250   $1,281,664   $488,183   $135,574

*    Based on average monthly shares outstanding.

(a)  The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) The expense ratios shown above reflect expenses after reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                      YEAR ENDED JUNE 30,
                                                ----------------------------------------------------------------
                                                          2008      2007      2006      2005      2004

    Global Resources Fund
    ---------------------
    Ratios to Average Net Assets:
    Expenses offset                                       (0.01)%   (0.01)%   (0.01)%     --(d)     --(d)

(d)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS


WORLD PRECIOUS MINERALS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2008       2007       2006       2005       2004
NET ASSET VALUE, BEGINNING OF YEAR                      $28.34     $28.86     $15.50     $13.68      $9.75
----------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                            (.13)*       --*       .72       (.22)      (.17)*
  Net realized and unrealized gain                        3.70*      3.02      13.62       2.42       5.85
                                                      --------   --------   --------   --------   --------
  Total from investment activities                        3.57       3.02      14.34       2.20       5.68
                                                      --------   --------   --------   --------   --------
Distributions
  From net investment income                             (3.25)     (1.52)      (.67)      (.46)     (1.86)
  From net realized gains                                (3.35)     (2.04)      (.37)        --         --
                                                      --------   --------   --------   --------   --------
Total distributions                                      (6.60)     (3.56)     (1.04)      (.46)     (1.86)
                                                      --------   --------   --------   --------   --------
Short-Term Trading Fees*                                   .01        .02        .06        .08        .11

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $25.32     $28.34     $28.86     $15.50     $13.68
----------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)                14.14%     11.48%     96.21%     16.50%     57.42%
Ratios to Average Net Assets:
  Net investment income (loss)                            (.43)%      .06%       .05%     (1.01)%    (1.15)%
  Expenses (b)                                             .97%       .99%      1.13%      1.48%      1.47%
Portfolio turnover rate                                     58%        54%        66%        55%        65%

NET ASSETS, END OF YEAR (IN THOUSANDS)                $949,014   $923,779   $920,249   $268,312   $246,852

*    Based on average monthly shares outstanding.

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                      YEAR ENDED JUNE 30,
                                                ----------------------------------------------------------------
                                                          2008      2007      2006      2005      2004

    World Precious Minerals Fund
    ----------------------------
    Ratios to Average Net Assets:
    Expenses offset (c)                                     --        --        --        --        --

(c)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS


GOLD AND PRECIOUS METALS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2008       2007       2006       2005       2004
NET ASSET VALUE, BEGINNING OF YEAR                      $14.99     $15.48      $7.67      $7.00      $5.18
----------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)                            (.08)*      .05       (.01)*     (.11)      (.10)
  Net realized and unrealized gain (loss)                 4.69       (.56)      7.88        .79       1.91
                                                      --------   --------   --------   --------   --------
  Total from investment activities                        4.61       (.51)      7.87        .68       1.81
                                                      --------   --------   --------   --------   --------
Distributions from net realized gains                    (2.43)        --       (.12)      (.05)      (.03)
Short-Term Trading Fees *                                  .01        .02        .06        .04        .04

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $17.18     $14.99     $15.48      $7.67      $7.00
----------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)                33.49%     (3.17)%   104.15%     10.19%     35.57%
Ratios to Average Net Assets:
  Net investment income (loss)                            (.41)%      .31%      (.06)%    (1.13)%    (1.45)%
  Expenses (b)                                            1.27%      1.29%      1.47%      1.97%      1.93%
Portfolio turnover rate                                     93%        72%        78%        66%        85%

NET ASSETS, END OF YEAR (IN THOUSANDS)                $259,022   $178,762   $208,027    $63,816    $66,732

*    Based on average monthly shares outstanding.

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, had such reductions not occurred. The effect of expenses offset are as follows:

                                                                      YEAR ENDED JUNE 30,
                                                ----------------------------------------------------------------
                                                          2008      2007      2006      2005      2004

    Gold and Precious Metals Fund
    -----------------------------
    Ratios to Average Net Assets:
    Expenses offset                                         --(c)   (0.01)%     --(c)     --(c)     --(c)

(c)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Trustees and Shareholders
of U.S. Global Investors Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Treasury Securities Cash Fund, U.S. Government Securities Savings Fund, Near-Term Tax Free Fund, Tax Free Fund, All American Equity Fund, China Region Opportunity Fund, Global Resources Fund, World Precious Minerals Fund and Gold and Precious Metals Fund, each a portfolio of U.S. Global Investors Funds (the "Trust") as of June 30, 2008, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting U.S. Global Investors Funds, as of June 30, 2008, and the results of their operations, the changes in their net assets and financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                         /s/ KPMG LLP

Boston, Massachusetts
August 27, 2008

  TRUSTEES AND OFFICERS (UNAUDITED)                    June 30, 2008


The following table presents information about the Trustees as of June 30, 2008, together with a brief description of their principal occupations during the last five years. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72 years of age. If you would like more information about the Trustees, you may call 1-800-US-FUNDS (1-800-873-8637) to request a free copy of the Statement of Additional Information.

NON-INTERESTED TRUSTEES

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED
NUMBER OF PORTFOLIOS IN FUND      PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE      DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------
Mr. J. Michael Belz (55)         PRINCIPAL OCCUPATION: President and Chief
7900 Callaghan Road              Executive Officer of Catholic Life Insurance
San Antonio, TX 78229            since 1984.
Trustee                          OTHER DIRECTORSHIPS HELD: Director of Broadway
November 2005 to present         National Bank from October 2003 to present.
Thirteen portfolios
---------------------------------------------------------------------------------
James F. Gaertner (65)           PRINCIPAL OCCUPATION: President of Sam Houston
7900 Callaghan Road              State University from August 2001 to present.
San Antonio, TX 78229            OTHER DIRECTORSHIPS HELD: Chairman of the Board
Trustee                          of Directors of Tandy Brands Accessories, Inc.
November 2002 to present         from October 1997 to present.
Nine portfolios
---------------------------------------------------------------------------------
Clark R. Mandigo (65)            PRINCIPAL OCCUPATION: Restaurant operator,
7900 Callaghan Road              business consultant since 1991.
San Antonio, TX 78229
Trustee
1998 to present
Thirteen portfolios
---------------------------------------------------------------------------------
Willem C.J. van Rensburg (69)    PRINCIPAL OCCUPATION: Retired.
7900 Callaghan Road
San Antonio, TX 78229
Trustee
1978 to present
Nine portfolios
---------------------------------------------------------------------------------

                                                                 139


  TRUSTEES AND OFFICERS (UNAUDITED)                    June 30, 2008


INTERESTED TRUSTEE

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED
NUMBER OF PORTFOLIOS IN FUND      PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE      DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------
Frank Holmes * (53)              PRINCIPAL OCCUPATION: Director, Chief Executive
7900 Callaghan Road              Officer, and Chief Investment Officer of the
San Antonio, TX 78229            Adviser. Since October 1989, Mr. Holmes has
Trustee, Chief Executive         served and continues to serve in various
Officer, Chief Investment        positions with the Adviser, its subsidiaries,
Officer, President               and the investment companies it sponsors.
1989 to present                  OTHER DIRECTORSHIPS HELD: Chairman of the Board
Thirteen portfolios              of Directors of Endeavour Mining Capital Corp.
                                 since November 2005. Director of 71316 Ontario,
                                 Inc. since April 1987 and of F. E. Holmes
                                 Organization, Inc. since July 1978.
---------------------------------------------------------------------------------

*Mr. Holmes is an "interested person" of the Trust by virtue of his positions with U.S. Global Investors, Inc.

  TRUSTEES AND OFFICERS (UNAUDITED)                    June 30, 2008


The following table presents information about each Officer of the Trust as of June 30, 2008, together with a brief description of their principal occupations during the last five years. Each holds office until his or her successor is duly elected and qualified.

OFFICERS

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------
Frank Holmes (53)                Director, Chief Executive Officer, and Chief
7900 Callaghan Road              Investment Officer of the Adviser. Since
San Antonio, TX 78229            October 1989, Mr. Holmes has served and
Trustee, Chief Executive         continues to serve in various positions with
Officer, Chief Investment        the Adviser, its subsidiaries, and the
Officer, President               investment companies it sponsors.
1989 to present
--------------------------------------------------------------------------------
Susan McGee (49)                 President and General Counsel of the Adviser.
7900 Callaghan Road              Since September 1992, Ms. McGee has served and
San Antonio, TX 78229            continues to serve in various positions with
Executive Vice President,        the Adviser, its subsidiaries, and the
Secretary, General Counsel       investment companies it sponsors.
1997 to present
--------------------------------------------------------------------------------
Catherine Rademacher (48)        Chief Financial Officer of the Adviser. Since
7900 Callaghan Road              April 2004, Ms. Rademacher has served in
San Antonio, TX 78229            various positions with the Adviser, its
Treasurer                        subsidiaries, and the investment companies it
July 2004 to present             sponsors. Associate with Resources Connection
                                 from July 2003 to February 2004.
--------------------------------------------------------------------------------
James L. Love (39)               Chief Compliance Officer of the Adviser since
7900 Callaghan Road              September 2007. Executive Director Executive
San Antonio, TX 78229            Attorney from January 2003 to September 2007,
Chief Compliance Officer         Senior Counsel May 2002 to January 2003 with
September 2007 to present        USAA.
--------------------------------------------------------------------------------
Mark Carter (40)                 Vice President, Shareholder Services of the
7900 Callaghan Road              Adviser since April 2008. Operations Manager of
San Antonio, TX 78229            the Adviser from April 2007 to March 2008,
Vice President Shareholder       Transfer Agent Operations Manager, Invesco AIM
Services                         from 2004 to April 2007.
April 2008 to present
--------------------------------------------------------------------------------
T. Kelly Niland (46)             Director of Portfolio Administration of the
7900 Callaghan Road              Adviser since January 2006. Fund Accounting
San Antonio, TX 78229            Manager with AIM Investments from June 1992 to
Assistant Treasurer              January 2006.
June 2006 to present
--------------------------------------------------------------------------------

  ADDITIONAL INFORMATION (UNAUDITED)


ADDITIONAL FEDERAL TAX INFORMATION

The percentage of tax-exempt dividends paid by the Funds for the year ended June 30, 2008, was:

    Near-Term Tax Free                                        83.56%
    Tax Free                                                  89.57%

The percentage of ordinary income dividends paid by the Funds during the year ended June 30, 2008, which qualify for the Dividends
Received Deduction available to corporate shareholders was:

    All American Equity                                       12.95%
    China Region Opportunity                                   0.05%
    Global Resources                                           3.26%
    World Precious Minerals                                    0.90%
    Gold and Precious Metals                                  41.41%

The Funds hereby designate the following approximate amounts as capital gain dividends for the purpose of the dividends paid deduction:

    All American Equity                                  $   518,139
    China Region Opportunity                               1,839,778
    Global Resources                                     105,446,649
    World Precious Minerals                               82,005,547
    Gold and Precious Metals                              24,180,522

The amounts which represent foreign source income and foreign taxes paid during the year ended June 30, 2008 are as follows:

                                FOREIGN
                                 SOURCE     FOREIGN TAX
                                 INCOME       CREDIT
                                -------     -----------
    China Region Opportunity   $1,740,782     $86,193
    World Precious Minerals     2,247,715     227,269
    Gold and Precious Metals      471,754      31,734

In January 2009, the Funds will report on Form 1099-DIV the tax status of all distributions made during the calendar year 2008. The funds intend to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by each fund will be reported to shareholders on their Form 1099-DIV. Shareholders should use the information on Form 1099-DIV for their income tax returns.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds' statement of additional information (Form 485B), which can be found on the SEC's website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637) or accessing the Funds' Form N-PX on the SEC's website at www.sec.gov.

  ADDITIONAL INFORMATION (UNAUDITED)


AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds provide complete lists of holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds' semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. Shareholders can look up the Funds' Forms N-Q on the SEC's website at www.sec.gov. You may also visit or call the SEC's Public Room in Washington, D.C. (1-202-942-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

APPROVAL OF THE ADVISORY AGREEMENT FOR EACH FUND

On February 18, 2008, the Board of Trustees, including all of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved continuation of the advisory agreement with the Adviser for each Fund for an additional one-year term. In considering approval of the agreement, the Trustees reviewed a variety of materials relating to each Fund and the Adviser, including: (i) comparative performance, fee and expense information versus a peer group of similar mutual funds provided by Lipper Inc. (each, a "Peer Group") and performance information versus a broader array of comparative mutual funds provided by Lipper Inc. (each, a "Peer Universe"), (ii) information regarding the nature, extent and quality of the services provided by the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser and its affiliates, (iv) the extent to which economies of scale are realized as the Funds grow, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies managed by the Adviser and other accounts managed by the Adviser, and (vii) benefits realized by the Adviser (and its affiliates) from its relationship with the Funds.

The Independent Trustees began their process of reviewing information and considering approval of the agreement in November 2007 and were represented by independent legal counsel throughout the process. After a November 9, 2007 meeting, at the direction of the Independent Trustees, independent counsel requested additional information from the Adviser to be presented to the Independent Trustees in advance of their February 18, 2008 meeting. As a result, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement. After their review of the information received, the Independent Trustees presented their findings and recommendations to the full Board.

In considering the nature, extent and quality of the services provided by the Adviser, the board reviewed information relating to the Adviser's operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of its deliberations the board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of the Adviser's investment personnel, the Adviser's brokerage practices, including the extent to which the Adviser obtains research through "soft dollar" arrangements with the Funds' brokerage, and the financial and non-financial resources available to provide services required under the advisory agreement.

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the board reviewed, among other things, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates of their relationship with each Fund over various time

  ADDITIONAL INFORMATION (UNAUDITED)


periods, which analysis identified revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates from these relationships on a Fund-by-Fund basis and as a group of Funds. The board also compared each Fund's management fee to the fees charged by the Adviser to other registered investment companies and to other clients managed by the Adviser. The board noted that, although certain clients may have investment objectives and policies that are similar to some of the Funds, the contractual fees payable to the Adviser for managing those client assets are the same or higher than the management fees of the similar Funds. The board considered the current and historic asset levels of each Fund and the historical willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The board also considered that the management fee for all of the Funds except for the Near-Term Tax Free Fund and the China Region Opportunity Fund include a breakpoint. The board also noted that the Adviser did not believe, with respect to administration and investment advisory services provided, that it was realizing significant economies of scale and that the current fees represent an appropriate sharing of economies of scale. The board concluded that the profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The board concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreement to each Fund are reasonable.

In addition to the foregoing, the board considered the specific factors and reached the related conclusions set forth below with respect to each Fund:

U.S. Government Securities Savings Fund
---------------------------------------
The board noted that the U.S. Government Securities Saving Fund has been among the top performing funds of its Peer Group and Peer Universe for the one, two, three, four, five and ten-year periods ending August 31, 2007. Accordingly, the board concluded that the Fund's performance has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the board also noted that, over various time periods, the Adviser has waived fees and paid expenses of the Fund and has currently agreed to limit expenses to not exceed .45% of average net assets through November 1, 2008, and that the Fund's management fee and total expenses, net of contractual waivers and expense reimbursements, are among the lowest in its Peer Group.

U.S. Treasury Securities Cash Fund
----------------------------------
The board noted that the U.S. Treasury Securities Cash Fund has underperformed its Peer Group and Peer Universe for the one, two, three, four, five and ten-year periods ending August 31, 2007. The independent trustees also requested and reviewed the Fund's gross performance, which indicated that the Fund's performance was competitive on a gross basis and that the Fund's net relative underperformance is primarily attributable to the Fund's high relative expenses. As a result, the board concluded that the Fund's performance has been consistent with reasonable expectations in light of the nature, quality and extent of the services provided to shareholders. In this regard, the board noted that the Fund is designed to be used by shareholders as a substitute for a traditional checking account, that the Fund's high relative expenses are explained, in part, by the unlimited free checkwriting and related shareholder services offered by the Fund, and that the Fund's relative underperformance is attributable primarily to high expenses, including non-

  ADDITIONAL INFORMATION (UNAUDITED)

management expenses, incurred by the Fund in making these services available to shareholders. In determining that the fees charged by the Adviser are reasonable, the board noted that the Fund's contractual management fee is competitive with that of its Peer
Group.

Tax Free Fund
-------------
The board noted that while the Tax Free Fund performed at or below the median of its Peer Group and Peer Universe for the four, five and ten-year periods ending August 31, 2007, the performance of the Fund has improved over the one, two and three-year periods ending August 31, 2007. The board noted the small size of the Fund and that the Fund's three, four, five and ten-year period performance was adversely affected by the Fund's conservative risk profile. In light of the above, the board concluded that performance was satisfactory. In determining that the fees charged by the Adviser are reasonable, the board noted that while the Fund's contractual management fee is above the median for its Peer Group, over various time periods, the Adviser has waived fees and expenses of the Fund and has currently agreed to limit expenses to not exceed .70% of average net assets through November 1, 2008, and the Fund's management fee and total expenses, net of contractual waivers, are below the median for its Peer Group.

Near-Term Tax Free Fund
-----------------------
The board noted that the Near-Term Tax Free Fund has performed at or above the median of its Peer Group and Peer Universe for the one, two, three, four, five and ten-year periods ending August 31, 2007. Accordingly, the board concluded that the Fund's overall performance has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the board noted that the Fund is among the smallest funds in its Peer Group, that over various time periods the Adviser has waived fees and paid expenses of the Fund and has currently agreed to limit expenses to not exceed .45% of average net assets through November 1, 2008, and that the Fund's management fee and total expenses, net of contractual waivers and expense reimbursements, are among the lowest of its Peer Group.

All American Equity Fund
------------------------
The board noted that the All American Equity Fund has performed well relative to its Peer Group and Peer Universe for the one, two, three, four and five-year periods ending August 31, 2007. Accordingly, the board concluded that the overall performance of the Fund has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the board noted that, over various time periods, the Adviser has waived fees and paid expenses of the Fund and has currently agreed to limit expenses to not exceed 1.75% of average net assets through November 1, 2008, and that the Fund's contractual and actual management fee is among the lowest of its Peer Group. The board also noted that total expenses of the Fund are high due to the high non-management related expenses relative to its Peer Group. The board concluded that this is consistent with reasonable expectations in light of the small size of the Fund and the small average account size of the Fund relative to its Peer Group.

China Region Opportunity Fund
-----------------------------
The board noted that despite the China Region Opportunity Fund's high absolute returns (i.e. the Fund's total return was 62.74%, 43.21%, 36.44%, 32.15% 30.59% and 5.12% for the one, two, three, four, five and ten-year periods ending August 31, 2007), the Fund underperformed its Peer Group and Peer Universe for the one, two, three, five and ten-year periods ending August 31, 2007, and the Fund performed at the median relative to its Peer Group and Peer Universe for the

  ADDITIONAL INFORMATION (UNAUDITED)


four-year period ending August 31, 2007. The board noted that the Adviser attributed the relative underperformance of the Fund compared to its peer group, in part, to the concentration by many of the peer funds in a limited number of Chinese stocks, as opposed to Fund, which has a more diversified portfolio. Overall, the board concluded that the performance of the Fund has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the board noted that, although the Fund's management fee and total expenses are slightly above the median for its Peer Group, such fees and expenses are consistent with reasonable expectations in light of the size of the Fund and the nature, quality and extent of the services provided by the Adviser.

Global Resources Fund
---------------------
The board noted that while the Global Resources Fund has underperformed its Peer Group and Peer Universe for the one-year period ending August 31, 2007, the Fund has been among the top performing funds in its Peer Group and Peer Universe for the two, three, four and five-year periods ending August 31, 2007. Accordingly, the board concluded that the Fund's performance has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the board noted that the Fund's management fee is below the median for its Peer Group and that the Fund's total expenses are below the median for its Peer Group.

World Precious Minerals Fund
----------------------------
The board noted that while the World Precious Minerals Fund has underperformed its Peer Group and Peer Universe for the one and ten-year periods ending August 31, 2007, the Fund has been among the top performing funds in its Peer Group and Peer Universe for the two, three, four and five-year periods ending August 31, 2007. Accordingly, the board concluded that the Fund's performance has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the board noted that the Fund's contractual management fee and total expenses are below the median for its Peer Group.

Gold and Precious Metals Fund
-----------------------------
The board noted that while the Gold and Precious Metals Fund has underperformed its Peer Group and Peer Universe for the one and ten-year periods ending August 31, 2007, the Fund has outperformed its Peer Group and Peer Universe for the two, three, four and five-year periods ending August 31, 2007. Accordingly, the board concluded that the Fund's performance has been satisfactory. In determining that the fees charged by the Adviser are reasonable, the board noted that the Fund's management fee is below the median for its Peer Group. The board also noted that the Fund's total expenses are below the median for its Peer Group.

                             * * * * * *

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each trustee not necessarily attributing the same weight to each factor, the Board of Trustees, including the Independent Trustees, concluded that approval of the advisory agreement would be in the interests of each fund. Accordingly, on February 18, 2008, the Board of Trustees, including the Independent Trustees, voted to approve continuation of the advisory agreement with respect to each Fund.

ITEM 2. CODE OF ETHICS.
     (a) The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

     (b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

     (d) Not applicable.

     (e) Not applicable.

     (f) The registrant has posted such code of ethics on its Internet website at www.usfunds.com.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Trustees has determined that the registrant had at least three "audit committee financial experts" serving on its audit committee during the covered period: Dr. James F. Gaertner, Mr. Clark R. Mandigo, and Mr. Walter W. McAllister, III are "independent" (as defined in Item 3 of Form N-CSR.). Mr. McAllister resigned from the Board of Trustees, effective June 30, 2008.

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(A) AUDIT FEES
The aggregate fees billed to the registrant for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements were $206,800 and $188,000 for the fiscal years ended June 30, 2008, and 2007, respectively.

(B) AUDIT-RELATED FEES
There were no aggregate fees billed for assurance and related services by the registrant's principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended June 30, 2008, and 2007, respectively.

(C) TAX FEES
The aggregate fees billed for professional services rendered by the registrant's principal accountant for tax compliance, tax advice and tax planning were $38,900 and $30,800 for the fiscal years ended June 30, 2008, and 2007, respectively. The nature of the services comprising the tax fees included the review of the registrant's income and excise tax returns and distribution requirements.

(D) ALL OTHER FEES
There were no other fees during the fiscal years ended June 30, 2008, and 2007 billed to the registrant.

(E)(1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including approval in advance of audit and non-audit services at regularly scheduled audit committee meetings. If non-audit services are required between regularly scheduled audit committee meetings, approval may be authorized by the chairman of the audit committee with prompt notification of other audit committee members and ratification at the next scheduled audit committee meeting, provided the fees for such services amount to no more than 5 percent of the annual audit fees for the registrant. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.
   (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(F) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(G) The aggregate fees billed by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $114,300 and $99,800 for the fiscal years ended June 30, 2008, and 2007, respectively. These fees related to audit and tax services rendered to another trust and the issuance of a report on internal controls for an entity controlled by the investment adviser.

(H) All non-audit services rendered in (g) above were considered by the registrant's audit committee in maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.
Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.
    1. The registrant's president and treasurer have determined that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

    2. There was no change in the registrant's internal control over financial reporting that occurred in the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
(a)(1) Code of ethics is posted on registrant's Internet website at www.usfunds.com.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17CFR 270.30a-2(a)), and Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GLOBAL INVESTORS FUNDS



By:      /s/ Frank E. Holmes
         ----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer

Date:    September 4, 2008




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By:      /s/ Frank E. Holmes
         ----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer

Date:    September 4, 2008



By:      /s/ Catherine A. Rademacher
         ----------------------------------
         Catherine A. Rademacher
         Treasurer

Date:    September 4, 2008